UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04708

SunAmerica Income Funds

(Exact name of registrant as specified in charter)

Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311

(Address of principal executive offices) (Zip code)

John T. Genoy

Senior Vice President

SunAmerica Asset Management, LLC

Harborside 5,

185 Hudson Street, Suite 3300,

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Item 1. Reports to Stockholders

ANNUAL REPORT 2021

SUNAMERICA

Income Funds

aig.com/funds

Shareholder Letter — (unaudited)

Dear Shareholders,

All of us at AIG and SunAmerica Asset Management, along with our Fund subadvisers, hope this annual report finds you and yours safe and well during these persistently challenging times.

As the COVID-19 pandemic continues to evolve, know that we remain focused on serving our Fund shareholders. As such, we are pleased to present this annual update for the SunAmerica Income Funds (the “Income Funds”) for the 12-month period ended March 31, 2021. From a broad perspective, it was a period wherein fixed income market performance was primarily driven by economic growth expectations, monetary and fiscal stimulus measures, and geopolitical events, including efforts to stem the COVID-19 pandemic. For the annual period overall, the Bloomberg Barclays U.S. Aggregate Bond Index*, a broad measure of the U.S. fixed income market, returned 0.71%.

In the second quarter of 2020, when the annual period began, global fixed income sectors generated positive returns. Political tensions were a focal point, with U.S.-China disputes reigniting, a wave of racial justice protests engulfing the U.S., and Brexit** uncertainty increasing. Global government bond yields were largely range-bound near record lows across most developed markets, supported by extremely accommodative central bank purchase programs and amplified policy responses to the pandemic and its impact on the economy and the financial markets. For example, the U.S. Federal Reserve (the “Fed”) announced a trillion-dollar lending program, which included high yield bonds. The European Central Bank (“ECB”) announced more generous terms for its targeted longer-term refinancing operations. The Bank of England (“BOE”) announced an extension of the U.K. government’s overdraft facility and increased its bond purchases. All that said, global government bond yield curves, or maturity spectrums, steepened‡, as short-term yields declined in the U.S. and the U.K. In fact, U.K. government bond yields dipped into negative territory after the BOE indicated negative rates could form part of a range of actions it might take should downside risks materialize. Most non-government bond sectors outperformed U.S. Treasuries and other sovereign bonds during the second calendar quarter. Fixed income credit sectors — both investment grade and high yield — performed especially strongly, as countries began to gradually emerge from lockdowns, vaccine developments progressed and asset purchases by the Fed commenced through its credit facilities. Emerging markets debt was also a particularly strong sector during the quarter, as emerging market central banks rapidly cut policy rates, with some banks also initiating unconventional policies, including forms of quantitative easing.

Global government bond yields ended the third quarter of 2020 mixed. Yield curves steepened, led by increases in yields on longer-term maturities in the U.S., Canada and the U.K., while most other government bond yields generally drifted lower. (Remember, there is an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.) The Fed extended its emergency liquidity provisions through the end of 2020 and unveiled a new inflation policy framework that will allow inflation to modestly exceed 2% without a hawkish†† policy response. This low-for-longer and inflation tolerance policy stance by the Fed prompted the sell-off in longer-dated securities, while strong demand for U.S. Treasuries as a “safe haven” kept short-to intermediate-term yields low. The U.K.’s yield curve steepened, reflecting the backdrop of Brexit risks, disappointing economic data and rapidly rising estimates of British government borrowing needs. In contrast, Australian and Italian yields were among the major decliners. Among non-government bond sectors, performance was mixed. Credit sectors performed well, supported by expansionary fiscal policies, purchase programs by the Fed and the ECB, and strong demand, even as corporate issuance set records for the calendar year. Emerging markets debt also posted relatively strong returns. Some securitized sectors, including mortgage-backed securities, were comparatively weaker.

Global government bond yields ended the fourth quarter of 2020 mixed. Yield curves in the dollar-bloc economies, including the U.S., Australia, Canada and New Zealand, steepened, while yields in the U.K. and Germany drifted lower. Global central banks maintained highly accommodative policy stances, with the Fed providing assurance it would continue to acquire assets for the foreseeable future, and the ECB extending its Pandemic Emergency Purchase Programme through at least March 2022. Credit spreads remained mostly

2

range-bound in October but then rallied sharply in November and December, as positive news flow on COVID-19 vaccine development and distribution, a positive supply/demand backdrop and the passage of additional U.S. fiscal stimulus provided confidence around a stronger economic recovery in 2021.

In the first quarter of 2021, government bond yields moved sharply higher. U.S. Treasuries registered their worst quarterly return since 1980, driven by vaccine rollout progress, unprecedented fiscal stimulus and the Fed’s commitment to not preemptively hike rates in response to any transitory rise in inflation during the economic rebound. In turn, the U.S. Treasury yield curve steepened rapidly, which spilled over to other major markets, including the dollar-bloc economies. Chinese sovereign bonds represented the lone market among the 20 largest global debt markets to see yields decrease during the quarter. Most non-government bond sectors continued to outperform government bonds, with vaccine distribution gathering pace across developed markets and major central banks committing to maintain accommodative policies.

For the annual period overall, the U.S. Treasury yield curve steepened, as yields on shorter-term maturities fell and yields on intermediate- and longer-term maturities rose. The yield on the bellwether 10-year U.S. Treasury rose approximately 104 basis points† to end the annual period at 1.74%. Amongst non-U.S. Treasury sectors, high yield corporate bonds and sovereign emerging markets debt outperformed U.S. Treasuries most for the annual period as a whole, followed by investment grade corporate bonds. To a lesser extent, commercial mortgage-backed securities, asset-backed securities, mortgage-backed securities and agency securities also outpaced U.S. Treasuries.

On the following pages, you will find financial statements and portfolio information for each of the Income Funds during the annual period ended March 31, 2021.

We thank you for being a part of AIG Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the future. As always, if you have any questions regarding your investments, please contact your financial professional or get in touch with us directly at 800-858-8850 or at our website, www.aig.com/funds.

Sincerely,

The SunAmerica Income Funds Investment Professionals

Tim Pettee	Robert Vanden Assem	David L. Albrycht
Timothy Campion	Dana Burns	Frank Ossino
Elizabeth Mauro	Anders Faergemann	Eric Hess
	John Yovanovic	William Eastwood

Past performance is no guarantee of future results.

*

The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly in an index.

**	Brexit refers to the U.K.’s path out of the European Union.
‡	A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens.
††	Hawkish policy tends to suggest higher interest rates; opposite of dovish.
†	A basis point is 1/100th of a percentage point.

3

SunAmerica Income Funds

EXPENSE EXAMPLE — March 31, 2021 — (unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of a fund (each, a “Fund” and collectively the “Funds”) in the SunAmerica Income Funds (the “Trust”), you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and service fees and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at October 1, 2020 and held until March 31, 2021.

Actual Expenses

The “Actual” section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Six Months Ended March 31, 2021” to estimate the expenses you paid on your account during this period. The “Expenses Paid During the Six Months Ended March 31, 2021” column and the “Annualized Expense Ratio” column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the “Expenses Paid During the Six Months Ended March 31, 2021” column and the “Annualized Expense Ratio” column do not include administrative fees that may apply to qualified retirement plan accounts. See the Funds’ prospectuses, your retirement plan document and/or materials from your financial adviser for a full description of these fees. Had these fees been included, the “Expenses Paid During the Six Months Ended March 31, 2021” column would have been higher and the “Ending Account Value” column would have been lower.

Hypothetical Example for Comparison Purposes

The “Hypothetical” section of the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The “Expenses Paid During the Six Months Ended March 31, 2021” column and the “Annualized Expense Ratio” column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the “Expenses Paid During the Six Months Ended March 31, 2021” column and the “Annualized Expense Ratio” column do not include administrative fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds’ prospectuses, your retirement plan document and/or materials from your financial adviser for a full description of these fees. Had these fees been included, the “Expenses Paid During the Six Months Ended March 31, 2021” column would have been higher and the “Ending Account Value” column would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Funds’ prospectus, your retirement plan document and/or material from your financial adviser, for more information. Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

4

SunAmerica Income Funds

EXPENSE EXAMPLE — March 31, 2021 — (unaudited) (continued)

	Actual			Hypothetical
Fund	Beginning Account Value at October 1, 2020	Ending Account Value using Actual Return at March 31, 2021	Expenses Paid During the Six Months Ended March 31, 2021	Beginning Account Value at October 1, 2020	Ending Account Value using a Hypothetical 5% Annual Return at March 31, 2021	Expenses Paid During the Six Months Ended March 31, 2021	Annualized Expense Ratio*
AIG U.S. Government Securities#
Class A	$1,000.00	$952.38	$4.82	$1,000.00	$1,020.00	$4.99	0.99%
Class C	$1,000.00	$948.21	$7.97	$1,000.00	$1,016.75	$8.25	1.64%
AIG Strategic Bond#
Class A	$1,000.00	$1,028.09	$5.56	$1,000.00	$1,019.45	$5.54	1.10%
Class B	$1,000.00	$1,021.52	$9.27	$1,000.00	$1,015.76	$9.25	1.84%
Class C	$1,000.00	$1,025.07	$8.78	$1,000.00	$1,016.26	$8.75	1.74%
Class W	$1,000.00	$1,029.10	$4.55	$1,000.00	$1,020.44	$4.53	0.90%
AIG Flexible Credit#
Class A	$1,000.00	$1,079.66	$5.60	$1,000.00	$1,019.55	$5.44	1.08%
Class C	$1,000.00	$1,075.60	$9.11	$1,000.00	$1,016.16	$8.85	1.76%
Class W	$1,000.00	$1,080.73	$4.46	$1,000.00	$1,020.64	$4.33	0.86%

*

Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 days (to reflect the one-half year period). These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus, your retirement plan documents and/or materials from your financial adviser for more information.

#

During the stated period, the investment advisor either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds. As a result, if these fees and expenses had not been waived or assumed, the “Actual/Hypothetical Ending Account Value” would have been lower and the “Actual/Hypothetical Expenses Paid During the Six Months Ended March 31, 2021” and the “Annualized Expense Ratio” would have been higher.

5

SunAmerica Income Funds

STATEMENTS OF ASSETS AND LIABILITIES — March 31, 2021

	AIG U.S. Government Securities Fund	AIG Strategic Bond Fund	AIG Flexible Credit Fund
ASSETS:
Investments at value (unaffiliated)*	$115,975,841	$374,787,909	$234,262,679
Repurchase agreements (cost approximates value)	134,000	—	—
Cash	250	15,401	—
Foreign cash*	—	11,442	—
Receivable for:
Shares of beneficial interest sold	1,876	595,218	498,060
Dividends and interest	470,804	3,695,340	2,224,603
Investments sold	—	1,212,491	148,290
Investments sold on an extended settlement basis	—	105,453	2,205,902
Prepaid expenses and other assets	5,509	7,370	7,156
Due from investment adviser for expense reimbursements/fee waivers	36,920	85,124	79,572
Unrealized appreciation on forward foreign currency contracts	—	597,934	—

Total assets	116,625,200	381,113,682	239,426,262

LIABILITIES:
Payable for:
Shares of beneficial interest redeemed	218,372	1,716,301	571,944
Investments purchased	—	569,707	4,110
Investments purchased on an extended settlement basis	—	10,944,391	8,107,645
Investment advisory and management fees	65,678	204,027	145,439
Distribution and service maintenance fees	39,691	115,896	71,141
Transfer agent fees and expenses	29,534	80,421	51,494
Trustees’ fees and expenses	843	3,738	1,824
Other accrued expenses	97,985	173,718	150,636
Distributions Payable	8,765	126,455	335,340
Due to custodian	—	—	169
Commitments	—	37,293	598,133
Unrealized depreciation on forward foreign currency contracts	—	33,150	—

Total liabilities	460,868	14,005,097	10,037,875

Net assets	$116,164,332	$367,108,585	$229,388,387

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, $0.01	$126,004	$1,058,664	$679,292
Paid-in capital	129,883,257	387,896,725	253,518,798
Total accumulated earnings (loss)	(13,844,929)	(21,846,804)	(24,809,703)

Net assets	$116,164,332	$367,108,585	$229,388,387

*Cost
Investments (unaffiliated)	$111,107,895	$372,374,467	$234,288,344

Foreign cash	$—	$11,479	$—

See Notes to Financial Statements

6

SunAmerica Income Funds

STATEMENTS OF ASSETS AND LIABILITIES — March 31, 2021 — (continued)

	AIG U.S. Government Securities Fund	AIG Strategic Bond Fund	AIG Flexible Credit Fund
Class A (unlimited shares authorized):
Net assets	$108,748,252	$173,599,936	$89,352,386
Shares of beneficial interest issued and outstanding	11,794,452	50,032,841	26,502,547
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.22	$3.47	$3.37
Maximum sales charge (3.75% of offering price)	0.36	0.14	0.13

Maximum offering price to public	$9.58	$3.61	$3.50

Class B (unlimited shares authorized):
Net assets	$—	$14,059,716	$—
Shares of beneficial interest issued and outstanding	—	4,059,383	—
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$—	$3.46	$—

Class C (unlimited shares authorized):
Net assets	$7,416,080	$39,402,189	$36,523,265
Shares of beneficial interest issued and outstanding	805,961	11,328,063	10,768,643
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.20	$3.48	$3.39

Class W (unlimited shares authorized):
Net assets	$—	$140,046,744	$103,512,736
Shares of beneficial interest issued and outstanding	—	40,446,104	30,658,039
Net asset value, offering and redemption price per share	$—	$3.46	$3.38

See Notes to Financial Statements

7

SunAmerica Income Funds

STATEMENTS OF OPERATIONS — For the Year Ended March 31, 2021

	AIG U.S. Government Securities Fund	AIG Strategic Bond Fund	AIG Flexible Credit Fund
INVESTMENT INCOME:
Dividends (unaffiliated)	$—	$5,508	$685
Interest (unaffiliated)	2,310,365	13,805,393	13,645,276

Total investment income*	2,310,365	13,810,901	13,645,961

EXPENSES:
Investment advisory and management fees	867,700	2,237,830	1,866,552
Distribution and Service maintenance fees:
Class A	398,608	567,642	296,803
Class B	—	147,452	—
Class C	111,753	464,212	430,218
Service fee — Class W	—	180,734	182,312
Transfer agent fees:
Class A	296,550	388,898	208,048
Class B	—	35,677	—
Class C	26,901	108,993	100,244
Class W	—	269,629	271,236
Registration fees:
Class A	26,936	29,042	22,584
Class B	—	14,166	—
Class C	16,762	20,830	18,235
Class W	—	29,738	27,699
Custodian and accounting fees	23,792	127,748	62,471
Reports to shareholders	24,790	49,468	47,784
Audit and tax fees	64,655	79,706	80,762
Legal fees	50,179	63,074	60,010
Trustees’ fees and expenses	14,880	39,333	29,444
Interest expense	330	91	13,994
Other expenses	42,587	55,280	49,124

Total expenses before fee waivers, expense reimbursements and expense recoupments	1,966,423	4,909,543	3,767,520

Net (fees waived and expenses reimbursed)/recouped by investment advisor (Note 3)	(572,183)	(931,880)	(1,013,458)

Net expenses	1,394,240	3,977,663	2,754,062

Net investment income (loss)	916,125	9,833,238	10,891,899

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments (unaffiliated)	1,401,137	10,573,385	(2,522,972)
Forward contracts	—	(1,568,282)	—
Net realized foreign exchange gain (loss) on other assets and liabilities	—	5,050	—

Net realized gain (loss) on investments and foreign currencies	1,401,137	9,010,153	(2,522,972)

Change in unrealized appreciation (depreciation) on:
Investments (unaffiliated)	(8,404,023)	21,406,436	49,859,546
Forward contracts	—	373,925	—
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	—	(183)	—

Net unrealized gain (loss) on investments and foreign currencies	(8,404,023)	21,780,178	49,859,546

Net realized and unrealized gain (loss) on investments and foreign currencies	(7,002,886)	30,790,331	47,336,574

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,086,761)	40,623,569	58,228,473

* Net of foreign withholding taxes on interest and dividends of	$—	$203	$—

See Notes to Financial Statements

8

SunAmerica Income Funds

STATEMENTS OF CHANGES IN NET ASSETS

	AIG U.S. Government Securities Fund		AIG Strategic Bond Fund		AIG Flexible Credit Fund
	For the year ended March 31, 2021	For the year ended March 31, 2020	For the year ended March 31, 2021	For the year ended March 31, 2020	For the year ended March 31, 2021	For the year ended March 31, 2020
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$916,125	$1,739,735	$9,833,238	$9,321,061	$10,891,899	$17,039,311
Net realized gain (loss) on investments and foreign currencies	1,401,137	1,926,705	9,010,153	2,219,656	(2,522,972)	(10,508,043)
Net unrealized gain (loss) on investments and foreign currencies	(8,404,023)	9,530,897	21,780,178	(16,562,110)	49,859,546	(39,945,114)

Net increase (decrease) in net assets resulting from operations	(6,086,761)	13,197,337	40,623,569	(5,021,393)	58,228,473	(33,413,846)

Distributions to shareholders from:
Distributable earnings (Class A)	(1,859,353)	(2,097,203)	(5,433,173)	(5,590,623)	(3,987,394)	(5,350,478)
Distributable earnings (Class B)	—	—	(385,245)	(449,803)	—	—
Distributable earnings (Class C)	(95,466)	(75,838)	(1,251,979)	(1,472,631)	(1,718,396)	(2,528,440)
Distributable earnings (Class W)	—	—	(4,228,308)	(3,163,220)	(5,920,680)	(9,579,290)

Total distributions to shareholders	(1,954,819)	(2,173,041)	(11,298,705)	(10,676,277)	(11,626,470)	(17,458,208)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	(14,215,387)	(6,229,168)	41,008,916	37,021,203	(71,967,524)	(6,163,477)

Total increase (decrease) in net assets	(22,256,967)	4,795,128	70,333,780	21,323,533	(25,365,521)	(57,035,531)

NET ASSETS:
Beginning of period	138,421,299	133,626,171	296,774,805	275,451,272	254,753,908	311,789,439

End of period	$116,164,332	$138,421,299	$367,108,585	$296,774,805	229,388,387	$254,753,908

See Notes to Financial Statements

9

SunAmerica Income Funds

FINANCIAL HIGHLIGHTS

AIG U.S. GOVERNMENT SECURITIES FUND
Period Ended	Net Asset Value, beginning of period	Net investment income(1)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains on investments	Total Distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets, end of period (000’s)	Ratio of expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Portfolio Turnover

Class A
03/31/17	$9.59	$0.09	$(0.37)	$(0.28)	$(0.16)	$—	$(0.16)	$9.15	(2.93)%	$148,382	0.99%	0.91%	95%
03/31/18	9.15	0.09	(0.13)	(0.04)	(0.16)	—	(0.16)	8.95	(0.46)	138,599	0.99	1.03	29
03/31/19	8.95	0.13	0.11	0.24	(0.15)	—	(0.15)	9.04	2.71	126,119	0.99	1.49	18
03/31/20	9.04	0.12	0.82	0.94	(0.16)	—	(0.16)	9.82	10.45	126,770	0.99	1.34	40
03/31/21	9.82	0.07	(0.52)	(0.45)	(0.15)	—	(0.15)	9.22	(4.66)	108,748	0.99	0.74	15

Class C
03/31/17	$9.59	$0.02	$(0.37)	$(0.35)	$(0.10)	$—	$(0.10)	$9.14	(3.66)%	$19,592	1.64%	0.26%	95%
03/31/18	9.14	0.04	(0.13)	(0.09)	(0.10)	—	(0.10)	8.95	(1.00)	7,637	1.64	0.38	29
03/31/19	8.95	0.08	0.10	0.18	(0.09)	—	(0.09)	9.04	2.05	7,507	1.64	0.84	18
03/31/20	9.04	0.06	0.81	0.87	(0.10)	—	(0.10)	9.81	9.64	11,652	1.64	0.69	40
03/31/21	9.81	0.01	(0.54)	(0.53)	(0.08)	—	(0.08)	9.20	(5.39)	7,416	1.64	0.09	15

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect sales load, but does include expense reimbursements.
(3)	Net of the following expense reimbursements, if applicable (based on average net assets):

	03/31/17	03/31/18	03/31/19	03/31/20	03/31/21
AIG U.S. Government Securities Fund Class A	0.35%	0.37%	0.37%	0.40%	0.42%
AIG U.S. Government Securities Fund Class C	0.40	0.46	0.59	0.67	0.56

See Notes to Financial Statements

10

SunAmerica Income Funds

FINANCIAL HIGHLIGHTS — (continued)

AIG STRATEGIC BOND FUND
Period Ended	Net Asset Value, beginning of period	Net investment income(1)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains on investments	Total Distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets, end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio Turnover

Class A
03/31/17	$3.27	$0.10	$0.14	$0.24	$(0.11)	$—	$(0.11)	$3.40	7.38%	$163,163	1.32%		3.00%		109%
03/31/18	3.40	0.11	(0.03)	0.08	(0.10)	—	(0.10)	3.38	2.41	196,712	1.33		3.15		149
03/31/19	3.38	0.13	(0.04)	0.09	(0.16)	—	(0.16)	3.31	2.86	153,979	1.14	(3)	3.89	(3)	123
03/31/20	3.31	0.11	(0.15)	(0.04)	(0.12)	—	(0.12)	3.15	(1.37)	143,815	1.10	(3)	3.14	(3)	85
03/31/21	3.15	0.10	0.33	0.43	(0.11)	—	(0.11)	3.47	13.87	173,600	1.10	(3)	2.91	(3)	111

Class B
03/31/17	$3.27	$0.08	$0.14	$0.22	$(0.09)	$—	$(0.09)	$3.40	6.66%	$29,762	1.99%		2.33%		109%
03/31/18	3.40	0.09	(0.04)	0.05	(0.08)	—	(0.08)	3.37	1.41	21,875	2.02		2.46		149
03/31/19	3.37	0.11	(0.03)	0.08	(0.14)	—	(0.14)	3.31	2.43	16,015	1.86	(3)	3.17	(3)	123
03/31/20	3.31	0.08	(0.15)	(0.07)	(0.09)	—	(0.09)	3.15	(2.12)	13,423	1.84	(3)	2.42	(3)	85
03/31/21	3.15	0.07	0.33	0.40	(0.09)	—	(0.09)	3.46	12.74	14,060	1.84	(3)	2.18	(3)	111

Class C
03/31/17	$3.29	$0.08	$0.13	$0.21	$(0.09)	$—	$(0.09)	$3.41	6.35%	$128,332	1.97%		2.35%		109%
03/31/18	3.41	0.09	(0.03)	0.06	(0.08)	—	(0.08)	3.39	1.75	71,103	1.98		2.50		149
03/31/19	3.39	0.11	(0.04)	0.07	(0.14)	—	(0.14)	3.32	2.18	52,782	1.81	(3)	3.22	(3)	123
03/31/20	3.32	0.08	(0.14)	(0.06)	(0.10)	—	(0.10)	3.16	(2.04)	49,730	1.78	(3)	2.47	(3)	85
03/31/21	3.16	0.08	0.33	0.41	(0.09)	—	(0.09)	3.48	13.11	39,402	1.78	(3)	2.26	(3)	111

Class W
03/31/17	$3.27	$0.11	$0.13	$0.24	$(0.12)	$—	$(0.12)	$3.39	7.26%	$40,412	1.14%		3.20%		109%
03/31/18	3.39	0.11	(0.02)	0.09	(0.11)	—	(0.11)	3.37	2.65	70,239	1.14		3.34		149
03/31/19	3.37	0.14	(0.03)	0.11	(0.17)	—	(0.17)	3.31	3.38	52,676	0.94	(3)	4.06	(3)	123
03/31/20	3.31	0.11	(0.14)	(0.03)	(0.13)	—	(0.13)	3.15	(1.16)	89,806	0.91	(3)	3.28	(3)	85
03/31/21	3.15	0.10	0.33	0.43	(0.12)	—	(0.12)	3.46	13.77	140,047	0.90	(3)	3.08	(3)	111

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect sales load, but does include expense reimbursements.
(3)	Net of the following expense reimbursements and waivers, if applicable (based on average net assets):

	03/31/17	03/31/18	03/31/19	03/31/20	03/31/21
AIG Strategic Bond Fund Class A	—%	—%	0.23%	0.27%	0.27%
AIG Strategic Bond Fund Class B	—	—	0.23	0.27	0.27
AIG Strategic Bond Fund Class C	—	—	0.23	0.27	0.27
AIG Strategic Bond Fund Class W	—	—	0.23	0.27	0.27

See Notes to Financial Statements

11

SunAmerica Income Funds

FINANCIAL HIGHLIGHTS — (continued)

AIG FLEXIBLE CREDIT FUND
Period Ended	Net Asset Value, beginning of period	Net investment income(1)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains on investment	Total Distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets, end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio Turnover

Class A
03/31/17	$3.29	$0.14	$0.16	$0.30	$(0.15)	$—	$(0.15)	$3.44	9.11%	$144,880	1.43%		4.21%		69%
03/31/18	3.44	0.16	(0.04)	0.12	(0.16)	—	(0.16)	3.40	3.54	133,268	1.33	(3)	4.60	(3)	63
03/31/19	3.40	0.18	(0.09)	0.09	(0.18)	—	(0.18)	3.31	2.75	119,903	1.06	(3)	5.29	(3)	57
03/31/20	3.31	0.17	(0.49)	(0.32)	(0.17)	—	(0.17)	2.82	(10.16)	75,556	1.04	(3)	5.12	(3)	67
03/31/21	2.82	0.14	0.56	0.70	(0.15)	—	(0.15)	3.37	25.13	89,352	1.09	(3)	4.33	(3)	72

Class C
03/31/17	$3.31	$0.12	$0.15	$0.27	$(0.12)	$—	$(0.12)	$3.46	8.38%	$74,241	2.07%		3.57%		69%
03/31/18	3.46	0.14	(0.04)	0.10	(0.14)	—	(0.14)	3.42	2.88	58,994	1.99	(3)	3.94	(3)	63
03/31/19	3.42	0.16	(0.09)	0.07	(0.16)	—	(0.16)	3.33	2.09	55,505	1.72	(3)	4.63	(3)	57
03/31/20	3.33	0.15	(0.50)	(0.35)	(0.15)	—	(0.15)	2.83	(11.02)	46,393	1.71	(3)	4.43	(3)	67
03/31/21	2.83	0.12	0.57	0.69	(0.13)	—	(0.13)	3.39	24.61	36,523	1.75	(3)	3.70	(3)	72

Class W
03/31/17	$3.29	$0.15	$0.15	$0.30	$(0.15)	$—	$(0.15)	$3.44	9.34%	$157,377	1.21%		4.44%		69%
03/31/18	3.44	0.17	(0.04)	0.13	(0.17)	—	(0.17)	3.40	3.76	131,163	1.12	(3)	4.79	(3)	63
03/31/19	3.40	0.18	(0.07)	0.11	(0.19)	—	(0.19)	3.32	3.26	136,382	0.85	(3)	5.50	(3)	57
03/31/20	3.32	0.17	(0.49)	(0.32)	(0.18)	—	(0.18)	2.82	(10.28)	132,805	0.83	(3)	5.28	(3)	67
03/31/21	2.82	0.15	0.57	0.72	(0.16)	—	(0.16)	3.38	25.79	103,513	0.87	(3)	4.58	(3)	72

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect sales load, but does include expense reimbursements.
(3)	Net of the following expense reimbursements and waivers, if applicable (based on average net assets):

	03/31/17	03/31/18	03/31/19	03/31/20	03/31/21
AIG Flexible Credit Fund Class A	—%	0.11%	0.39%	0.40%	0.40%
AIG Flexible Credit Fund Class C	—	0.11	0.39	0.40	0.40
AIG Flexible Credit Fund Class W	—	0.11	0.39	0.40	0.40

See Notes to Financial Statements

12

AIG U.S. Government Securities Fund

PORTFOLIO PROFILE — March 31, 2021 — (unaudited)

Industry Allocation*

United States Treasury Notes	57.3%
United States Treasury Bonds	22.4
Government National Mtg. Assoc.	14.3
Federal Home Loan Mtg. Corp.	4.5
Federal National Mtg. Assoc.	1.4
Repurchase Agreements	0.1

100.0%

Credit Quality†#

Aaa	99.3%
Not Rated@	0.7

100.0%

*	Calculated as a percentage of net assets
†	Source: Moody’s
#	Calculated as a percentage of total debt issues, excluding short-term securities.
@	Represents debt issues that either have no rating, or the rating is unavailable from the data source.

13

AIG U.S. Government Securities Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021

Security Description	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES — 20.2%
Federal Home Loan Mtg. Corp. — 4.5%
3.50% due 08/01/2030	$1,327,436	$1,432,311
3.50% due 12/01/2044	2,035,071	2,198,700
4.00% due 04/01/2034	705,253	763,588
Federal Home Loan Mtg. Corp. REMIC Series 3747, Class WA 3.50% due 10/15/2030(1)	783,304	847,063

		5,241,662

Federal National Mtg. Assoc. — 1.4%
2.50% due 11/01/2027	1,498,010	1,566,766

Government National Mtg. Assoc. — 14.3%
3.50% due 03/15/2042	152,947	164,728
3.50% due 06/15/2042	748,450	805,998
3.50% due 07/15/2042	134,973	144,303
3.50% due 02/20/2045	371,230	400,675
4.00% due 03/15/2039	84,045	92,288
4.00% due 06/15/2039	217,382	238,618
4.00% due 12/15/2039	125,183	137,278
4.00% due 08/15/2040	62,642	68,420
4.00% due 11/15/2040	189,448	209,779
4.00% due 09/15/2041	501,811	555,255
4.00% due 10/15/2041	22,916	24,532
4.00% due 11/15/2041	103,264	110,684
4.00% due 12/15/2041	180,005	194,136
4.00% due 01/15/2042	865,911	956,930
4.00% due 02/15/2042	200,075	221,315
4.00% due 03/15/2042	68,514	75,000
4.50% due 09/15/2033	132,851	148,474
4.50% due 04/15/2039	32,907	37,151
4.50% due 05/15/2039	51,423	58,055
4.50% due 06/15/2039	557,002	627,950
4.50% due 07/15/2039	155,441	174,461
4.50% due 09/15/2039	82,586	93,266
4.50% due 11/15/2039	72,702	82,041
4.50% due 12/15/2039	141,797	160,086
4.50% due 02/15/2040	358,603	404,319
4.50% due 03/15/2040	132,461	149,086
4.50% due 04/15/2040	68,311	77,153
4.50% due 07/15/2040	130,047	146,409
4.50% due 03/15/2041	588,438	664,339
4.50% due 04/15/2041	108,630	120,552
4.50% due 06/15/2041	110,926	123,249
4.50% due 08/15/2041	128,495	142,777
4.50% due 04/20/2044	326,271	365,839
5.00% due 08/15/2033	154,221	177,244
5.00% due 10/15/2033	267,264	305,970
5.00% due 05/15/2035	68,941	77,759
5.00% due 08/15/2035	171,924	198,852
5.00% due 05/15/2036	49,887	58,118
5.00% due 09/15/2036	68,201	79,443
5.00% due 01/15/2037	119,321	138,564
5.00% due 03/15/2037	25,039	28,728
5.00% due 04/15/2037	76,096	85,786
5.00% due 04/15/2038	176,076	204,748
5.00% due 05/15/2038	91,007	105,604
5.00% due 08/15/2038	312,000	363,443
5.00% due 02/15/2039	42,688	49,537
5.00% due 03/15/2039	30,333	34,204

Government National Mtg. Assoc. (continued)
5.00% due 04/15/2039	$56,535	$65,813
5.00% due 07/20/2039	450,628	509,534
5.00% due 08/15/2039	160,587	187,112
5.00% due 09/20/2039	1,432,352	1,646,405
5.00% due 10/15/2039	268,310	310,789
5.00% due 11/15/2039	227,834	265,365
5.00% due 12/15/2039	203,477	236,900
5.00% due 04/15/2040	241,619	281,285
5.00% due 05/15/2040	330,183	382,144
5.00% due 07/20/2045	172,794	198,629
5.50% due 06/15/2033	263,897	305,319
5.50% due 07/15/2033	50,704	58,709
5.50% due 10/15/2033	81,797	94,777
5.50% due 01/15/2034	305,758	349,897
5.50% due 02/15/2034	173,152	194,676
5.50% due 04/20/2035	236,974	270,925
5.50% due 09/15/2035	224,749	263,860
5.50% due 10/15/2035	99,908	117,495
5.50% due 02/15/2038	55,968	65,346
5.50% due 04/15/2038	33,284	38,974
5.50% due 09/15/2039	22,243	25,878
5.50% due 03/15/2040	146	171
6.00% due 04/15/2028	64,099	73,509
6.00% due 08/15/2033	123,036	147,568
6.00% due 12/15/2033	54,063	61,818
6.00% due 09/20/2038	485,953	557,500
6.50% due 10/15/2031	13,652	15,245

		16,608,789

Total U.S. Government Agencies
(cost $22,140,455)		23,417,217

U.S. GOVERNMENT TREASURIES — 79.7%
United States Treasury Bonds — 22.4%
2.00% due 02/15/2050	1,400,000	1,276,406
2.25% due 08/15/2049	700,000	674,762
2.50% due 02/15/2045	1,000,000	1,018,398
2.75% due 08/15/2042	1,100,000	1,177,516
2.75% due 11/15/2042	2,000,000	2,138,906
3.00% due 05/15/2042	2,000,000	2,228,516
3.00% due 02/15/2049	1,000,000	1,120,274
3.13% due 11/15/2041	1,500,000	1,704,492
3.13% due 02/15/2042	1,100,000	1,250,863
3.38% due 11/15/2048	1,000,000	1,197,461
3.50% due 02/15/2039	2,000,000	2,393,203
4.25% due 11/15/2040	3,300,000	4,357,160
4.50% due 02/15/2036	1,500,000	1,981,875
4.75% due 02/15/2041	2,500,000	3,512,402

		26,032,234

United States Treasury Notes — 57.3%
0.13% due 04/30/2022	1,000,000	1,000,352
0.13% due 05/31/2022	1,000,000	1,000,234
0.13% due 06/30/2022	1,000,000	1,000,156
0.13% due 05/15/2023	1,000,000	998,633
0.13% due 07/15/2023	650,000	648,654
0.13% due 08/15/2023	650,000	648,400
0.25% due 04/15/2023	1,000,000	1,001,406
0.25% due 06/15/2023	600,000	600,633

14

AIG U.S. Government Securities Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. GOVERNMENT TREASURIES (continued)
United States Treasury Notes (continued)
0.25% due 05/31/2025	$300,000	$294,234
0.38% due 03/31/2022	800,000	802,313
0.50% due 03/15/2023	1,000,000	1,006,445
0.50% due 03/31/2025	800,000	794,563
0.50% due 04/30/2027	400,000	382,875
0.50% due 05/31/2027	1,000,000	955,234
0.63% due 05/15/2030	1,000,000	909,336
0.63% due 08/15/2030	1,000,000	905,469
1.25% due 07/31/2023	1,000,000	1,023,984
1.25% due 08/31/2024	500,000	512,871
1.38% due 02/15/2023	750,000	767,051
1.50% due 08/15/2022	1,000,000	1,018,984
1.50% due 09/15/2022	500,000	509,941
1.50% due 01/15/2023	800,000	819,188
1.50% due 02/28/2023	2,000,000	2,050,859
1.50% due 03/31/2023	750,000	769,863
1.50% due 09/30/2024	800,000	827,313
1.50% due 08/15/2026	2,000,000	2,047,422
1.50% due 02/15/2030	400,000	394,813
1.63% due 08/15/2022	1,000,000	1,020,430
1.63% due 11/15/2022	1,000,000	1,023,984
1.63% due 05/15/2026	1,000,000	1,032,344
1.63% due 08/15/2029	500,000	501,426
1.75% due 05/15/2022	1,875,000	1,909,351
1.75% due 05/15/2023	1,000,000	1,032,852
1.75% due 11/15/2029	1,000,000	1,011,094
1.88% due 03/31/2022	2,500,000	2,544,238
2.00% due 11/30/2022	1,000,000	1,030,781
2.00% due 02/15/2023	1,000,000	1,034,141
2.00% due 05/31/2024	1,000,000	1,049,922
2.00% due 02/15/2025	5,000,000	5,264,062
2.00% due 08/15/2025	3,000,000	3,159,727
2.00% due 11/15/2026	2,700,000	2,831,625
2.13% due 12/31/2022	1,000,000	1,034,297
2.13% due 03/31/2024	2,000,000	2,104,844
2.25% due 11/15/2024	1,000,000	1,060,859
Security Description	Principal Amount	Value (Note 2)

United States Treasury Notes (continued)
2.25% due 11/15/2025	$1,000,000	$1,064,414
2.25% due 08/15/2027	900,000	953,367
2.25% due 11/15/2027	2,000,000	2,115,781
2.38% due 08/15/2024	1,000,000	1,063,984
2.50% due 08/15/2023	1,000,000	1,054,063
2.50% due 05/15/2024	1,000,000	1,065,547
2.63% due 02/28/2023	3,000,000	3,140,625
2.75% due 11/15/2023	2,500,000	2,662,109
2.75% due 02/15/2024	1,000,000	1,069,297

		66,526,390

Total U.S. Government Treasuries
(cost $88,967,440)		92,558,624

Total Long-Term Investment Securities
(cost $111,107,895)		115,975,841

REPURCHASE AGREEMENTS — 0.1%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.00% dated 03/31/2021, to be repurchased 04/01/2021 in the amount of $134,000 and collateralized by $137,300 of United States Treasury Notes, bearing interest at 0.13% due 01/15/2024 and having an approximate value of $136,692 (cost $134,000)	134,000	134,000

TOTAL INVESTMENTS
(cost $111,241,895)(2)	100.0%	116,109,841
Other assets less liabilities	0.0	54,491

NET ASSETS	100.0%	$116,164,332

(1)	Collateralized Mortgage Obligation
(2)	See Note 5 for cost of investments on a tax basis.
REMIC —	Real Estate Mortgage Investment Conduit

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2021 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*

U.S. Government Agencies	$—	$23,417,217	$—	$23,417,217
U.S. Government Treasuries	—	92,558,624	—	92,558,624
Repurchase Agreements	—	134,000	—	134,000

Total Investments at Value	$—	$116,109,841	$—	$116,109,841

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

15

AIG Strategic Bond Fund

PORTFOLIO PROFILE — March 31, 2021 — (unaudited)

Industry Allocation*

Sovereign	17.8%
Federal National Mtg. Assoc.	6.6
Registered Investment Companies	6.1
Federal Home Loan Mtg. Corp.	4.0
Pipelines	3.1
Diversified Banking Institutions	2.7
Oil Companies-Exploration & Production	2.6
Real Estate Investment Trusts	2.5
Uniform Mtg. Backed Securities	2.4
Oil Companies-Integrated	2.0
Government National Mtg. Assoc.	1.9
Banks-Commercial	1.8
Cable/Satellite TV	1.5
Medical-Hospitals	1.5
Diversified Financial Services	1.4
Telephone-Integrated	1.4
Electric-Integrated	1.3
Auto-Cars/Light Trucks	1.2
Cruise Lines	1.1
United States Treasury Notes	1.1
Airlines	1.0
Electric-Generation	0.8
Satellite Telecom	0.8
Finance-Consumer Loans	0.8
Steel-Producers	0.8
Independent Power Producers	0.7
Food-Misc./Diversified	0.7
Paper & Related Products	0.7
Containers-Paper/Plastic	0.7
Medical-Drugs	0.6
Finance-Mortgage Loan/Banker	0.6
Casino Hotels	0.6
Human Resources	0.6
Enterprise Software/Service	0.6
Metal-Copper	0.6
Distribution/Wholesale	0.6
Oil-Field Services	0.5
Electric-Distribution	0.5
Hotels/Motels	0.5
Broadcast Services/Program	0.5
Cellular Telecom	0.5
Food-Wholesale/Distribution	0.5
Chemicals-Specialty	0.5
Aerospace/Defense-Equipment	0.5
E-Commerce/Services	0.5
Rental Auto/Equipment	0.4
Cosmetics & Toiletries	0.4
Retail-Restaurants	0.4
Security Services	0.4
Chemicals-Diversified	0.4
Retail-Petroleum Products	0.4
Commercial Services-Finance	0.4
Television	0.4
Containers-Metal/Glass	0.4
Computers-Integrated Systems	0.4
Investment Companies	0.4
Resorts/Theme Parks	0.4
Vitamins & Nutrition Products	0.4
Theaters	0.4
Real Estate Operations & Development	0.3
Insurance-Life/Health	0.3

Finance-Credit Card	0.3%
Protection/Safety	0.3
Auto-Heavy Duty Trucks	0.3
Computer Software	0.3
Building & Construction-Misc.	0.3
Diversified Minerals	0.3
Agricultural Chemicals	0.3
Federal Home Loan Bank	0.3
Transport-Air Freight	0.3
Food-Retail	0.3
Dialysis Centers	0.3
Direct Marketing	0.3
Investment Management/Advisor Services	0.3
Transport-Services	0.3
Applications Software	0.3
Real Estate Management/Services	0.2
Building Products-Doors & Windows	0.2
Poultry	0.2
Metal-Aluminum	0.2
Computers	0.2
Telecom Services	0.2
Finance-Auto Loans	0.2
Motion Pictures & Services	0.2
Transport-Equipment & Leasing	0.2
Energy-Alternate Sources	0.2
Multimedia	0.2
Coal	0.2
Auction Houses/Art Dealers	0.2
Food-Meat Products	0.2
Casino Services	0.2
Medical-Generic Drugs	0.2
Electronic Components-Semiconductors	0.2
Computer Services	0.2
Pharmacy Services	0.2
Insurance-Property/Casualty	0.2
Finance-Investment Banker/Broker	0.2
Non-Hazardous Waste Disposal	0.2
Metal-Iron	0.2
Recycling	0.2
Retail-Pawn Shops	0.2
Internet Content-Entertainment	0.2
SupraNational Banks	0.2
Oil Refining & Marketing	0.2
Building & Construction Products-Misc.	0.2
Building-Residential/Commercial	0.2
Finance-Leasing Companies	0.2
Machinery-Construction & Mining	0.2
Medical Labs & Testing Services	0.2
Auto/Truck Parts & Equipment-Original	0.2
Research & Development	0.1
Insurance-Multi-line	0.1
Savings & Loans/Thrifts	0.1
Banks-Super Regional	0.1
Banks-Special Purpose	0.1
Batteries/Battery Systems	0.1
Internet Telephone	0.1
Food-Dairy Products	0.1
Retail-Appliances	0.1
Regional Authority	0.1
Commercial Services	0.1
Electric-Transmission	0.1

16

AIG Strategic Bond Fund

PORTFOLIO PROFILE — March 31, 2021 — (unaudited) (continued)

Industry Allocation* (continued)

Warehousing & Harbor Transportation Services	0.1%
Financial Guarantee Insurance	0.1
Sovereign Agency	0.1
Consumer Products-Misc.	0.1
Insurance Brokers	0.1
Brewery	0.1
Retail-Automobile	0.1
Airport Development/Maintenance	0.1
Medical Products	0.1
Metal-Diversified	0.1
Industrial Gases	0.1
Machinery-Farming	0.1
Regional Agencies	0.1
Circuit Boards	0.1
Retail-Regional Department Stores	0.1
Petrochemicals	0.1
Electronic Parts Distribution	0.1
Oil Field Machinery & Equipment	0.1
Finance-Commercial	0.1
Insurance-Mutual	0.1
Medical Information Systems	0.1
Medical-Biomedical/Gene	0.1
Drug Delivery Systems	0.1
Insurance-Reinsurance	0.1
Auto Repair Centers	0.1
Trucking/Leasing	0.1
Chemicals-Other	0.1
Telecom Equipment-Fiber Optics	0.1
Aerospace/Defense	0.1
Gold Mining	0.1
Banks-Money Center	0.1
Semiconductor Components-Integrated Circuits	0.1
Electronic Measurement Instruments	0.1
Machinery-Electrical	0.1
Internet Financial Services	0.1
Quarrying	0.1
Computer Graphics	0.1

102.1%

Credit Quality†#

Aaa	17.4%
Aa	3.1
A	5.6
Baa	14.9
Ba	22.1
B	24.3
Caa	4.8
Ca	0.2
Not Rated@	7.6

100.0%

*	Calculated as a percentage of net assets
†	Source: Moody's
#	Calculated as a percentage of total debt issues, excluding short-term securities.
@	Represents debt issues that either have no rating, or the rating is unavailable from the data source.

17

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021

Security Description	Principal Amount(19)	Value (Note 2)

ASSET BACKED SECURITIES — 1.0%
Diversified Financial Services — 1.0%
AmeriCredit Automobile Receivables Trust Series 2019-1, Class A3 2.97% due 11/20/2023	$132,800	$134,184
BA Credit Card Trust Series 2019-A1, Class A1 1.74% due 01/15/2025	200,000	204,019
BA Credit Card Trust Series 2018-A2, Class A2 3.00% due 09/15/2023	209,000	209,213
BANK Series 2019-BN16, Class A2 3.93% due 02/15/2052(1)	239,000	254,833
Benchmark Mtg. Trust Series 2019-B9, Class AAB 3.93% due 03/15/2052(1)	300,000	335,318
BX Commercial Mtg. Trust FRS Series 2019-IMC, Class A 1.11% (1 ML+1.00%) due 04/15/2034*(1)	400,000	398,477
Capital One Prime Auto Receivables Trust Series 2019-2, Class A3 1.92% due 05/15/2024	100,000	101,412
CarMax Auto Owner Trust Series 2019-2, Class A3 2.68% due 03/15/2024	62,136	63,278
CarMax Auto Owner Trust Series 2018-4, Class A3 3.36% due 09/15/2023	138,249	140,875
Chase Mtg. Finance Corp. VRS Series 2016-SH2, Class M2 3.75% due 12/25/2045*(2)(3)	178,801	185,321
COMM Mtg. Trust VRS Series 2016-787S, Class B 3.83% due 02/10/2036*(1)(2)	132,000	142,349
GM Financial Consumer Automobile Receivables Trust Series 2019-3, Class A3 2.18% due 04/16/2024	46,206	46,802
Honda Auto Receivables Owner Trust Series 2020-3, Class A4 0.46% due 04/19/2027	160,000	159,902
Honda Auto Receivables Owner Trust Series 2020-2, Class A4 1.09% due 10/15/2026	100,000	101,331
Honda Auto Receivables Owner Trust Series 2019-1, Class A3 2.83% due 03/20/2023	51,737	52,523
JPMorgan Mtg. Trust VRS Series 2017-6, Class A6 3.00% due 12/25/2048*(2)(3)	42,701	42,727
JPMorgan Mtg. Trust VRS Series 2018-1, Class A5 3.50% due 06/25/2048*(2)(3)	28,600	28,608
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A 2.20% due 09/13/2031*(1)	185,000	185,111

Security Description	Principal Amount(19)	Value (Note 2)

Diversified Financial Services (continued)
MTRO Commercial Mtg. Trust FRS Series 2019-TECH, Class A 1.01% (1 ML+0.90%) due 12/15/2033*(1)	$350,000	$350,334
One Bryant Park Trust Series 2019-OBP, Class A 2.52% due 09/15/2054*(1)	390,000	393,397
Shellpoint Co-Originator Trust VRS Series 2017-2, Class A1 3.50% due 10/25/2047*(2)(3)	45,947	46,696
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A 2.56% due 11/25/2031*	100,000	105,684
Toyota Auto Receivables Owner Trust Series 2018-C, Class A4 3.13% due 02/15/2024	125,000	128,808

Total Asset Backed Securities
(cost $3,739,087)		3,811,202

U.S. CONVERTIBLE BONDS & NOTES — 0.1%
Oil Field Machinery & Equipment — 0.1%
Hi-Crush, Inc. Senior Sec. Notes 8.00% due 04/09/2026(4)(5)(6) (cost $235,657)	260,000	260,000

U.S. CORPORATE BONDS & NOTES — 37.8%
Aerospace/Defense — 0.1%
BAE Systems Holdings, Inc. Company Guar. Notes 3.85% due 12/15/2025*	129,000	141,947
Teledyne Technologies, Inc. Senior Notes 2.75% due 04/01/2031	73,000	72,678

		214,625

Aerospace/Defense-Equipment — 0.4%
Moog, Inc. Company Guar. Notes 4.25% due 12/15/2027*	670,000	683,400
Spirit AeroSystems, Inc. Sec. Notes 7.50% due 04/15/2025*	607,000	652,525

		1,335,925

Airlines — 0.7%
American Airlines, Inc. Senior Sec. Notes 11.75% due 07/15/2025*	1,265,000	1,563,856
Delta Air Lines, Inc. Senior Sec. Notes 7.00% due 05/01/2025*	723,000	832,576
United Airlines Holdings, Inc. Company Guar. Notes 4.88% due 01/15/2025	325,000	331,055

		2,727,487

18

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Applications Software — 0.2%
SS&C Technologies, Inc. Company Guar. Notes 5.50% due 09/30/2027*		$570,000	$606,480

Auction Houses/Art Dealers — 0.2%
Sotheby’s Senior Sec. Notes 7.38% due 10/15/2027*		630,000	681,257

Auto-Cars/Light Trucks — 1.1%
BMW US Capital LLC Company Guar. Notes 0.80% due 04/01/2024*		104,000	104,042
Daimler Finance North America LLC Company Guar. Notes 2.00% due 07/06/2021*		228,000	228,944
Ford Motor Co. Senior Notes 4.75% due 01/15/2043		1,344,000	1,353,946
Ford Motor Co. Senior Notes 6.63% due 10/01/2028		865,000	991,627
Ford Motor Co. Senior Notes 7.45% due 07/16/2031		526,000	663,197
Ford Motor Credit Co. LLC Senior Notes 4.00% due 11/13/2030		200,000	198,398
General Motors Financial Co., Inc. Senior Notes 0.85% due 02/26/2026	EUR	225,000	267,164
General Motors Financial Co., Inc. Senior Notes 2.75% due 06/20/2025		91,000	94,959
Hyundai Capital America Senior Notes 3.40% due 06/20/2024*		61,000	65,046

			3,967,323

Auto-Heavy Duty Trucks — 0.3%
Allison Transmission, Inc. Company Guar. Notes 3.75% due 01/30/2031*		650,000	629,687
JB Poindexter & Co., Inc. Senior Notes 7.13% due 04/15/2026*		495,000	522,844
PACCAR Financial Corp. Senior Notes 0.80% due 06/08/2023		85,000	85,799

			1,238,330

Auto/Truck Parts & Equipment-Original — 0.1%
Dana, Inc. Senior Notes 5.38% due 11/15/2027		327,000	343,350

Banks-Commercial — 0.5%
BankUnited, Inc. Senior Notes 4.88% due 11/17/2025		176,000	198,105

Banks-Commercial (continued)
BankUnited, Inc. Sub. Notes 5.13% due 06/11/2030		$228,000	$256,891
Citizens Financial Group, Inc. Sub. Notes 2.64% due 09/30/2032*		107,000	101,955
First Horizon Bank Sub. Notes 5.75% due 05/01/2030		250,000	300,473
Regions Financial Corp. Sub. Notes 7.38% due 12/10/2037		219,000	316,359
Santander Holdings USA, Inc. Senior Notes 3.24% due 10/05/2026		47,000	49,574
Signature Bank Sub. Notes 4.00% due 10/15/2030		243,000	250,551
Zions Bancorp NA Sub. Notes 3.25% due 10/29/2029		250,000	252,733

			1,726,641

Banks-Super Regional — 0.1%
Wells Fargo & Co. Senior Notes 2.39% due 06/02/2028		30,000	30,734
Wells Fargo & Co. Senior Notes 3.07% due 04/30/2041		212,000	207,314
Wells Fargo & Co. Sub. Notes 4.30% due 07/22/2027		46,000	51,974
Wells Fargo & Co. Sub. Notes 4.65% due 11/04/2044		197,000	226,262

			516,284

Batteries/Battery Systems — 0.1%
Energizer Holdings, Inc. Company Guar. Notes 4.38% due 03/31/2029*		495,000	496,732

Beverages-Non-alcoholic — 0.0%
Coca-Cola Co. Senior Notes 1.00% due 03/09/2041	EUR	130,000	148,883

Brewery — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 4.90% due 02/01/2046		127,000	150,422
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 4.60% due 04/15/2048		201,000	229,859

			380,281

19

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Broadcast Services/Program — 0.5%
Discovery Communications LLC Company Guar. Notes 1.90% due 03/19/2027	EUR	150,000	$188,818
Discovery Communications LLC Company Guar. Notes 5.30% due 05/15/2049		87,000	103,816
Univision Communications, Inc. Senior Sec. Notes 5.13% due 02/15/2025*		67,000	67,670
Univision Communications, Inc. Senior Sec. Notes 6.63% due 06/01/2027*		1,214,000	1,296,461

			1,656,765

Building & Construction Products-Misc. — 0.2%
Owens Corning Senior Notes 4.30% due 07/15/2047		34,000	36,696
Standard Industries, Inc. Senior Notes 3.38% due 01/15/2031*		415,000	393,212
Standard Industries, Inc. Senior Notes 5.00% due 02/15/2027*		135,000	140,738

			570,646

Building & Construction-Misc. — 0.1%
VM Consolidated, Inc. Company Guar. Notes 5.50% due 04/15/2029*		471,000	482,036

Building Products-Air & Heating — 0.0%
Carrier Global Corp. Senior Notes 3.38% due 04/05/2040		127,000	125,709

Building Products-Doors & Windows — 0.2%
Griffon Corp. Company Guar. Notes 5.75% due 03/01/2028		730,000	777,997

Building Products-Wood — 0.0%
Masco Corp. Senior Notes 3.13% due 02/15/2051		68,000	63,647

Cable/Satellite TV — 1.1%
Block Communications, Inc. Company Guar. Notes 4.88% due 03/01/2028*		697,000	709,901
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 4.50% due 08/15/2030*		557,000	567,694
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.00% due 02/01/2028*		203,000	214,703
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.38% due 06/01/2029*		565,000	605,963

Cable/Satellite TV (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 3.50% due 06/01/2041		$33,000	$31,301
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 3.85% due 04/01/2061		134,000	120,935
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 4.80% due 03/01/2050		64,000	68,464
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 5.38% due 04/01/2038		17,000	20,087
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 6.38% due 10/23/2035		46,000	59,784
Comcast Corp. Company Guar. Notes 3.30% due 02/01/2027		90,000	98,147
Comcast Corp. Company Guar. Notes 3.90% due 03/01/2038		37,000	41,486
Comcast Corp. Company Guar. Notes 4.60% due 10/15/2038		70,000	84,315
CSC Holdings LLC Senior Notes 5.25% due 06/01/2024		425,000	458,469
CSC Holdings LLC Company Guar. Notes 5.50% due 04/15/2027*		689,000	723,691
Time Warner Cable LLC Senior Sec. Notes 6.55% due 05/01/2037		99,000	128,802

			3,933,742

Casino Hotels — 0.1%
Genting New York LLC/GENNY Capital, Inc. Senior Notes 3.30% due 02/15/2026*		537,000	535,842

Casino Services — 0.2%
Caesars Entertainment, Inc. Senior Sec. Notes 6.25% due 07/01/2025*		630,000	670,194

Cellular Telecom — 0.1%
T-Mobile USA, Inc. Senior Sec. Notes 3.00% due 02/15/2041*		157,000	146,994
T-Mobile USA, Inc. Senior Sec. Notes 3.60% due 11/15/2060*		59,000	56,185

			203,179

20

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Chemicals-Diversified — 0.1%
LYB International Finance III LLC Company Guar. Notes 3.80% due 10/01/2060		$53,000	$51,555
Westlake Chemical Corp. Senior Notes 1.63% due 07/17/2029	EUR	160,000	195,158

			246,713

Chemicals-Specialty — 0.2%
Ecolab, Inc. Senior Notes 2.38% due 08/10/2022		102,000	104,606
Huntsman International LLC Senior Notes 4.50% due 05/01/2029		16,000	17,704
Minerals Technologies, Inc. Company Guar. Notes 5.00% due 07/01/2028*		495,000	510,469

			632,779

Circuit Boards — 0.1%
TTM Technologies, Inc. Company Guar. Notes 4.00% due 03/01/2029*		284,000	280,095

Coal — 0.2%
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. Company Guar. Notes 7.50% due 06/15/2025*		745,000	773,869

Commercial Services — 0.1%
Nielsen Finance LLC/Nielsen Finance Co. Company Guar. Notes 5.63% due 10/01/2028*		161,000	169,251
Nielsen Finance LLC/Nielsen Finance Co. Company Guar. Notes 5.88% due 10/01/2030*		255,000	275,400

			444,651

Commercial Services-Finance — 0.3%
MPH Acquisition Holdings LLC Company Guar. Notes 5.75% due 11/01/2028*		1,035,000	1,014,921

Computer Services — 0.2%
Banff Merger Sub, Inc. Senior Notes 9.75% due 09/01/2026*		490,000	522,133
Leidos, Inc. Company Guar. Notes 3.63% due 05/15/2025*		55,000	59,675

			581,808

Computer Software — 0.1%
Rackspace Technology Global, Inc. Senior Sec. Notes 3.50% due 02/15/2028*		480,000	461,352

Computers — 0.2%
Apple, Inc. Senior Notes 1.38% due 05/24/2029	EUR	120,000	$154,528
Apple, Inc. Senior Notes 2.05% due 09/11/2026		75,000	77,490
Dell International LLC/EMC Corp. Senior Sec. Notes 8.10% due 07/15/2036*		105,000	153,700
Hewlett Packard Enterprise Co. Senior Notes 1.75% due 04/01/2026		221,000	220,919
Hewlett Packard Enterprise Co. Senior Notes 6.20% due 10/15/2035		94,000	122,845

			729,482

Computers-Integrated Systems — 0.4%
Diebold Nixdorf, Inc. Company Guar. Notes 8.50% due 04/15/2024		420,000	429,030
Diebold Nixdorf, Inc. Senior Sec. Notes 9.38% due 07/15/2025*		279,000	310,736
NCR Corp. Company Guar. Notes 5.13% due 04/15/2029*		582,000	588,594

			1,328,360

Consumer Products-Misc. — 0.1%
Central Garden & Pet Co. Company Guar. Notes 5.13% due 02/01/2028		375,000	395,625

Containers-Metal/Glass — 0.1%
Silgan Holdings, Inc. Company Guar. Notes 4.75% due 03/15/2025		501,000	509,266

Containers-Paper/Plastic — 0.1%
Graphic Packaging International LLC Senior Sec. Notes 1.51% due 04/15/2026*		71,000	70,474
Sonoco Products Co Senior Notes 3.13% due 05/01/2030		121,000	124,864

			195,338

Cosmetics & Toiletries — 0.4%
Coty, Inc. Company Guar. Notes 6.50% due 04/15/2026*		1,027,000	1,034,980
Edgewell Personal Care Co. Company Guar. Notes 4.13% due 04/01/2029*		600,000	596,520

			1,631,500

21

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Data Processing/Management — 0.0%
Fiserv, Inc. Senior Notes 1.63% due 07/01/2030	EUR	120,000	$151,397

Dialysis Centers — 0.3%
DaVita, Inc. Company Guar. Notes 4.63% due 06/01/2030*		1,050,000	1,068,007

Direct Marketing — 0.2%
Terrier Media Buyer, Inc. Company Guar. Notes 8.88% due 12/15/2027*		675,000	726,334

Distribution/Wholesale — 0.5%
H&E Equipment Services, Inc. Company Guar. Notes 3.88% due 12/15/2028*		680,000	661,300
KAR Auction Services, Inc. Company Guar. Notes 5.13% due 06/01/2025*		563,000	569,474
Performance Food Group, Inc. Company Guar. Notes 5.50% due 10/15/2027*		588,000	614,907

			1,845,681

Diversified Banking Institutions — 1.0%
Bank of America Corp. Senior Notes 2.46% due 10/22/2025		174,000	182,415
Bank of America Corp. Senior Notes 3.48% due 03/13/2052		45,000	45,706
Bank of America Corp. Senior Notes 3.65% due 03/31/2029	EUR	220,000	313,077
Bank of America Corp. Senior Notes 4.08% due 03/20/2051		22,000	24,519
Bank of America Corp. Sub. Notes 4.18% due 11/25/2027		535,000	594,666
Citigroup, Inc. Senior Notes 3.67% due 07/24/2028		45,000	49,186
Citigroup, Inc. Sub. Notes 4.45% due 09/29/2027		130,000	146,400
Citigroup, Inc. Sub. Notes 4.75% due 05/18/2046		52,000	61,784
Citigroup, Inc. Sub. Notes 5.88% due 02/22/2033		104,000	131,687
Citigroup, Inc. Sub. Notes 6.00% due 10/31/2033		107,000	138,172
Goldman Sachs Group, Inc. Senior Notes 3.50% due 11/16/2026		192,000	208,014

Diversified Banking Institutions (continued)
Goldman Sachs Group, Inc. Sub. Notes 6.75% due 10/01/2037		$195,000	$274,311
Goldman Sachs Group., Inc. Senior Notes 1.63% due 07/27/2026	EUR	240,000	300,225
JPMorgan Chase & Co. Senior Notes 0.65% due 09/16/2024		128,000	128,243
JPMorgan Chase & Co. Senior Notes 1.64% due 05/18/2028	EUR	120,000	151,282
JPMorgan Chase & Co. Senior Notes 2.01% due 03/13/2026		284,000	291,945
JPMorgan Chase & Co. Senior Notes 2.53% due 11/19/2041		239,000	217,314
Morgan Stanley Senior Notes 3.62% due 04/01/2031		62,000	67,236
Morgan Stanley Senior Notes 3.63% due 01/20/2027		226,000	247,853
Morgan Stanley Sub. Notes 5.00% due 11/24/2025		19,000	21,830

			3,595,865

Diversified Manufacturing Operations — 0.0%
General Electric Co. Senior Notes 4.35% due 05/01/2050		33,000	36,492
Illinois Tool Works, Inc. Senior Notes 3.50% due 03/01/2024		69,000	74,597

			111,089

Drug Delivery Systems — 0.1%
Becton Dickinson & Co. Senior Notes 1.90% due 12/15/2026	EUR	190,000	242,792

E-Commerce/Services — 0.4%
Booking Holdings, Inc. Senior Notes 1.80% due 03/03/2027	EUR	130,000	165,688
Expedia Group, Inc. Company Guar. Notes 2.50% due 06/03/2022	EUR	155,000	185,554
Expedia Group, Inc. Company Guar. Notes 2.95% due 03/15/2031*		108,000	106,418
GrubHub Holdings, Inc. Company Guar. Notes 5.50% due 07/01/2027*		849,000	882,960

			1,340,620

22

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Electric Products-Misc. — 0.0%
Emerson Electric Co. Senior Notes 0.88% due 10/15/2026	$86,000	$83,332

Electric-Distribution — 0.1%
National Rural Utilities Cooperative Finance Corp. Collateral Trust Bonds 2.85% due 01/27/2025	84,000	88,815
NextEra Energy Operating Partners LP Company Guar. Notes 4.25% due 07/15/2024*	425,000	447,312

		536,127

Electric-Generation — 0.3%
Emera US Finance LP Company Guar. Notes 4.75% due 06/15/2046	87,000	96,729
Liberty Utilities Finance GP Company Guar. Notes 2.05% due 09/15/2030*	56,000	52,428
Pattern Energy Operations LP/Pattern Energy Operations, Inc. Company Guar. Notes 4.50% due 08/15/2028*	500,000	508,125
Vistra Operations Co. LLC Company Guar. Notes 5.00% due 07/31/2027*	539,000	555,871

		1,213,153

Electric-Integrated — 0.9%
AES Corp. Senior Notes 2.45% due 01/15/2031*	143,000	136,615
Appalachian Power Co. Senior Notes 3.70% due 05/01/2050	84,000	84,744
Avangrid, Inc. Senior Notes 3.20% due 04/15/2025	207,000	221,545
Consolidated Edison Co. of New York, Inc. Senior Notes 3.95% due 04/01/2050	19,000	20,460
Dominion Resources, Inc. Senior Notes 5.25% due 08/01/2033	159,000	191,688
DTE Electric Co. General Refunding Mtg. 3.95% due 03/01/2049	154,000	171,615
Entergy Mississippi LLC 1st Mtg. Notes 3.50% due 06/01/2051	36,000	36,447
Entergy Texas, Inc. 1st Mtg. Bonds 4.50% due 03/30/2039	157,000	176,882
Exelon Corp. Senior Notes 4.70% due 04/15/2050	62,000	74,047
Exelon Generation Co. LLC Senior Notes 3.25% due 06/01/2025	3,000	3,202

Electric-Integrated (continued)
FirstEnergy Corp. Senior Notes 7.38% due 11/15/2031	$134,000	$179,186
FirstEnergy Transmission LLC Senior Notes 2.87% due 09/15/2028*	98,000	99,107
Georgia Power Co. Senior Notes 3.25% due 03/15/2051	165,000	157,024
Interstate Power & Light Co. Senior Notes 3.50% due 09/30/2049	91,000	89,311
Pacific Gas & Electric Co. 1st Mtg. Notes 4.30% due 03/15/2045	82,000	79,409
Public Service Co. of Colorado 1st Mtg. Bonds 2.70% due 01/15/2051	159,000	144,446
Public Service Co. of Colorado 1st Mtg. Notes 3.70% due 06/15/2028	129,000	142,310
Public Service Co. of Colorado 1st Mtg. Bonds 4.10% due 06/15/2048	89,000	100,492
South Carolina Electric & Gas Co. 1st Mtg. Bonds 5.10% due 06/01/2065	201,000	265,510
Southern California Edison Co. 1st Mtg. Bonds 1.10% due 04/01/2024	205,000	204,981
Talen Energy Supply LLC Senior Sec. Notes 6.63% due 01/15/2028*	529,000	528,439

		3,107,460

Electronic Components-Semiconductors — 0.2%
Broadcom, Inc. Company Guar. Notes 3.50% due 02/15/2041*	56,000	53,309
Broadcom, Inc. Company Guar. Notes 4.15% due 11/15/2030	90,000	97,245
ON Semiconductor Corp. Company Guar. Notes 3.88% due 09/01/2028*	410,000	421,747

		572,301

Electronic Measurement Instruments — 0.1%
Trimble, Inc. Senior Notes 4.75% due 12/01/2024	7,000	7,833
Vontier Corp. Company Guar. Notes 2.95% due 04/01/2031*	188,000	183,413

		191,246

Electronic Parts Distribution — 0.0%
Arrow Electronics, Inc. Senior Notes 4.00% due 04/01/2025	42,000	45,305

23

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Enterprise Software/Service — 0.3%
Donnelley Financial Solutions, Inc. Company Guar. Notes 8.25% due 10/15/2024	$604,000	$629,670
Oracle Corp. Senior Notes 2.30% due 03/25/2028	229,000	231,544
Oracle Corp. Senior Notes 3.65% due 03/25/2041	84,000	84,789
Oracle Corp. Senior Notes 4.10% due 03/25/2061	80,000	82,246

		1,028,249

Finance-Auto Loans — 0.2%
Credit Acceptance Corp. Company Guar. Notes 5.13% due 12/31/2024*	80,000	81,600
Credit Acceptance Corp. Company Guar. Notes 6.63% due 03/15/2026	757,000	796,742

		878,342

Finance-Commercial — 0.1%
Burford Capital Global Finance LLC Company Guar. Notes 6.25% due 04/15/2028*	252,000	258,300

Finance-Consumer Loans — 0.7%
Enova International, Inc. Company Guar. Notes 8.50% due 09/01/2024*	935,000	958,375
Enova International, Inc. Company Guar. Notes 8.50% due 09/15/2025*	72,000	74,722
Springleaf Finance Corp. Company Guar. Notes 5.38% due 11/15/2029	440,000	468,050
Springleaf Finance Corp. Company Guar. Notes 6.88% due 03/15/2025	425,000	483,406
Synchrony Financial Senior Notes 4.50% due 07/23/2025	360,000	398,523

		2,383,076

Finance-Credit Card — 0.3%
Alliance Data Systems Corp. Company Guar. Notes 4.75% due 12/15/2024*	998,000	1,024,197
American Express Co. Senior Notes 3.40% due 02/22/2024	42,000	45,179
American Express Co. Senior Notes 4.20% due 11/06/2025	57,000	64,431
Mastercard, Inc. Senior Notes 1.90% due 03/15/2031	48,000	47,143

Finance-Credit Card (continued)
Visa, Inc. Senior Notes 0.75% due 08/15/2027	$35,000	$33,582

		1,214,532

Finance-Investment Banker/Broker — 0.2%
LPL Holdings, Inc. Company Guar. Notes 4.00% due 03/15/2029*	433,000	436,247
LPL Holdings, Inc. Company Guar. Notes 4.63% due 11/15/2027*	105,000	108,938

		545,185

Finance-Mortgage Loan/Banker — 0.6%
Genworth Mtg. Holdings, Inc. Senior Notes 6.50% due 08/15/2025*	954,000	1,030,916
LD Holdings Group LLC Company Guar. Notes 6.50% due 11/01/2025*	436,000	456,841
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc. Company Guar. Notes 3.63% due 03/01/2029*	624,000	603,720
Quicken Loans, Inc. Company Guar. Notes 5.25% due 01/15/2028*	143,000	150,508

		2,241,985

Financial Guarantee Insurance — 0.1%
NMI Holdings, Inc. Senior Sec. Notes 7.38% due 06/01/2025*	354,000	408,435

Food-Meat Products — 0.0%
Smithfield Foods, Inc. Company Guar. Notes 4.25% due 02/01/2027*	59,000	64,987
Smithfield Foods, Inc. Senior Notes 5.20% due 04/01/2029*	81,000	92,884

		157,871

Food-Misc./Diversified — 0.6%
Conagra Brands, Inc. Senior Notes 7.00% due 10/01/2028	84,000	108,579
Dole Food Co., Inc. Senior Sec. Notes 7.25% due 06/15/2025*	705,000	723,580
Kraft Heinz Foods Co. Company Guar. Notes 4.88% due 10/01/2049	382,000	427,269
Mars, Inc. Senior Notes 2.38% due 07/16/2040*	53,000	48,478
Nestle Holdings, Inc. Company Guar. Notes 3.50% due 09/24/2025*	152,000	166,761

24

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Food-Misc./Diversified (continued)
Post Holdings, Inc. Senior Notes 4.50% due 09/15/2031*		$695,000	$687,355

			2,162,022

Food-Retail — 0.3%
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC Company Guar. Notes 4.63% due 01/15/2027*		532,000	551,389
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC Company Guar. Notes 5.75% due 03/15/2025		63,000	65,060
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC Company Guar. Notes 5.88% due 02/15/2028*		308,000	327,496

			943,945

Food-Wholesale/Distribution — 0.5%
C&S Group Enterprises LLC Company Guar. Notes 5.00% due 12/15/2028*		680,000	661,300
Sysco Corp. Company Guar. Notes 4.45% due 03/15/2048		144,000	162,173
Sysco Corp. Company Guar. Notes 4.50% due 04/01/2046		86,000	96,383
Sysco Corp. Company Guar. Notes 5.95% due 04/01/2030		30,000	37,505
Sysco Corp. Company Guar. Bonds 6.60% due 04/01/2040		83,000	115,547
Sysco Corp. Company Guar. Notes 6.60% due 04/01/2050		34,000	48,978
US Foods, Inc. Senior Sec. Notes 6.25% due 04/15/2025*		518,000	555,296

			1,677,182

Gas-Distribution — 0.0%
National Fuel Gas Co. Senior Notes 2.95% due 03/01/2031		56,000	53,885

Hotels/Motels — 0.5%
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. Company Guar. Notes 6.13% due 12/01/2024		755,000	785,359
Marriott International, Inc. Senior Notes 2.85% due 04/15/2031		113,000	111,042
Marriott International, Inc. Senior Notes 4.63% due 06/15/2030		137,000	153,160

Hotels/Motels (continued)
Wyndham Destinations, Inc. Senior Sec. Notes 6.63% due 07/31/2026*		$180,000	$204,363
Wyndham Worldwide Corp. Senior Sec. Notes 6.00% due 04/01/2027		596,000	657,984

			1,911,908

Human Resources — 0.5%
Korn Ferry International Company Guar. Notes 4.63% due 12/15/2027*		727,000	740,631
Team Health Holdings, Inc. Company Guar. Notes 6.38% due 02/01/2025*		600,000	528,708
TriNet Group, Inc. Company Guar. Notes 3.50% due 03/01/2029*		700,000	684,740

			1,954,079

Independent Power Producers — 0.7%
Calpine Corp. Senior Sec. Notes 3.75% due 03/01/2031*		810,000	772,011
Clearway Energy Operating LLC Company Guar. Notes 4.75% due 03/15/2028*		585,000	608,628
NRG Energy, Inc. Company Guar. Notes 3.38% due 02/15/2029*		228,000	222,585
NRG Energy, Inc. Company Guar. Notes 3.63% due 02/15/2031*		655,000	638,625
NRG Yield Operating LLC Company Guar. Notes 5.00% due 09/15/2026		375,000	387,413

			2,629,262

Instruments-Controls — 0.0%
Honeywell International, Inc. Senior Notes 0.48% due 08/19/2022		64,000	64,059

Insurance Brokers — 0.0%
AmFam Holdings, Inc. Senior Notes 3.83% due 03/11/2051*		90,000	91,184
Willis North America, Inc. Company Guar. Notes 3.88% due 09/15/2049		28,000	29,565

			120,749

Insurance-Life/Health — 0.2%
Athene Global Funding Sec. Notes 0.63% due 01/12/2028	EUR	200,000	231,749
Athene Global Funding Sec. Notes 1.75% due 11/24/2027	GBP	100,000	137,540

25

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Insurance-Life/Health (continued)
Brighthouse Financial, Inc. Senior Notes 5.63% due 05/15/2030		$91,000	$106,373
Ohio National Financial Services, Inc. Senior Notes 5.55% due 01/24/2030*		200,000	217,611
Principal Life Global Funding II Sec. Notes 0.50% due 01/08/2024*		86,000	85,787
Unum Group Senior Notes 4.50% due 03/15/2025		34,000	37,986

			817,046

Insurance-Multi-line — 0.0%
Metropolitan Life Global Funding I Sec. Notes 0.63% due 12/08/2027	GBP	100,000	131,662

Insurance-Property/Casualty — 0.1%
Chubb INA Holdings, Inc. Company Guar. Notes 1.55% due 03/15/2028	EUR	145,000	182,400

Internet Content-Entertainment — 0.2%
Netflix, Inc. Senior Notes 4.88% due 06/15/2030*		550,000	633,347

Internet Telephone — 0.1%
Cablevision Lightpath LLC Senior Sec. Notes 3.88% due 09/15/2027*		430,000	425,700

Investment Management/Advisor Services — 0.2%
AG Issuer LLC Senior Sec. Notes 6.25% due 03/01/2028*		668,000	698,895
Ameriprise Financial, Inc. Senior Notes 3.00% due 03/22/2022		83,000	85,169

			784,064

Machinery-Construction & Mining — 0.2%
Caterpillar Financial Services Corp. Senior Notes 0.65% due 07/07/2023		135,000	135,662
Caterpillar Financial Services Corp. Senior Notes 1.10% due 09/14/2027		102,000	98,222
Terex Corp. Company Guar. Notes 5.00% due 05/15/2029*		300,000	310,560

			544,444

Machinery-Farming — 0.1%
CNH Industrial Capital LLC Company Guar. Notes 4.20% due 01/15/2024		150,000	163,499
John Deere Capital Corp. Senior Notes 1.50% due 03/06/2028		144,000	140,141

			303,640

Medical Labs & Testing Services — 0.1%
Catalent Pharma Solutions, Inc. Company Guar. Notes 3.13% due 02/15/2029*		$93,000	$89,280
Catalent Pharma Solutions, Inc. Company Guar. Notes 5.00% due 07/15/2027*		216,000	226,260

			315,540

Medical Products — 0.1%
Stryker Corp. Senior Notes 0.75% due 03/01/2029	EUR	195,000	232,789

Medical-Biomedical/Gene — 0.1%
Amgen, Inc. Senior Notes 3.15% due 02/21/2040		81,000	80,486
Regeneron Pharmaceuticals, Inc. Senior Notes 1.75% due 09/15/2030		101,000	93,335
Regeneron Pharmaceuticals, Inc. Senior Bonds 2.80% due 09/15/2050		82,000	70,830

			244,651

Medical-Drugs — 0.1%
AbbVie, Inc. Senior Notes 0.75% due 11/18/2027	EUR	125,000	150,671
AbbVie, Inc. Senior Notes 4.05% due 11/21/2039		79,000	88,192
AbbVie, Inc. Senior Notes 4.25% due 11/21/2049		93,000	104,775
Bristol-Myers Squibb Co. Senior Notes 0.75% due 11/13/2025		116,000	114,227
Bristol-Myers Squibb Co. Senior Notes 4.55% due 02/20/2048		6,000	7,286
GlaxoSmithKline Capital, Inc. Company Guar. Notes 3.38% due 05/15/2023		62,000	65,872

			531,023

Medical-Generic Drugs — 0.2%
Par Pharmaceutical, Inc. Senior Sec. Notes 7.50% due 04/01/2027*		456,000	484,819
Upjohn, Inc. Company Guar. Notes 3.85% due 06/22/2040*		64,000	65,257
Viatris, Inc. Company Guar. Notes 4.00% due 06/22/2050*		175,000	177,816

			727,892

26

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Medical-Hospitals — 1.4%
Acadia Healthcare Co., Inc. Company Guar. Notes 5.00% due 04/15/2029*	$120,000	$124,526
Acadia Healthcare Co., Inc. Company Guar. Notes 5.50% due 07/01/2028*	548,000	576,907
CHS/Community Health Systems, Inc. Senior Sec. Notes 5.63% due 03/15/2027*	625,000	657,375
CHS/Community Health Systems, Inc. Sec. Notes 6.88% due 04/15/2029*	332,000	347,023
HCA, Inc. Company Guar. Notes 3.50% due 09/01/2030	1,285,000	1,299,835
LifePoint Health, Inc. Senior Sec. Notes 4.38% due 02/15/2027*	459,000	449,820
Tenet Healthcare Corp. Senior Sec. Notes 4.63% due 07/15/2024	700,000	711,725
Tenet Healthcare Corp. Company Guar. Notes 6.13% due 10/01/2028*	849,000	884,234

		5,051,445

Medical-Wholesale Drug Distribution — 0.0%
Cardinal Health, Inc. Senior Notes 4.60% due 03/15/2043	139,000	151,931

Metal-Copper — 0.4%
Freeport-McMoRan, Inc. Company Guar. Notes 4.13% due 03/01/2028	380,000	399,456
Freeport-McMoRan, Inc. Company Guar. Notes 4.25% due 03/01/2030	343,000	365,295
Freeport-McMoRan, Inc. Company Guar. Notes 4.38% due 08/01/2028	416,000	441,272
Freeport-McMoRan, Inc. Company Guar. Notes 4.63% due 08/01/2030	251,000	273,144

		1,479,167

Multimedia — 0.1%
Viacom, Inc. Senior Notes 4.38% due 03/15/2043	272,000	292,614
Walt Disney Co. Company Guar. Bonds 2.75% due 09/01/2049	120,000	109,500

		402,114

Non-Hazardous Waste Disposal — 0.2%
Covanta Holding Corp. Company Guar. Notes 5.00% due 09/01/2030	591,000	596,910

Security Description	Principal Amount(19)	Value (Note 2)

Non-Profit Charity — 0.0%
Ford Foundation Notes 2.82% due 06/01/2070	$75,000	$67,217

Oil Companies-Exploration & Production — 2.0%
Antero Resources Corp. Company Guar. Notes 7.63% due 02/01/2029*	417,000	444,105
Apache Corp. Senior Notes 4.38% due 10/15/2028	450,000	448,650
Apache Corp. Senior Notes 4.75% due 04/15/2043	403,000	373,783
Apache Corp. Senior Notes 4.88% due 11/15/2027	29,000	29,725
California Resources Corp. Company Guar. Notes 7.13% due 02/01/2026*	650,000	661,511
Callon Petroleum Co. Company Guar. Notes 6.38% due 07/01/2026	518,000	409,220
Continental Resources, Inc. Company Guar. Notes 4.38% due 01/15/2028	151,000	159,464
Continental Resources, Inc. Company Guar. Notes 5.75% due 01/15/2031*	371,000	419,178
Diamondback Energy, Inc. Company Guar. Notes 3.50% due 12/01/2029	104,000	107,866
Diamondback Energy, Inc. Company Guar. Notes 4.40% due 03/24/2051	73,000	74,388
Endeavor Energy Resources LP/EER Finance, Inc. Senior Notes 5.75% due 01/30/2028*	325,000	343,304
EOG Resources, Inc. Senior Bonds 4.95% due 04/15/2050	34,000	41,356
Hess Corp. Senior Notes 6.00% due 01/15/2040	132,000	157,568
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 5.75% due 02/01/2029*	293,000	295,564
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 6.00% due 02/01/2031*	600,000	609,000
Indigo Natural Resources LLC Senior Notes 5.38% due 02/01/2029*	624,000	614,771
Marathon Oil Corp. Senior Notes 6.60% due 10/01/2037	112,000	139,211
Marathon Oil Corp. Senior Notes 6.80% due 03/15/2032	62,000	77,209

27

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Oil Companies-Exploration & Production (continued)
Occidental Petroleum Corp. Senior Notes 5.88% due 09/01/2025		$382,000	$407,308
Occidental Petroleum Corp. Senior Notes 6.13% due 01/01/2031		324,000	357,761
Occidental Petroleum Corp. Senior Notes 6.38% due 09/01/2028		589,000	646,489
Occidental Petroleum Corp. Senior Notes 7.50% due 05/01/2031		35,000	40,705
Range Resources Corp. Company Guar. Notes 8.25% due 01/15/2029*		378,000	404,460

			7,262,596

Oil Companies-Integrated — 0.4%
BP Capital Markets America, Inc. Company Guar. Notes 2.77% due 11/10/2050		135,000	117,694
BP Capital Markets America, Inc. Company Guar. Notes 3.38% due 02/08/2061		97,000	89,574
BP Capital Markets America, Inc. Company Guar. Notes 3.54% due 04/06/2027		232,000	253,800
Chevron Corp. Senior Notes 1.55% due 05/11/2025		162,000	165,242
Chevron USA, Inc. Company Guar. Notes 1.02% due 08/12/2027		59,000	56,740
Chevron USA, Inc. Company Guar. Notes 4.20% due 10/15/2049		50,000	56,771
Chevron USA, Inc. Company Guar. Notes 5.25% due 11/15/2043		91,000	117,432
Exxon Mobil Corp. Senior Notes 1.41% due 06/26/2039	EUR	125,000	144,960
Murphy Oil Corp. Senior Notes 6.38% due 07/15/2028		586,000	586,733

			1,588,946

Oil Refining & Marketing — 0.2%
PBF Holding Co. LLC/PBF Finance Corp. Company Guar. Notes 6.00% due 02/15/2028		728,000	537,810
Valero Energy Corp. Senior Notes 2.15% due 09/15/2027		62,000	60,714

			598,524

Oil-Field Services — 0.5%
Archrock Partners LP/Archrock Partners Finance Corp. Company Guar. Notes 6.88% due 04/01/2027*		$616,000	$642,180
ChampionX Corp Company Guar. Notes 6.38% due 05/01/2026		495,000	518,512
Halliburton Co. Senior Notes 2.92% due 03/01/2030		40,000	39,937
Halliburton Co. Senior Notes 4.75% due 08/01/2043		47,000	49,817
Schlumberger Holdings Corp. Senior Notes 4.00% due 12/21/2025*		86,000	95,100
USA Compression Partners LP/USA Compression Finance Corp. Company Guar. Notes 6.88% due 04/01/2026		592,000	607,170

			1,952,716

Paper & Related Products — 0.4%
Clearwater Paper Corp. Company Guar. Notes 4.75% due 08/15/2028*		675,000	680,063
Domtar Corp. Company Guar. Notes 6.75% due 02/15/2044		305,000	384,774
Georgia-Pacific LLC Senior Notes 0.95% due 05/15/2026*		320,000	309,706

			1,374,543

Petrochemicals — 0.0%
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP Senior Notes 3.30% due 05/01/2023*		55,000	57,875

Pharmacy Services — 0.1%
Cigna Corp. Senior Notes 3.40% due 03/15/2051		100,000	98,158
CVS Health Corp. Senior Notes 2.70% due 08/21/2040		35,000	32,149
CVS Health Corp. Senior Notes 4.25% due 04/01/2050		42,000	47,004
CVS Health Corp. Senior Notes 4.78% due 03/25/2038		142,000	167,623
CVS Health Corp. Senior Notes 5.05% due 03/25/2048		44,000	53,847

			398,781

28

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Pipelines — 2.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp. Company Guar. Notes 5.75% due 01/15/2028*	$675,000	$674,156
Buckeye Partners LP Senior Notes 4.13% due 03/01/2025*	248,000	253,032
Buckeye Partners LP Senior Notes 4.50% due 03/01/2028*	563,000	564,407
Cheniere Corpus Christi Holdings LLC Senior Sec. Notes 3.70% due 11/15/2029	85,000	89,530
Cheniere Energy Partners LP Company Guar. Notes 4.50% due 10/01/2029	392,000	407,680
Cheniere Energy, Inc. Senior Sec. Notes 4.63% due 10/15/2028*	432,000	449,353
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp. Company Guar. Notes 4.15% due 08/15/2026*	49,000	54,629
DCP Midstream Operating LP Company Guar. Notes 5.60% due 04/01/2044	165,000	165,000
DCP Midstream Operating LP Company Guar. Notes 5.63% due 07/15/2027	294,000	319,187
DCP Midstream Operating LP Company Guar. Notes 6.75% due 09/15/2037*	130,000	145,113
Enable Midstream Partners LP Senior Notes 4.95% due 05/15/2028	59,000	65,006
Energy Transfer Operating LP Senior Notes 4.90% due 03/15/2035	125,000	131,607
Energy Transfer Operating LP Senior Notes 6.13% due 12/15/2045	110,000	125,600
EnLink Midstream Partners LP Senior Notes 5.05% due 04/01/2045	15,000	11,603
Enterprise Products Operating LLC Company Guar. Notes 3.70% due 01/31/2051	89,000	87,348
Enterprise Products Operating LLC Company Guar. Notes 4.25% due 02/15/2048	65,000	68,864
Genesis Energy LP/Genesis Energy Finance Corp. Company Guar. Notes 5.63% due 06/15/2024	848,000	828,920
Genesis Energy LP/Genesis Energy Finance Corp. Company Guar. Notes 6.50% due 10/01/2025	250,000	245,062
Genesis Energy LP/Genesis Energy Finance Corp. Company Guar. Notes 8.00% due 01/15/2027	395,000	399,945

Pipelines (continued)
Gray Oak Pipeline LLC Senior Notes 2.00% due 09/15/2023*	$128,000	$130,283
Gray Oak Pipeline LLC Senior Notes 3.45% due 10/15/2027*	75,000	77,364
Harvest Midstream I LP Senior Notes 7.50% due 09/01/2028*	823,000	884,478
Holly Energy Partners LP/Holly Energy Finance Corp. Company Guar. Notes 5.00% due 02/01/2028*	815,000	825,432
Kinder Morgan, Inc. Company Guar. Notes 5.05% due 02/15/2046	78,000	87,731
MPLX LP Senior Notes 2.65% due 08/15/2030	25,000	24,481
NGL Energy Operating LLC/NGL Energy Finance Corp. Senior Sec. Notes 7.50% due 02/01/2026*	800,000	820,852
NuStar Logistics LP Company Guar. Notes 5.75% due 10/01/2025	252,000	269,771
NuStar Logistics LP Company Guar. Notes 6.38% due 10/01/2030	379,000	409,320
ONEOK Partners LP Company Guar. Notes 6.65% due 10/01/2036	163,000	204,649
Plains All American Pipeline LP/PAA Finance Corp. Senior Notes 4.30% due 01/31/2043	39,000	35,708
Sunoco Logistics Partners Operations LP Senior Notes 5.35% due 05/15/2045	14,000	14,652
Targa Resources Partners LP/Targa Resources Partners Finance Corp. Company Guar. Notes 4.88% due 02/01/2031*	499,000	505,612
Valero Energy Partners LP Company Guar. Notes 4.38% due 12/15/2026	116,000	129,980
Williams Cos., Inc. Senior Notes 5.75% due 06/24/2044	176,000	215,398

		9,721,753

Poultry — 0.2%
Pilgrim’s Pride Corp. Company Guar. Notes 5.88% due 09/30/2027*	406,000	435,110
Simmons Foods, Inc. Sec. Notes 4.63% due 03/01/2029*	457,000	461,008

		896,118

29

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Protection/Safety — 0.3%
Prime Security Services Borrower LLC/Prime Finance, Inc. Senior Sec. Notes 3.38% due 08/31/2027*		$480,000	$465,600
Prime Security Services Borrower LLC/Prime Finance, Inc. Senior Sec. Notes 5.25% due 04/15/2024*		458,000	488,594
Prime Security Services Borrower LLC/Prime Finance, Inc. Senior Sec. Notes 5.75% due 04/15/2026*		230,000	248,222

			1,202,416

Real Estate Investment Trusts — 2.3%
American Tower Corp. Senior Notes 1.38% due 04/04/2025	EUR	125,000	152,993
American Tower Corp. Senior Notes 3.10% due 06/15/2050		78,000	71,471
Boston Properties LP Senior Notes 2.55% due 04/01/2032		80,000	76,629
Brixmor Operating Partnership LP Senior Notes 2.25% due 04/01/2028		41,000	40,199
Columbia Property Trust Operating Partnership LP Company Guar. Notes 4.15% due 04/01/2025		90,000	94,721
CTR Partnership LP/CareTrust Capital Corp. Company Guar. Notes 5.25% due 06/01/2025		575,000	589,450
ESH Hospitality, Inc. Company Guar. Notes 4.63% due 10/01/2027*		340,000	359,598
ESH Hospitality, Inc. Company Guar. Notes 5.25% due 05/01/2025*		270,000	275,400
Federal Realty Investment Trust Senior Notes 1.25% due 02/15/2026		111,000	109,554
HAT Holdings I LLC/HAT Holdings II LLC Company Guar. Notes 5.25% due 07/15/2024*		522,000	538,965
HAT Holdings I LLC/HAT Holdings II LLC Company Guar. Notes 6.00% due 04/15/2025*		296,000	312,280
Hospitality Properties Trust Senior Notes 4.38% due 02/15/2030		489,000	449,244
Host Hotels & Resorts LP Senior Notes 3.50% due 09/15/2030		174,000	174,094
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. Company Guar. Notes 4.25% due 02/01/2027*		873,000	859,905

Real Estate Investment Trusts (continued)
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. Company Guar. Notes 5.75% due 02/01/2027		$515,000	$567,754
MPT Operating Partnership LP/MPT Finance Corp. Company Guar. Notes 3.50% due 03/15/2031		285,000	279,489
MPT Operating Partnership LP/MPT Finance Corp. Company Guar. Notes 5.00% due 10/15/2027		576,000	605,955
National Health Investors, Inc. Company Guar. Notes 3.00% due 02/01/2031		73,000	68,182
Omega Healthcare Investors, Inc. Company Guar. Notes 3.25% due 04/15/2033		147,000	141,123
Omega Healthcare Investors, Inc. Company Guar. Notes 3.38% due 02/01/2031		71,000	70,371
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer Senior Sec. Notes 5.88% due 10/01/2028*		625,000	662,656
Piedmont Operating Partnership LP Company Guar. Notes 3.15% due 08/15/2030		31,000	30,155
Public Storage Senior Notes 0.88% due 01/24/2032	EUR	160,000	187,554
Service Properties Trust Senior Notes 4.75% due 10/01/2026		125,000	121,875
Service Properties Trust Senior Notes 4.95% due 10/01/2029		80,000	76,200
Service Properties Trust Senior Notes 5.25% due 02/15/2026		127,000	127,317
Service Properties Trust Company Guar. Notes 5.50% due 12/15/2027		59,000	62,374
Spirit Realty LP Company Guar. Notes 2.70% due 02/15/2032		57,000	54,111
Starwood Property Trust, Inc. Senior Notes 4.75% due 03/15/2025		790,000	820,241
Starwood Property Trust, Inc. Senior Notes 5.50% due 11/01/2023*		129,000	134,805
VEREIT Operating Partnership LP Company Guar. Notes 2.85% due 12/15/2032		46,000	44,510
Welltower, Inc. Senior Notes 2.75% due 01/15/2031		4,000	3,975
Welltower, Inc. Senior Notes 2.80% due 06/01/2031		172,000	170,822

			8,333,972

30

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Real Estate Management/Services — 0.2%
Cushman & Wakefield US Borrower LLC Senior Sec. Notes 6.75% due 05/15/2028*	$511,000	$552,519
Newmark Group, Inc. Senior Notes 6.13% due 11/15/2023	290,000	318,312

		870,831

Real Estate Operations & Development — 0.1%
Kennedy-Wilson, Inc. Company Guar. Notes 4.75% due 03/01/2029	483,000	489,038

Recycling — 0.2%
Harsco Corp. Company Guar. Notes 5.75% due 07/31/2027*	638,000	653,152

Rental Auto/Equipment — 0.4%
Ahern Rentals, Inc. Sec. Notes 7.38% due 05/15/2023*	725,000	652,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. Company Guar. Notes 5.38% due 03/01/2029*	168,000	173,783
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. Company Guar. Notes 5.75% due 07/15/2027*	508,000	529,362
NESCO Holdings II, Inc. Sec. Notes 5.50% due 04/15/2029*	226,000	231,763

		1,587,408

Research & Development — 0.1%
Jaguar Holding Co. II/PPD Development LP Company Guar. Notes 4.63% due 06/15/2025*	92,000	95,680
Jaguar Holding Co. II/PPD Development LP Company Guar. Notes 5.00% due 06/15/2028*	375,000	390,563

		486,243

Resorts/Theme Parks — 0.3%
SeaWorld Parks & Entertainment, Inc. Senior Sec. Notes 8.75% due 05/01/2025*	415,000	449,237
Six Flags Entertainment Corp. Company Guar. Notes 5.50% due 04/15/2027*	540,000	559,575
Six Flags Theme Parks, Inc. Senior Sec. Notes 7.00% due 07/01/2025*	48,000	51,947

		1,060,759

Retail-Apparel/Shoe — 0.0%
Ross Stores, Inc. Senior Notes 1.88% due 04/15/2031	109,000	102,091

Retail-Appliances — 0.1%
Conn’s, Inc. Company Guar. Notes 7.25% due 07/15/2022	$464,000	$464,580

Retail-Auto Parts — 0.0%
Advance Auto Parts, Inc. Company Guar. Notes 1.75% due 10/01/2027	64,000	62,832

Retail-Automobile — 0.1%
Carvana Co. Company Guar. Notes 5.50% due 04/15/2027*	362,000	363,901

Retail-Convenience Store — 0.0%
7-Eleven, Inc. Senior Notes 1.80% due 02/10/2031*	109,000	101,710

Retail-Major Department Stores — 0.0%
Nordstrom, Inc. Senior Notes 2.30% due 04/08/2024*	36,000	36,057
Nordstrom, Inc. Senior Notes 4.25% due 08/01/2031*	30,000	29,975

		66,032

Retail-Pawn Shops — 0.2%
FirstCash, Inc. Company Guar. Notes 4.63% due 09/01/2028*	627,000	642,361

Retail-Petroleum Products — 0.2%
Murphy Oil USA, Inc. Company Guar. Notes 3.75% due 02/15/2031*	55,000	54,061
Murphy Oil USA, Inc. Company Guar. Notes 4.75% due 09/15/2029	569,000	597,450

		651,511

Retail-Regional Department Stores — 0.1%
Kohl’s Corp. Senior Notes 3.38% due 05/01/2031	54,000	54,044
Kohl’s Corp. Senior Notes 5.55% due 07/17/2045	154,000	174,052
Kohl’s Corp. Senior Notes 9.50% due 05/15/2025	39,000	50,551

		278,647

Retail-Restaurants — 0.3%
Brinker International, Inc. Company Guar. Notes 5.00% due 10/01/2024*	344,000	359,050
Dave & Buster’s, Inc. Senior Sec. Notes 7.63% due 11/01/2025*	655,000	700,031

31

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Retail-Restaurants (continued)
McDonald’s Corp. Senior Notes 3.63% due 09/01/2049		$50,000	$51,815
McDonald’s Corp. Senior Notes 4.20% due 04/01/2050		48,000	54,352

			1,165,248

Satellite Telecom — 0.2%
Hughes Satellite Systems Corp. Company Guar. Notes 6.63% due 08/01/2026		805,000	892,020

Savings & Loans/Thrifts — 0.1%
First Niagara Financial Group, Inc. Sub. Notes 7.25% due 12/15/2021		393,000	411,265
New York Community Bancorp, Inc. Sub. Notes 5.90% due 11/06/2028		110,000	119,092

			530,357

Security Services — 0.2%
Brink’s Co. Company Guar. Notes 4.63% due 10/15/2027*		711,000	728,544
Brink’s Co. Company Guar. Notes 5.50% due 07/15/2025*		68,000	71,825

			800,369

Steel-Producers — 0.7%
Cleveland-Cliffs, Inc. Company Guar. Notes 4.63% due 03/01/2029*		344,000	343,415
Cleveland-Cliffs, Inc. Company Guar. Notes 4.88% due 03/01/2031*		106,000	104,177
Cleveland-Cliffs, Inc. Company Guar. Notes 5.75% due 03/01/2025		392,000	404,231
Cleveland-Cliffs, Inc. Senior Sec. Notes 6.75% due 03/15/2026*		676,000	735,150
Commercial Metals Co. Senior Notes 3.88% due 02/15/2031		668,000	655,615
Periama Holdings LLC Company Guar. Notes 5.95% due 04/19/2026		300,000	315,900
Reliance Steel & Aluminum Co. Senior Notes 2.15% due 08/15/2030		132,000	126,576

			2,685,064

Telecom Equipment-Fiber Optics — 0.1%
Corning, Inc. Senior Notes 5.45% due 11/15/2079		176,000	218,102

Telephone-Integrated — 1.2%
AT&T, Inc. Senior Notes 3.55% due 09/15/2055*		$39,000	$35,614
AT&T, Inc. Senior Notes 4.50% due 05/15/2035		460,000	518,338
AT&T, Inc. Senior Notes 4.75% due 05/15/2046		37,000	42,288
AT&T, Inc. Senior Notes 4.85% due 07/15/2045		42,000	48,560
AT&T, Inc. Senior Notes 4.90% due 08/15/2037		47,000	55,547
CenturyLink, Inc. Senior Notes 5.13% due 12/15/2026*		484,000	509,836
CenturyLink, Inc. Senior Notes 7.50% due 04/01/2024		525,000	588,446
Frontier Communications Corp. Senior Sec. Notes 5.00% due 05/01/2028*		645,000	656,287
Verizon Communications, Inc. Senior Notes 0.38% due 03/22/2029	EUR	255,000	298,210
Verizon Communications, Inc. Senior Notes 1.13% due 09/19/2035	EUR	127,000	147,425
Verizon Communications, Inc. Senior Notes 1.50% due 09/18/2030		154,000	141,250
Verizon Communications, Inc. Senior Notes 2.50% due 04/08/2031	GBP	100,000	143,965
Verizon Communications, Inc. Senior Notes 2.99% due 10/30/2056*		156,000	137,209
Verizon Communications, Inc. Senior Notes 3.55% due 03/22/2051		98,000	97,566
Verizon Communications, Inc. Senior Notes 3.70% due 03/22/2061		124,000	121,871
Verizon Communications, Inc. Senior Notes 4.27% due 01/15/2036		50,000	56,458
Verizon Communications, Inc. Senior Notes 4.40% due 11/01/2034		98,000	111,922
Zayo Group Holdings, Inc. Senior Notes 6.13% due 03/01/2028*		646,000	664,379

			4,375,171

Television — 0.4%
Belo Corp. Company Guar. Notes 7.25% due 09/15/2027		373,000	434,545

32

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Television (continued)
Belo Corp. Company Guar. Notes 7.75% due 06/01/2027		$416,000	$484,640
Gray Television, Inc. Company Guar. Notes 4.75% due 10/15/2030*		480,000	475,800

			1,394,985

Theaters — 0.2%
Live Nation Entertainment, Inc. Senior Sec. Notes 3.75% due 01/15/2028*		120,000	118,350
Live Nation Entertainment, Inc. Company Guar. Notes 4.75% due 10/15/2027*		522,000	525,915

			644,265

Tools-Hand Held — 0.0%
Stanley Black & Decker, Inc. Senior Notes 3.40% due 03/01/2026		55,000	60,319

Transport-Air Freight — 0.3%
Cargo Aircraft Management, Inc. Company Guar. Notes 4.75% due 02/01/2028*		1,073,000	1,106,531

Transport-Equipment & Leasing — 0.0%
GATX Corp. Senior Notes 4.35% due 02/15/2024		109,000	119,346

Transport-Marine — 0.0%
Kirby Corp. Senior Notes 4.20% due 03/01/2028		89,000	96,944

Transport-Rail — 0.0%
Kansas City Southern Company Guar. Notes 2.88% due 11/15/2029		70,000	71,515
Kansas City Southern Company Guar. Notes 4.70% due 05/01/2048		37,000	43,397

			114,912

Transport-Services — 0.1%
FedEx Corp. Pass Through Trust Senior Sec. Notes Series 2020-1, Class AA 1.88% due 08/20/2035		109,979	106,434
United Parcel Service, Inc. Senior Notes 3.90% due 04/01/2025		66,000	73,018

			179,452

Trucking/Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp. Senior Notes 3.40% due 11/15/2026*		144,000	155,590

Trucking/Leasing (continued)
Penske Truck Leasing Co. LP/PTL Finance Corp. Senior Notes 4.20% due 04/01/2027*		$61,000	$68,234

			223,824

Vitamins & Nutrition Products — 0.3%
HLF Financing SARL LLC/Herbalife International, Inc. Company Guar. Notes 7.25% due 08/15/2026*		956,000	1,001,410

Water — 0.0%
Essential Utilities, Inc. Senior Bonds 3.35% due 04/15/2050		58,000	55,891

Total U.S. Corporate Bonds & Notes
(cost $133,840,365)			138,649,417

FOREIGN CORPORATE BONDS & NOTES — 16.8%
Agricultural Chemicals — 0.3%
Consolidated Energy Finance SA Senior Notes 6.88% due 06/15/2025*		520,000	529,750
OCI NV Senior Sec. Notes 5.25% due 11/01/2024*		588,000	611,520

			1,141,270

Airlines — 0.2%
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. Senior Sec. Notes 5.50% due 04/20/2026*		193,499	201,722
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. Senior Sec. Notes 5.75% due 04/20/2029*		155,000	165,199
Hawaiian Brand Intellectual Property, Ltd./HawaiianMiles Loyalty, Ltd. Senior Sec. Notes 5.75% due 01/20/2026*		453,436	481,912

			848,833

Airport Development/Maintenance — 0.1%
Heathrow Funding, Ltd. Senior Sec. Notes 1.50% due 10/12/2027	EUR	170,000	208,168
Heathrow Funding, Ltd. Senior Sec. Notes 6.75% due 12/03/2028	GBP	80,000	139,029

			347,197

Appliances — 0.0%
Whirlpool EMEA Finance SARL Company Guar. Notes 0.50% due 02/20/2028	EUR	110,000	127,450

Auto-Cars/Light Trucks — 0.1%
RCI Banque SA Senior Notes 1.75% due 04/10/2026	EUR	120,000	148,478

33

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)		Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Auto-Cars/Light Trucks (continued)
Volkswagen International Finance NV Company Guar. Notes 4.13% due 11/16/2038	EUR	100,000	$160,203

			308,681

Banks-Commercial — 1.3%
Akbank TAS Senior Notes 6.80% due 02/06/2026		400,000	398,432
Banco de Credito del Peru Sub. Notes 3.13% due 07/01/2030*		300,000	300,000
Banco de Credito e Inversiones SA Senior Notes 3.50% due 10/12/2027		490,000	523,791
Banco de Sabadell SA Senior Notes 1.13% due 03/11/2027	EUR	100,000	120,367
CaixaBank SA Senior Notes 1.38% due 06/19/2026	EUR	200,000	244,138
Canadian Imperial Bank of Commerce Senior Notes 0.50% due 12/14/2023		80,000	79,682
Canadian Imperial Bank of Commerce Senior Notes 0.95% due 10/23/2025		59,000	57,838
Canadian Imperial Bank of Commerce Senior Notes 2.25% due 01/28/2025		155,000	160,681
Cooperatieve Rabobank UA Senior Notes 1.00% due 09/24/2026*		261,000	255,944
Danske Bank A/S Sub. Notes 1.38% due 02/12/2030	EUR	145,000	172,745
Danske Bank A/S Senior Notes 2.25% due 01/14/2028	GBP	100,000	140,922
Danske Bank A/S Senior Notes 3.88% due 09/12/2023*		200,000	214,107
Grupo Aval, Ltd. Company Guar. Notes 4.38% due 02/04/2030*		450,000	453,937
ING Groep NV Senior Notes 1.40% due 07/01/2026*		249,000	247,617
National Bank of Canada Company Guar. Notes 0.55% due 11/15/2024		250,000	249,352
Philippine National Bank Senior Notes 3.28% due 09/27/2024		600,000	629,967
Standard Chartered PLC Senior Notes 0.90% due 07/02/2027	EUR	150,000	180,915
Standard Chartered PLC Sub. Notes 3.27% due 02/18/2036*		200,000	194,192

Banks-Commercial (continued)
Sumitomo Mitsui Trust Bank, Ltd. Senior Notes 0.85% due 03/25/2024*		$235,000	$234,921

			4,859,548

Beverages-Non-alcoholic — 0.0%
Coca-Cola Femsa SAB de CV Company Guar. Notes 1.85% due 09/01/2032		152,000	138,913

Building Products-Cement — 0.0%
Holcim Finance Luxembourg SA Company Guar. Notes 0.50% due 04/23/2031	EUR	125,000	141,926

Building-Residential/Commercial — 0.2%
Mattamy Group Corp. Senior Notes 4.63% due 03/01/2030*		215,000	213,555
Mattamy Group Corp. Senior Notes 5.25% due 12/15/2027*		339,000	354,679

			568,234

Cable/Satellite TV — 0.3%
Altice Financing SA Senior Sec. Notes 5.00% due 01/15/2028*		1,065,000	1,053,083

Casino Hotels — 0.3%
Melco Resorts Finance, Ltd. Senior Notes 5.38% due 12/04/2029*		422,000	448,286
Wynn Macau, Ltd. Senior Notes 5.13% due 12/15/2029*		665,000	681,625

			1,129,911

Cellular Telecom — 0.3%
Colombia Telecomunicaciones SA ESP Senior Notes 4.95% due 07/17/2030*		210,000	221,025
Numericable-SFR SA Senior Sec. Notes 7.38% due 05/01/2026*		800,000	832,000
Vodafone Group PLC Senior Notes 4.88% due 06/19/2049		49,000	58,093
Vodafone Group PLC Senior Notes 5.25% due 05/30/2048		71,000	88,497

			1,199,615

Chemicals-Diversified — 0.3%
Braskem Netherlands Finance BV Company Guar. Notes 4.50% due 01/31/2030*		202,000	202,944
Braskem Netherlands Finance BV Company Guar. Notes 4.50% due 01/31/2030		400,000	401,868

34

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)		Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Chemicals-Diversified (continued)
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. Company Guar. Notes 5.13% due 04/01/2029*		$429,000	$442,406

			1,047,218

Chemicals-Other — 0.1%
MEGlobal Canada ULC Company Guar. Notes 5.00% due 05/18/2025*		200,000	222,250

Chemicals-Specialty — 0.2%
Albemarle New Holding GmbH Company Guar. Notes 1.63% due 11/25/2028	EUR	125,000	155,652
Methanex Corp. Senior Notes 5.13% due 10/15/2027		432,000	441,720

			597,372

Computer Software — 0.1%
Camelot Finance SA Senior Sec. Notes 4.50% due 11/01/2026*		415,000	429,077

Computers — 0.0%
Dell Bank International DAC Senior Notes 1.63% due 06/24/2024	EUR	125,000	152,891

Containers-Metal/Glass — 0.2%
Trivium Packaging Finance BV Company Guar. Notes 8.50% due 08/15/2027*		650,000	705,380

Containers-Paper/Plastic — 0.4%
Cascades, Inc./Cascades USA, Inc. Company Guar. Notes 5.38% due 01/15/2028*		559,000	586,950
Intertape Polymer Group, Inc. Company Guar. Notes 7.00% due 10/15/2026*		674,000	708,964

			1,295,914

Cruise Lines — 1.1%
Carnival Corp. Senior Notes 5.75% due 03/01/2027*		825,000	848,067
Carnival Corp. Senior Notes 7.63% due 03/01/2026*		133,000	142,882
NCL Corp., Ltd. Senior Notes 3.63% due 12/15/2024*		920,000	868,250
NCL Corp., Ltd. Company Guar. Notes 5.88% due 03/15/2026*		236,000	239,160
Royal Caribbean Cruises, Ltd. Senior Notes 5.50% due 04/01/2028*		151,000	151,868
Silversea Cruise Finance, Ltd. Senior Sec. Notes 7.25% due 02/01/2025*		765,000	791,775

Cruise Lines (continued)
Viking Ocean Cruises Ship VII, Ltd. Senior Sec. Notes 5.63% due 02/15/2029*		$113,000	$114,164
VOC Escrow, Ltd. Senior Sec. Notes 5.00% due 02/15/2028*		899,000	888,095

			4,044,261

Diversified Banking Institutions — 1.7%
Banco Santander SA Senior Notes 1.38% due 01/05/2026	EUR	200,000	245,640
Banco Santander SA Senior Notes 2.71% due 06/27/2024		200,000	211,014
Barclays PLC Senior Notes 0.75% due 06/09/2025	EUR	100,000	118,989
Barclays PLC Senior Notes 3.00% due 05/08/2026	GBP	100,000	147,061
Barclays PLC Sub. Notes 3.56% due 09/23/2035		200,000	200,288
BNP Paribas SA Senior Notes 0.50% due 09/01/2028	EUR	200,000	233,578
BNP Paribas SA Senior Notes 1.32% due 01/13/2027*		212,000	207,242
BNP Paribas SA Senior Notes 3.38% due 01/23/2026	GBP	100,000	150,773
Credit Agricole SA Senior Notes 0.13% due 12/09/2027	EUR	200,000	230,225
Credit Agricole SA Sub. Notes 2.81% due 01/11/2041*		250,000	225,546
Credit Suisse Group AG Senior Notes 3.25% due 04/02/2026	EUR	100,000	129,860
Deutsche Bank AG Senior Notes 1.00% due 11/19/2025	EUR	200,000	238,018
Deutsche Bank AG Senior Notes 1.75% due 11/19/2030	EUR	100,000	121,338
Deutsche Bank AG Senior Notes 2.22% due 09/18/2024		150,000	153,963
HSBC Holdings PLC Senior Notes 1.59% due 05/24/2027		200,000	196,719
HSBC Holdings PLC Sub. Notes 3.00% due 06/30/2025	EUR	200,000	259,670
HSBC Holdings PLC Senior Notes 3.00% due 07/22/2028	GBP	120,000	177,513

35

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)		Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Diversified Banking Institutions (continued)
HSBC Holdings PLC Senior Notes 4.29% due 09/12/2026		$200,000	$221,096
Mitsubishi UFJ Financial Group, Inc. Senior Notes 2.19% due 02/25/2025		207,000	213,443
Mizuho Financial Group, Inc. Senior Notes 2.56% due 09/13/2025		474,000	495,733
Natwest Group PLC Senior Notes 1.75% due 03/02/2026	EUR	275,000	340,262
Natwest Group PLC Sub. Notes 3.03% due 11/28/2035		400,000	381,632
Royal Bank of Scotland Group PLC Senior Notes 2.36% due 05/22/2024		222,000	229,034
UBS Group AG Senior Notes 0.25% due 11/05/2028	EUR	200,000	231,256
UniCredit SpA Senior Notes 1.25% due 06/16/2026	EUR	235,000	284,000
UniCredit SpA Sub. Bonds 5.46% due 06/30/2035*		498,000	527,509

			6,171,402

Diversified Financial Services — 0.4%
Fairstone Financial, Inc. Senior Notes 7.88% due 07/15/2024*		582,000	611,100
GE Capital European Funding Company Guar. Notes 6.03% due 03/01/2038	EUR	145,000	274,566
GE Capital International Funding Co. ULC Company Guar. Notes 4.42% due 11/15/2035		473,000	542,113

			1,427,779

Diversified Minerals — 0.3%
FMG Resources August 2006 Pty., Ltd. Company Guar. Notes 4.38% due 04/01/2031*		339,000	345,356
FMG Resources August 2006 Pty., Ltd. Company Guar. Notes 4.50% due 09/15/2027*		636,000	679,528
Teck Resources, Ltd. Senior Notes 6.25% due 07/15/2041		160,000	196,509

			1,221,393

Electric-Distribution — 0.3%
Energuate Trust Company Guar. Notes 5.88% due 05/03/2027		500,000	528,400

Electric-Distribution (continued)
Infraestructura Energetica Nova SAB de CV Senior Notes 4.75% due 01/15/2051*		$250,000	$248,437
National Grid PLC Senior Notes 0.16% due 01/20/2028	EUR	200,000	230,166
OmGrid Funding, Ltd. Company Guar. Notes 5.20% due 05/16/2027		200,000	205,500

			1,212,503

Electric-Generation — 0.5%
ACEA SpA Senior Notes 1.50% due 06/08/2027	EUR	130,000	163,553
Electricite de France SA Senior Notes 6.13% due 06/02/2034	GBP	100,000	197,199
LLPL Capital Pte, Ltd. Senior Sec. Notes 6.88% due 02/04/2039		364,800	425,174
Minejesa Capital BV Senior Sec. Notes 5.63% due 08/10/2037		300,000	313,875
Mong Duong Finance Holdings BV Senior Sec. Notes 5.13% due 05/07/2029		550,000	552,750
Orsted AS Senior Notes 2.50% due 05/16/2033	GBP	100,000	146,813
SPIC Luxembourg Latin America Renewable Energy Investment Co. SARL Company Guar. Notes 4.65% due 10/30/2023		200,000	216,208

			2,015,572

Electric-Integrated — 0.3%
E.ON International Finance BV Company Guar. Notes 6.25% due 06/03/2030	GBP	100,000	185,972
Empresas Publicas de Medellin ESP Senior Notes 4.25% due 07/18/2029		400,000	405,000
Empresas Publicas de Medellin ESP Senior Notes 4.38% due 02/15/2031*		320,000	320,960
Fortum Oyj Senior Notes 1.63% due 02/27/2026	EUR	190,000	237,963

			1,149,895

Electric-Transmission — 0.1%
Transelec SA Senior Notes 4.25% due 01/14/2025		400,000	436,000

Energy-Alternate Sources — 0.2%
Greenko Solar Mauritius, Ltd. Senior Sec. Notes 5.95% due 07/29/2026		400,000	427,600

36

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)		Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Energy-Alternate Sources (continued)
ReNew Power Synthetic Senior Sec. Notes 6.67% due 03/12/2024		$200,000	$209,800
ReNew Power, Ltd. Senior Sec. Notes 6.45% due 09/27/2022		200,000	207,260

			844,660

Finance-Consumer Loans — 0.1%
goeasy, Ltd. Company Guar. Notes 5.38% due 12/01/2024*		533,000	552,321

Finance-Leasing Companies — 0.2%
BOC Aviation, Ltd. Senior Notes 2.63% due 09/17/2030*		580,000	557,818

Food-Meat Products — 0.2%
BRF SA Senior Notes 4.88% due 01/24/2030*		200,000	204,000
Minerva Luxembourg SA Company Guar. Notes 4.38% due 03/18/2031*		400,000	391,000

			595,000

Food-Retail — 0.0%
Auchan Holding SA Senior Notes 3.25% due 07/23/2027	EUR	100,000	135,850

Gold Mining — 0.1%
AngloGold Ashanti Holdings PLC Company Guar. Notes 3.75% due 10/01/2030		208,000	210,151

Industrial Gases — 0.1%
Yingde Gases Investment, Ltd. Company Guar. Notes 6.25% due 01/19/2023		300,000	310,229

Insurance-Life/Health — 0.0%
Athene Holding, Ltd. Senior Notes 3.50% due 01/15/2031		44,000	45,185
Manulife Financial Corp. Sub. Notes 4.06% due 02/24/2032		71,000	77,966

			123,151

Insurance-Property/Casualty — 0.0%
Enstar Group, Ltd. Senior Notes 4.95% due 06/01/2029		163,000	182,079

Insurance-Reinsurance — 0.1%
Fairfax Financial Holdings, Ltd. Senior Notes 2.75% due 03/29/2028	EUR	160,000	202,890
Fairfax Financial Holdings, Ltd. Senior Notes 3.38% due 03/03/2031*		40,000	39,820

			242,710

Investment Companies — 0.4%
Huarong Finance II Co., Ltd. Company Guar. Notes 3.75% due 05/29/2024		$230,000	$241,644
Huarong Finance II Co., Ltd. Company Guar. Notes 4.63% due 06/03/2026		400,000	432,540
JAB Holdings BV Company Guar. Notes 2.50% due 06/25/2029	EUR	200,000	265,944
MDGH — GMTN BV Company Guar. Notes 3.70% due 11/07/2049		400,000	408,500

			1,348,628

Medical Products — 0.0%
STERIS PLC Company Guar. Notes 3.75% due 03/15/2051		105,000	104,911

Medical-Drugs — 0.4%
Bayer AG Senior Notes 1.38% due 07/06/2032	EUR	100,000	120,121
Endo Dac/Endo Finance LLC/Endo Finco, Inc. Senior Sec. Notes 5.88% due 10/15/2024*		400,000	402,000
Endo Dac/Endo Finance LLC/Endo Finco, Inc. Company Guar. Notes 6.00% due 06/30/2028*		285,000	230,850
Shire Acquisitions Investments Ireland DAC Company Guar. Notes 3.20% due 09/23/2026		171,000	184,142
Takeda Pharmaceutical Co., Ltd. Senior Notes 1.38% due 07/09/2032	EUR	205,000	250,842
Takeda Pharmaceutical Co., Ltd. Senior Bonds 3.18% due 07/09/2050		204,000	193,291
Upjohn Finance BV Company Guar. Notes 1.91% due 06/23/2032	EUR	100,000	125,751

			1,506,997

Metal-Aluminum — 0.1%
Indonesia Asahan Aluminium Persero PT Senior Notes 6.53% due 11/15/2028		400,000	481,500

Metal-Copper — 0.2%
First Quantum Minerals, Ltd. Company Guar. Notes 6.50% due 03/01/2024*		200,000	203,000
First Quantum Minerals, Ltd. Company Guar. Notes 6.88% due 03/01/2026*		401,000	415,035

			618,035

37

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)		Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Metal-Diversified — 0.0%
Glencore Capital Finance DAC Company Guar. Notes 1.13% due 03/10/2028	EUR	100,000	$119,220

Metal-Iron — 0.2%
Mineral Resources, Ltd. Senior Notes 8.13% due 05/01/2027*		600,000	663,306

Motion Pictures & Services — 0.2%
Banijay Entertainment SASU Senior Sec. Notes 5.38% due 03/01/2025*		847,000	874,527

Multimedia — 0.1%
Globo Comunicacao e Participacoes SA Senior Notes 4.88% due 01/22/2030*		400,000	403,000

Oil Companies-Exploration & Production — 0.6%
Canadian Natural Resources, Ltd. Senior Notes 2.95% due 07/15/2030		64,000	63,790
MEG Energy Corp. Sec. Notes 6.50% due 01/15/2025*		988,000	1,020,555
MEG Energy Corp. Company Guar. Notes 7.13% due 02/01/2027*		391,000	409,572
Oil India, Ltd. Senior Notes 5.13% due 02/04/2029		400,000	443,906
Saka Energi Indonesia PT Senior Notes 4.45% due 05/05/2024		425,000	375,062

			2,312,885

Oil Companies-Integrated — 1.5%
BP Capital Markets PLC Company Guar. Notes 0.83% due 11/08/2027	EUR	125,000	151,353
BP Capital Markets PLC Company Guar. Notes 2.27% due 07/03/2026	GBP	100,000	145,346
Ecopetrol SA Senior Notes 5.88% due 05/28/2045		270,000	288,090
Ecopetrol SA Senior Notes 6.88% due 04/29/2030		300,000	365,220
Lukoil Securities BV Company Guar. Notes 3.88% due 05/06/2030		400,000	412,520
Pertamina Persero PT Senior Notes 6.50% due 05/27/2041		200,000	247,951
Petro-Canada Senior Notes 5.95% due 05/15/2035		37,000	46,207

Oil Companies-Integrated (continued)
Petrobras Global Finance BV Company Guar. Notes 5.60% due 01/03/2031		$400,000	$421,520
Petroleos Mexicanos Company Guar. Notes 5.35% due 02/12/2028		320,000	311,168
Petroleos Mexicanos Company Guar. Notes 6.38% due 01/23/2045		350,000	290,500
Petroleos Mexicanos Company Guar. Notes 6.49% due 01/23/2027		350,000	365,715
Petroleos Mexicanos Company Guar. Notes 6.50% due 03/13/2027		220,000	229,900
Petroleos Mexicanos Company Guar. Notes 6.63% due 06/15/2035		350,000	332,500
Petroleos Mexicanos Company Guar. Notes 6.63% due 06/15/2035		400,000	380,000
Petroleos Mexicanos Company Guar. Notes 6.75% due 09/21/2047		560,000	480,278
Petroleos Mexicanos Company Guar. Notes 6.84% due 01/23/2030		800,000	811,920
Shell International Finance BV Company Guar. Notes 1.50% due 04/07/2028	EUR	140,000	178,568
Total Capital International SA Company Guar. Notes 3.46% due 07/12/2049		46,000	45,985

			5,504,741

Paper & Related Products — 0.3%
Inversiones CMPC SA Company Guar. Notes 3.00% due 04/06/2031*		200,000	198,546
Suzano Austria GmbH Company Guar. Notes 3.75% due 01/15/2031		700,000	723,625

			922,171

Petrochemicals — 0.1%
Equate Petrochemical BV Company Guar. Notes 4.25% due 11/03/2026		200,000	217,330

Pipelines — 0.2%
AI Candelaria Spain SLU Senior Sec. Notes 7.50% due 12/15/2028		400,000	451,000
Galaxy Pipeline Assets Bidco, Ltd. Senior Sec. Notes 2.63% due 03/31/2036		300,000	286,860

			737,860

38

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)		Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Real Estate Investment Trusts — 0.2%
Digital Dutch Finco BV Company Guar. Notes 0.63% due 07/15/2025	EUR	125,000	$149,475
Scentre Group Trust 1/Scentre Group Trust 2 Company Guar. Notes 1.45% due 03/28/2029	EUR	135,000	166,895
Unibail-Rodamco-Westfield SE Company Guar. Notes 1.13% due 09/15/2025	EUR	200,000	241,952

			558,322

Real Estate Operations & Development — 0.2%
Aroundtown SA Senior Notes 0.63% due 07/09/2025	EUR	100,000	118,940
Aroundtown SA Senior Notes 1.45% due 07/09/2028	EUR	200,000	244,414
Aroundtown SA Senior Notes 3.25% due 07/18/2027	GBP	100,000	147,755
Logicor Financing Sarl Company Guar. Notes 0.75% due 07/15/2024	EUR	165,000	196,791
Samhallsbyggnadsbolaget i Norden AB Senior Notes 1.75% due 01/14/2025	EUR	120,000	147,200

			855,100

Retail-Petroleum Products — 0.2%
eG Global Finance PLC Senior Sec. Notes 6.75% due 02/07/2025*		633,000	647,242

Satellite Telecom — 0.5%
Connect Finco SARL/Connect US Finco LLC Senior Sec. Notes 6.75% due 10/01/2026*		939,000	999,791
Telesat Canada/Telesat LLC Senior Sec. Notes 4.88% due 06/01/2027*		214,000	214,000
Telesat Canada/Telesat LLC Company Guar. Notes 6.50% due 10/15/2027*		767,000	768,319

			1,982,110

Security Services — 0.2%
Garda World Security Corp. Senior Sec. Notes 4.63% due 02/15/2027*		655,000	655,000

Semiconductor Components-Integrated Circuits — 0.1%
TSMC Global, Ltd. Company Guar. Notes 0.75% due 09/28/2025*		200,000	195,178

Steel-Producers — 0.1%
Shandong Iron & Steel Xinheng International Co., Ltd. Company Guar. Notes 6.85% due 09/25/2022		200,000	202,097

SupraNational Banks — 0.2%
European Bank for Reconstruction & Development Senior Notes 1.50% due 02/13/2025		$165,000	$169,975
International Bank for Reconstruction & Development Senior Notes 0.75% due 11/24/2027		164,000	156,893
International Bank for Reconstruction & Development Senior Notes 3.13% due 11/20/2025		88,000	96,667
International Finance Corp. Senior Notes 0.50% due 03/20/2023		186,000	186,604

			610,139

Telecom Services — 0.2%
Altice France Holding SA Company Guar. Notes 6.00% due 02/15/2028*		630,000	620,733
NTT Finance Corp. Company Guar. Notes 0.34% due 03/03/2030*	EUR	125,000	146,262

			766,995

Telephone-Integrated — 0.1%
Telefonica Emisiones SAU Company Guar. Notes 5.21% due 03/08/2047		230,000	268,953

Transport-Rail — 0.0%
Canadian Pacific Railway Co. Company Guar. Notes 6.13% due 09/15/2115		61,000	88,349

Transport-Services — 0.2%
Rumo Luxembourg SARL Company Guar. Notes 5.25% due 01/10/2028*		290,000	304,854
Yunda Holding Investment, Ltd. Company Guar. Notes 2.25% due 08/19/2025		440,000	435,032

			739,886

Vitamins & Nutrition Products — 0.1%
Herbalife Nutrition, Ltd./HLF Financing, Inc. Company Guar. Notes 7.88% due 09/01/2025*		190,000	206,625

Warehousing & Harbor Transportation Services — 0.1%
DP World PLC Senior Notes 4.70% due 09/30/2049		400,000	416,732

Total Foreign Corporate Bonds & Notes
(cost $60,864,545)			61,755,376

FOREIGN GOVERNMENT OBLIGATIONS — 18.2%
Banks-Special Purpose — 0.1%
Industrial Bank of Korea Senior Notes 1.04% due 06/22/2025*		312,000	308,877

39

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)		Value (Note 2)

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Banks-Special Purpose (continued)
Korea Development Bank Senior Notes 0.50% due 10/27/2023		$200,000	$199,984

			508,861

Regional Agencies — 0.1%
Kommunekredit Senior Notes 0.01% due 08/27/2030	EUR	260,000	303,088

Regional Authority — 0.1%
Province of Quebec, Canada Senior Notes 0.01% due 10/15/2029	EUR	385,000	447,670

Sovereign — 17.8%
Arab Republic of Egypt Senior Notes 5.75% due 05/29/2024*		550,000	576,609
Arab Republic of Egypt Senior Notes 7.05% due 01/15/2032*		370,000	364,704
Arab Republic of Egypt Senior Notes 7.60% due 03/01/2029		1,000,000	1,063,620
Arab Republic of Egypt Senior Notes 8.50% due 01/31/2047		1,000,000	993,800
Dominican Republic Senior Notes 4.88% due 09/23/2032		1,250,000	1,275,000
Dominican Republic Senior Notes 5.88% due 01/30/2060*		400,000	382,600
Emirate of Abu Dhabi Senior Notes 2.50% due 04/16/2025*		460,000	484,950
Emirate of Abu Dhabi Senior Notes 2.50% due 04/16/2025		700,000	737,968
Emirate of Abu Dhabi Senior Notes 3.13% due 10/11/2027		1,070,000	1,161,014
Emirate of Abu Dhabi Senior Notes 3.13% due 09/30/2049		880,000	838,094
Emirate of Abu Dhabi Senior Bonds 3.88% due 04/16/2050*		200,000	217,120
Federal Republic of Ethiopia Senior Notes 6.63% due 12/11/2024		1,070,000	983,416
Federal Republic of Nigeria Senior Notes 7.14% due 02/23/2030		950,000	967,983
Federal Republic of Nigeria Senior Notes 9.25% due 01/21/2049		500,000	548,750

Sovereign (continued)
Federative Republic Of Brazil Senior Notes 2.88% due 06/06/2025		$750,000	$757,177
Federative Republic of Brazil Senior Notes 3.88% due 06/12/2030		600,000	581,550
Federative Republic of Brazil Senior Notes 4.75% due 01/14/2050		580,000	524,639
Federative Republic of Brazil Senior Notes 5.63% due 01/07/2041		500,000	518,255
Government of Romania Senior Notes 3.00% due 02/14/2031		460,000	459,519
Government of Romania Senior Notes 4.00% due 02/14/2051*		500,000	482,950
Government of Ukraine Senior Notes 7.25% due 03/15/2033*		200,000	198,960
Government of Ukraine Senior Notes 7.25% due 03/15/2033		1,020,000	1,014,696
Government of Ukraine Senior Notes 7.75% due 09/01/2022		400,000	421,305
Government of Ukraine Senior Notes 7.75% due 09/01/2024		250,000	269,993
Government of Ukraine Senior Notes 9.75% due 11/01/2028		800,000	931,406
Islamic Republic of Pakistan Senior Notes 6.88% due 12/05/2027		655,000	682,837
Islamic Republic of Pakistan Senior Notes 8.25% due 04/15/2024		810,000	886,950
Kingdom of Bahrain Senior Notes 4.25% due 01/25/2028*		590,000	585,521
Kingdom of Bahrain Senior Notes 5.25% due 01/25/2033*		540,000	512,968
Kingdom of Bahrain Senior Notes 6.00% due 09/19/2044		200,000	186,500
Kingdom of Bahrain Senior Notes 7.38% due 05/14/2030*		340,000	377,434
Kingdom of Bahrain Senior Notes 7.38% due 05/14/2030		1,070,000	1,187,807
Kingdom of Saudi Arabia Senior Notes 3.25% due 10/22/2030*		1,085,000	1,141,897

40

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)		Value (Note 2)

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Sovereign (continued)
Kingdom of Saudi Arabia Senior Notes 3.25% due 10/22/2030		$1,350,000	$1,420,794
Kingdom of Saudi Arabia Senior Notes 3.63% due 03/04/2028		1,040,000	1,129,700
Kingdom of Saudi Arabia Senior Notes 4.50% due 04/22/2060*		300,000	334,890
Kingdom of Saudi Arabia Senior Notes 4.63% due 10/04/2047		800,000	895,938
Kingdom of Saudi Arabia Senior Notes 5.00% due 04/17/2049		280,000	331,027
Oriental Republic of Uruguay Senior Notes 4.38% due 01/23/2031		187,500	217,035
People’s Republic of China Senior Bonds 2.25% due 10/21/2050*		670,000	582,726
Republic of the Philippines Senior Notes 7.75% due 01/14/2031		530,000	769,978
Republic of Angola Senior Notes 8.25% due 05/09/2028		700,000	670,530
Republic of Angola Senior Notes 9.50% due 11/12/2025		550,000	574,750
Republic of Cameroon Senior Notes 9.50% due 11/19/2025		550,000	596,403
Republic of Chile Senior Notes 2.45% due 01/31/2031		600,000	601,512
Republic of Colombia Senior Notes 3.13% due 04/15/2031		1,295,000	1,266,627
Republic of Colombia Senior Notes 4.50% due 03/15/2029		500,000	545,250
Republic of Colombia Senior Notes 5.00% due 06/15/2045		230,000	244,525
Republic of Colombia Senior Notes 7.38% due 09/18/2037		400,000	528,000
Republic of Colombia Senior Notes 10.38% due 01/28/2033		320,000	483,011
Republic of El Salvador Senior Notes 5.88% due 01/30/2025		570,000	569,145
Republic of El Salvador Senior Notes 6.38% due 01/18/2027		560,000	553,840

Sovereign (continued)
Republic of El Salvador Senior Notes 8.63% due 02/28/2029		$85,000	$90,440
Republic of Ghana Senior Notes 8.63% due 06/16/2049		560,000	517,597
Republic of Ghana Senior Notes 8.75% due 03/11/2061*		253,000	234,364
Republic of Ghana Bank Guar. Notes 10.75% due 10/14/2030		500,000	622,250
Republic of Guatemala Senior Notes 4.90% due 06/01/2030		700,000	766,507
Republic of Indonesia Senior Notes 1.85% due 03/12/2031		1,250,000	1,199,224
Republic of Indonesia Senior Notes 3.85% due 10/15/2030		500,000	549,000
Republic of Indonesia Senior Bonds 4.13% due 01/15/2025		1,100,000	1,204,779
Republic of Ireland Bonds 1.50% due 05/15/2050	EUR	120,000	167,981
Republic of Ivory Coast Senior Notes 6.13% due 06/15/2033		1,570,000	1,603,629
Republic of Ivory Coast Senior Notes 6.38% due 03/03/2028		350,000	379,330
Republic of Kazakhstan Senior Notes 5.13% due 07/21/2025		480,000	556,800
Republic of Kazakhstan Senior Notes 6.50% due 07/21/2045		350,000	495,958
Republic of Kenya Senior Notes 6.88% due 06/24/2024		570,000	626,145
Republic of Kenya Senior Notes 8.00% due 05/22/2032		200,000	212,150
Republic of Panama Senior Notes 4.50% due 04/01/2056		200,000	218,198
Republic of Panama Senior Notes 6.70% due 01/26/2036		200,000	269,002
Republic of Paraguay Senior Notes 4.95% due 04/28/2031*		450,000	508,505
Republic of Paraquay Senior Notes 4.95% due 04/28/2031		700,000	791,007

41

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)	Value (Note 2)

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Sovereign (continued)
Republic of South Africa Senior Notes 4.30% due 10/12/2028	$580,000	$570,604
Republic of Sri Lanka Senior Notes 5.75% due 04/18/2023	820,000	555,443
Republic of Sri Lanka Senior Notes 6.75% due 04/18/2028	400,000	242,800
Republic of Sri Lanka Senior Notes 6.85% due 11/03/2025	300,000	187,035
Republic of Sri Lanka Senior Notes 7.55% due 03/28/2030*	1,050,000	638,820
Republic of Sri Lanka Senior Notes 7.55% due 03/28/2030	800,000	486,720
Republic of the Philippines Senior Notes 2.95% due 05/05/2045	405,000	378,443
Republic of the Philippines Senior Notes 3.75% due 01/14/2029	200,000	221,685
Republic of Turkey Senior Notes 4.25% due 03/13/2025	600,000	557,160
Republic of Turkey Senior Notes 5.13% due 02/17/2028	1,800,000	1,624,104
Republic of Turkey Senior Notes 5.60% due 11/14/2024	360,000	352,145
Republic of Turkey Senior Notes 5.75% due 05/11/2047	450,000	364,568
Republic of Turkey Senior Notes 7.63% due 04/26/2029	460,000	472,512
Russian Federation Senior Notes 4.38% due 03/21/2029	2,000,000	2,185,000
State of Qatar Senior Notes 3.40% due 04/16/2025*	330,000	358,463
State of Qatar Senior Notes 3.75% due 04/16/2030*	320,000	357,600
State of Qatar Senior Notes 3.75% due 04/16/2030	660,000	737,550
State of Qatar Senior Notes 4.40% due 04/16/2050*	335,000	388,600

Sovereign (continued)
State of Qatar Senior Notes 4.40% due 04/16/2050	$1,120,000	$1,299,200
State of Qatar Senior Notes 4.82% due 03/14/2049	1,140,000	1,395,178
State of Qatar Senior Notes 5.10% due 04/23/2048	400,000	505,520
Sultanate of Oman Senior Notes 5.38% due 03/08/2027	600,000	620,280
Sultanate of Oman Senior Notes 6.75% due 10/28/2027*	1,175,000	1,296,025
Sultanate of Oman Senior Notes 6.75% due 10/28/2027	550,000	606,650
Sultanate of Oman Senior Notes 7.38% due 10/28/2032*	900,000	997,875
United Mexican States Senior Notes 2.66% due 05/24/2031	600,000	565,404
United Mexican States Senior Notes 4.50% due 01/31/2050	320,000	322,806
United Mexican States Senior Bonds 4.75% due 03/08/2044	160,000	168,026
United Mexican States Senior Notes 5.00% due 04/27/2051	1,150,000	1,241,057

		65,343,812

Sovereign Agency — 0.1%
Kommunalbanken AS Senior Notes 0.05% due 10/24/2029	EUR 315,000	369,627

Total Foreign Government Obligations
(cost $68,491,160)		66,973,058

U.S. GOVERNMENT AGENCIES — 15.2%
Federal Home Loan Bank — 0.3%
3.25% due 11/16/2028	1,000,000	1,124,871

Federal Home Loan Mtg. Corp. — 4.0%
2.00% due 03/01/2051	2,493,971	2,488,339
2.50% due 01/01/2028	108,578	113,759
2.50% due 04/01/2028	35,013	36,685
2.50% due 03/01/2031	60,824	63,312
2.50% due 11/01/2032	484,246	509,741
3.00% due 07/01/2045	1,028,251	1,083,541
3.00% due 10/01/2045	339,211	357,094
3.50% due 03/01/2042	173,082	188,169
3.50% due 04/01/2042	176,314	191,167
3.50% due 09/01/2043	147,435	159,971
3.50% due 07/01/2045	1,610,842	1,734,105

42

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)
Federal Home Loan Mtg. Corp. (continued)
3.50% due 03/01/2046	$489,139	$524,612
3.50% due 11/01/2047	675,240	716,993
3.50% due 01/01/2048	631,085	674,396
3.50% due 03/01/2048	2,185,405	2,349,058
3.50% due 04/01/2050	642,736	678,271
4.00% due 01/01/2046	174,183	192,184
4.00% due 07/01/2049	273,832	297,377
4.00% due 01/01/2050	297,581	318,895
4.50% due 03/01/2039	769,778	868,312
4.50% due 12/01/2039	4,617	5,154
4.50% due 07/01/2045	808,656	879,737
5.00% due 02/01/2034	11,388	13,174
5.00% due 05/01/2034	11,419	12,841
5.00% due 11/01/2043	126,031	146,610
5.50% due 05/01/2037	28,192	33,123
6.00% due 03/01/2040	22,868	27,331
6.50% due 02/01/2035	4,796	5,454
Federal Home Loan Mtg. Corp. FRS 1.74% (6 ML+1.49%) due 02/01/2037	3,674	3,817
3.03% (12 ML+1.88%) due 11/01/2037	44,098	46,942
Federal Home Loan Mtg. Corp. REMIC Series 4740, Class BA 3.00% due 09/15/2045(3)	112,556	116,225
Federal Home Loan Mtg. Corp. REMIC FRS Series 3572, Class JS 6.69% (6.80%-1 ML) due 09/15/2039(3)(7)(8)	168,221	25,679

		14,862,068

Federal National Mtg. Assoc. — 6.6%
2.00% due 07/01/2035	660,062	677,785
2.00% due 11/01/2035	582,143	600,291
2.00% due 12/01/2050	983,757	983,553
2.50% due 12/01/2026	221,260	231,073
2.50% due 08/01/2031	1,043,870	1,086,044
2.50% due 02/01/2032	453,802	475,859
2.50% due 05/01/2050	360,787	371,539
2.50% due 06/01/2050	781,991	802,735
2.50% due 07/01/2050	709,835	732,426
2.50% due 10/01/2050	476,434	489,368
3.00% due 10/01/2027	101,493	107,179
3.00% due 03/01/2030	691,556	735,755
3.00% due 10/01/2030	92,978	98,249
3.00% due 02/01/2033	859,800	908,328
3.00% due 07/01/2034	435,960	459,741
3.00% due 11/01/2039	361,989	377,259
3.00% due 12/01/2042	67,899	72,195
3.00% due 04/01/2047	1,163,506	1,224,914
3.00% due 09/01/2048	1,067,947	1,121,016
3.00% due 11/01/2048	839,992	880,547
3.00% due 06/01/2049	592,969	625,930
3.00% due 03/01/2050	750,507	787,193
3.50% due 08/01/2026	35,694	38,085
3.50% due 08/01/2027	25,214	26,876
3.50% due 10/01/2028	15,903	17,249
3.50% due 02/01/2043	80,874	88,389

Federal National Mtg. Assoc. (continued)
3.50% due 10/01/2045	$154,330	$166,106
3.50% due 11/01/2045	75,703	80,943
3.50% due 03/01/2046	1,050,883	1,123,592
3.50% due 07/01/2046	79,497	85,537
3.50% due 04/01/2048	837,786	897,942
4.00% due 11/01/2025	48,486	51,633
4.00% due 03/01/2039	557,834	601,818
4.00% due 02/01/2045	876,289	970,208
4.00% due 05/01/2047	216,305	233,969
4.00% due 07/01/2047	931,875	1,006,964
4.00% due 06/01/2048	421,479	457,599
4.00% due 09/01/2048	407,010	437,143
4.00% due 01/01/2049	624,425	670,107
4.00% due 03/01/2050	548,496	588,152
4.50% due 11/01/2022	991	1,039
4.50% due 06/01/2023	3,056	3,208
4.50% due 08/01/2045	1,047,478	1,178,610
4.50% due 10/01/2048	31,130	33,878
4.50% due 11/01/2048	629,492	686,935
5.00% due 01/01/2023	1,266	1,328
5.00% due 03/01/2034	10,531	12,224
5.00% due 05/01/2035	5,966	6,938
5.00% due 05/01/2040	47,051	54,715
5.50% due 06/01/2038	14,291	16,802
6.00% due 02/01/2032	3,815	4,288
6.00% due 05/01/2034	1,005	1,201
6.00% due 10/01/2034	14,878	16,735
7.50% due 01/01/2030	722	731
8.00% due 11/01/2028	1,352	1,479
Federal National Mtg. Assoc. FRS 1.79% (6 ML+1.54%) due 09/01/2035	33,696	35,024
2.29% (12 ML+1.77%) due 05/01/2040	34,117	35,927
2.33% (12 ML+1.83%) due 10/01/2040	13,590	14,351
2.33% (12 ML+1.82%) due 10/01/2040	9,698	10,233
2.36% (12 ML+1.57%) due 05/01/2037	7,381	7,764
2.59% (1 Yr USTYCR+2.22%) due 10/01/2035	25,956	27,261
2.74% (12 ML+1.67%) due 07/01/2039	30,675	32,008
2.87% (12 ML+1.91%) due 08/01/2035	26,759	28,324
3.00% (1 Yr USTYCR+2.27%) due 11/01/2036	16,223	17,262
Federal National Mtg. Assoc. REMIC
Series 2018-27, Class EA 3.00% due 05/25/2048(3)	256,837	273,881
Series 2018-35, Class CD 3.00% due 05/25/2048(3)	238,524	252,304

		24,145,741

Government National Mtg. Assoc. — 1.9%
2.00% due 11/20/2050	986,903	996,799
2.50% due 05/20/2050	462,632	477,244

43

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)
Government National Mtg. Assoc. (continued)
2.50% due 12/20/2050	$1,980,704	$2,044,032
3.00% due 05/20/2046	1,027,989	1,088,581
3.00% due 05/20/2050	1,149,546	1,197,921
4.50% due 10/20/2045	768,496	860,067
4.50% due 04/20/2047	386,140	425,255

		7,089,899

Uniform Mtg. Backed Securities — 2.4%
1.50% due April 15 TBA	500,000	502,109
1.50% due April 30 TBA	600,000	579,668
2.00% due April 30 TBA	2,750,000	2,741,890
2.50% due April 30 TBA	2,700,000	2,768,713
3.00% due April 30 TBA	2,000,000	2,083,164

		8,675,544

Total U.S. Government Agencies
(cost $54,947,310)		55,898,123

U.S. GOVERNMENT TREASURIES — 1.1%
United States Treasury Notes — 1.1%
0.13% due 11/30/2022	1,038,000	1,037,716
0.13% due 12/15/2023	200,000	199,086
1.50% due 02/15/2030	1,090,000	1,075,864
1.63% due 08/15/2029	1,000,000	1,002,851
2.00% due 05/31/2021	277,000	277,881
2.50% due 01/31/2024	250,000	265,342

Total U.S. Government Treasuries
(cost $3,917,901)		3,858,740

LOANS(9)(10)(11) — 4.4%
Aerospace/Defense-Equipment — 0.1%
Spirit Aerosystems, Inc. FRS BTL-B 6.00% (1 ML+5.25%) due 01/15/2025	111,113	111,390
WP CPP Holdings LLC FRS BTL-B1 4.75% (3 ML+3.75%) due 04/30/2025	122,499	119,069

		230,459

Airlines — 0.1%
American Airlines, Inc. FRS BTL-B 1.86% (1 ML+1.75%) due 06/27/2025	125,000	110,045
WestJet Airlines, Ltd. FRS BTL-B 4.00% (6 ML+3.00%) due 12/11/2026	178,629	173,010

		283,055

Apparel Manufacturers — 0.0%
Samsonite IP Holdings Sarl FRS BTL-B2 5.50% (1 ML+4.50%) due 04/25/2025	123,070	123,839

Applications Software — 0.1%
Project Boost Purchaser LLC FRS BTL-B 3.61% (1 ML+3.50%) due 06/01/2026	$165,177	$163,071
Realpage, Inc. FRS BTL coupon TBD due 02/17/2028	55,137	54,838
VS Buyer LLC FRS BTL 3.11% (1 ML+3.00%) due 02/28/2027	86,628	86,249

		304,158

Athletic Equipment — 0.0%
Varsity Brands Holding Co., Inc. FRS 1st Lien 4.50% (1 ML+3.50%) due 12/15/2024†	143,409	138,539

Auction Houses/Art Dealers — 0.0%
Sotheby’s FRS BTL-B 5.50% (3 ML+4.75%) due 01/15/2027	89,507	90,010

Auto Repair Centers — 0.1%
Mavis Tire Express Services Corp. FRS 1st Lien 3.36% (1 ML+3.25%) due 03/20/2025	138,924	138,403
Wand NewCo. 3, Inc. FRS BTL 3.11% (1 ML+3.00%) due 02/05/2026	101,239	99,868

		238,271

Auto/Truck Parts & Equipment-Original — 0.1%
TI Group Automotive Systems LLC FRS BTL 4.50% (1 ML+3.75%) due 12/16/2024	145,640	145,033

Broadcast Services/Program — 0.0%
NEP Group, Inc. FRS BTL 3.36% (1 ML+3.25%) due 10/20/2025	136,850	132,545

Building & Construction-Misc. — 0.0%
Verra Mobility Corp. FRS BTL 3.36% (1 ML+3.25%) due 02/28/2025	96,990	96,525

Building Products-Air & Heating — 0.0%
API Heat Transfer ThermaSys Corp. FRS 1st Lien 12.25% (3 ML+12.00%) due 12/29/2023(4)(5)(15)	179,888	76,452

44

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)	Value (Note 2)

LOANS(9)(10)(11) (continued)
Building Products-Doors & Windows — 0.0%
CHI Doors Holdings Corp. FRS BTL 4.50% (1 ML+3.50%) due 07/31/2025	$135,706	$135,451

Building-Heavy Construction — 0.0%
USIC Holdings, Inc. FRS BTL 4.00% (1 ML+3.00%) due 12/08/2023	105,143	104,617

Cable/Satellite TV — 0.1%
CSC Holdings LLC FRS BTL-B 2.36% (1 ML+2.25%) due 07/17/2025	37,045	36,461
CSC Holdings LLC FRS BTL-B5 2.61% (1 ML+2.50%) due 04/15/2027	150,549	148,614
UPC Broadband Holdings BV FRS BTL-B1 3.61% (1 ML+3.50%) due 01/31/2029	50,884	50,703
UPC Broadband Holdings BV FRS BTL-B2 3.61% (1 ML+3.50%) due 01/31/2029	50,884	50,703
Virgin Media Bristol LLC FRS BTL-Q coupon TBD due 01/31/2029	66,000	65,823

		352,304

Casino Hotels — 0.2%
Caesars Resort Collection LLC FRS BTL-B 2.86% (1 ML+2.75%) due 12/23/2024	202,964	199,564
CityCenter Holdings LLC FRS BTL-B 3.00% (1 ML+2.25%) due 04/18/2024	137,779	135,923
Golden Nugget, Inc. FRS BTL-B 3.25% (2 ML+2.50%) due 10/04/2023	125,931	123,885
Station Casinos LLC FRS BTL-B 2.50% (1 ML+2.25%) due 02/08/2027	87,691	86,195

		545,567

Casino Services — 0.0%
Stars Group Holdings FRS BTL 3.69% (3 ML+3.50%) due 07/10/2025	71,364	71,453

Cellular Telecom — 0.1%
Altice France SA FRS BTL-B12 3.79% (1 ML+3.69%) due 01/31/2026	$37,420	$37,018
Altice France SA FRS BTL-B13 4.20% (3 ML+4.00%) due 08/14/2026	171,063	170,079
CCI Buyer, Inc. FRS BTL 4.75% (3 ML+4.00%) due 12/17/2027	142,381	142,499

		349,596

Chemicals-Diversified — 0.0%
Hexion, Inc. FRS BTL 3.74% (3 ML+3.50%) due 07/01/2026	138,532	138,445

Chemicals-Specialty — 0.1%
Diamond BC BV FRS BTL 3.11% (1 ML+3.00%) due 09/06/2024	137,477	136,660
PQ Corp. FRS BTL-B 4.00% (3 ML+3.00%) due 02/07/2027	51,618	51,580
Starfruit US HoldCo. LLC FRS BTL-B 2.86% (1 ML+2.75%) due 10/01/2025	183,482	180,500

		368,740

Commercial Services-Finance — 0.1%
MoneyGram International, Inc. FRS BTL 7.00% (3 ML+6.00%) due 06/30/2023	108,947	108,648
MPH Acquisition Holdings LLC FRS BTL-B 3.75% (3 ML+2.75%) due 06/07/2023	95,910	95,343
Travelport Finance Luxembourg SARL FRS BTL 9.00% (3 ML+8.00%) due 02/28/2025(22)	97,324	99,125
Travelport Finance Luxembourg SARL FRS BTL 5.25% (3 ML+5.00%) due 05/29/2026	117,298	95,121

		398,237

Computer Data Security — 0.0%
McAfee LLC FRS BTL-B1 3.86% (1 ML+3.75%) due 09/30/2024	118,868	118,852

45

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)	Value (Note 2)

LOANS(9)(10)(11) (continued)
Computer Graphics — 0.1%
Corel, Inc. FRS BTL 5.19% (3 ML+5.00%) due 07/02/2026	$143,058	$141,628

Computer Services — 0.0%
Tempo Acquisition LLC FRS BTL-B 3.75% (1 ML+3.25%) due 11/02/2026	118,735	118,617

Computer Software — 0.1%
Camelot Finance SA FRS BTL-B 3.11% (1 ML+3.00%) due 10/30/2026	100,872	100,074
Cornerstone OnDemand, Inc. FRS BTL-B 4.36% (1 ML+4.25%) due 04/22/2027	99,607	99,607
Rackspace Hosting, Inc. FRS BTL 3.50% (3 ML+2.75%) due 02/15/2028	143,182	141,893

		341,574

Computers-Integrated Systems — 0.0%
Everi Payments, Inc. FRS BTL 11.50% (1 ML+10.50%) due 05/09/2024	60,653	63,382

Containers-Metal/Glass — 0.1%
Mauser Packaging Solutions Holding, Co. FRS BTL 3.44% (3 ML+3.25%) due 04/03/2024	187,138	182,760

Containers-Paper/Plastic — 0.2%
Charter NEX US, Inc. FRS BTL 5.00% (1 ML+4.25%) due 12/01/2027	93,896	93,984
Graham Packaging Co., Inc. FRS BTL 3.75% (1 ML+3.00%) due 08/04/2027	119,224	118,429
Patriot Container Corp. FRS 1st Lien 4.50% (1 ML+3.50%) due 03/20/2025	107,692	106,346
Reynolds Group Holdings, Inc. FRS BTL 3.36% (1 ML+3.25%) due 02/05/2026	103,754	102,522
Trident TPI Holdings, Inc. FRS BTL-B1 4.00% (3 ML+3.00%) due 10/17/2024	86,324	85,380

		506,661

Cruise Lines — 0.0%
Hornblower Sub LLC FRS BTL-B 0.25% due 04/27/2025	$114,947	$105,176

Data Processing/Management — 0.0%
CCC Information Services, Inc. FRS 1st Lien 4.00% (1 ML+3.00%) due 04/29/2024	135,825	135,598

Direct Marketing — 0.1%
Terrier Media Buyer, Inc. FRS BTL 3.61% (1 ML+3.50%) due 12/17/2026	214,371	212,260

Distribution/Wholesale — 0.1%
Fastlane Parent Co., Inc. FRS 1st Lien 4.61% (1 ML+4.50%) due 02/04/2026	105,123	104,794
Univar USA, Inc. FRS BTL-B3 2.36% (1 ML+2.25%) due 07/01/2024	122,290	121,710

		226,504

E-Commerce/Products — 0.0%
CNT Holdings I Corp. FRS BTL 4.50% (6 ML+3.75%) due 11/08/2027	86,098	85,807
CNT Holdings I Corp. FRS BTL 7.50% (3 ML+6.75%) due 10/16/2028	25,955	26,215

		112,022

E-Commerce/Services — 0.1%
RentPath LLC FRS 2nd Lien 1.61% (3 ML+0.00%) due 12/17/2022†(4)(5)(12)(21)	1,062,906	159,436

Electronic Components-Misc. — 0.0%
AI Ladder Luxembourg Subco SARL FRS BTL 4.61% (1 ML+4.50%) due 07/09/2025	131,546	131,546

Electronic Components-Semiconductors — 0.0%
Bright Bidco BV FRS BTL-B 4.50% (3 ML+3.50%) due 06/30/2024	176,985	134,635

Electronic Parts Distribution — 0.1%
Tech Data Corp. FRS BTL 3.61% (1 ML+3.50%) due 06/30/2025	105,961	106,193

46

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)	Value (Note 2)

LOANS(9)(10)(11) (continued)
Electronic Parts Distribution (continued)
Tech Data Corp. FRS BTL 5.61% (1 ML+5.50%) due 06/30/2025	$121,570	$121,671

		227,864

Enterprise Software/Service — 0.3%
Applied Systems, Inc. FRS 1st Lien 3.50% (3 ML+3.00%) due 09/19/2024	132,303	131,766
Banff Merger Sub, Inc. FRS BTL 3.86% (1 ML+3.75%) due 10/02/2025	113,839	113,256
Dcert Buyer, Inc. FRS BTL-B 4.11% (1 ML+4.00%) due 10/16/2026	152,348	151,967
Epicor Software Corp. FRS BTL 4.00% (1 ML+3.25%) due 07/30/2027	104,475	104,116
Epicor Software Corp. FRS BTL 8.75% (1 ML+7.75%) due 07/31/2028	13,411	13,836
Finastra USA, Inc. FRS BTL-B 4.50% (3 ML+3.50%) due 06/13/2024	141,524	138,502
Greeneden US Holdings II LLC FRS BTL-B 4.75% (1 ML+4.00%) due 12/01/2027	127,826	127,730
Sophia L.P. FRS 1st Lien 4.50% (3 ML+3.75%) due 10/07/2027	161,166	160,879
Ultimate Software Group, Inc. FRS 1st Lien 3.86% (1 ML+3.75%) due 05/04/2026	101,959	101,747
Ultimate Software Group, Inc. FRS BTL 4.00% (4 ML+3.25%) due 05/04/2026	20,759	20,733
Ultimate Software Group, Inc. FRS 2nd Lien 7.50% (3 ML+6.75%) due 05/03/2027	35,449	36,290

		1,100,822

Finance-Credit Card — 0.0%
Pi US Mergerco, Inc. FRS BTL 4.50% (1 ML+3.50%) due 01/03/2025	97,582	97,414

Finance-Investment Banker/Broker — 0.0%
Deerfield Dakota Holding LLC FRS BTL 4.75% (1 ML+3.75%) due 04/09/2027	$68,550	$68,550
Motion Finco SARL FRS BTL-B2 3.45% (3 ML+3.25%) due 11/12/2026	8,006	7,724
Motion Finco SARL FRS BTL-B1 3.45% (3 ML+3.25%) due 11/12/2026	60,914	58,769

		135,043

Food-Misc./Diversified — 0.1%
Dole Food Co., Inc. FRS BTL-B 3.75% (1 ML+2.75%) due 04/06/2024	80,067	79,967
Dole Food Co., Inc. FRS BTL-B 5.00% (USFRBPLR+1.75%) due 04/06/2024	270	270
Froneri US, Inc. FRS BTL 2.36% (1 ML+2.25%) due 01/29/2027	120,680	118,889

		199,126

Gambling (Non-Hotel) — 0.0%
Scientific Games International, Inc. FRS BTL-B5 2.86% (1 ML+2.75%) due 08/14/2024	140,461	137,564

Human Resources — 0.1%
Creative Artists Agency LLC FRS BTL-B 3.86% (1 ML+3.75%) due 11/26/2026	104,888	103,708
Team Health Holdings, Inc. FRS 1st Lien 3.75% (1 ML+2.75%) due 02/06/2024	152,292	141,306

		245,014

Insurance Brokers — 0.1%
Alliant Holdings Intermediate LLC FRS BTL-B1 3.36% (1 ML+3.25%) due 05/09/2025	136,834	134,934
HUB International, Ltd. FRS BTL-B 2.97% (3 ML+2.75%) due 04/25/2025	137,760	135,706

		270,640

Insurance-Property/Casualty — 0.1%
Asurion LLC FRS BTL-B6 3.11% (1 ML+3.00%) due 11/03/2023	93,565	93,258

47

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)	Value (Note 2)

LOANS(9)(10)(11) (continued)
Insurance-Property/Casualty (continued)
Asurion LLC FRS BTL-B1 3.36% (1 ML+3.25%) due 12/23/2026	$46,635	$46,305
Sedgwick Claims Management Services, Inc. FRS BTL 3.36% (1 ML+3.25%) due 12/31/2025	182,173	179,412

		318,975

Internet Financial Services — 0.1%
Acuris Finance US, Inc. FRS BTL-B 4.50% (3 ML+4.00%) due 02/16/2028	41,404	41,327
ION Trading Finance, Ltd. FRS BTL 5.00% (1 ML+4.00%) due 11/21/2024	140,878	140,724

		182,051

Internet Gambling — 0.0%
Golden Nugget, Inc. FRS BTL 13.00% (3 ML+12.00%) due 10/04/2023	14,602	16,573

Internet Telephone — 0.0%
Cablevision Lightpath LLC FRS BTL-B 3.75% (1 ML+3.25%) due 11/30/2027	69,855	69,681

Investment Companies — 0.0%
Nexus Buyer LLC FRS BTL-B 3.86% (3 ML+3.75%) due 11/09/2026	42,761	42,526

Investment Management/Advisor Services — 0.1%
Advisor Group Holdings, Inc. FRS BTL 4.61% (1 ML+4.50%) due 07/31/2026	144,175	143,943

Machinery-Electrical — 0.1%
Alliance Laundry Systems LLC FRS BTL-B 4.25% (3 ML+3.50%) due 10/08/2027	86,043	85,774
Brookfield WEC Holdings, Inc. FRS BTL 3.25% (1 ML+2.75%) due 08/01/2025	100,688	99,735

		185,509

Machinery-General Industrial — 0.0%
Vertical US Newco, Inc. FRS BTL-B 4.48% (6 ML+4.25%) due 07/30/2027	138,656	138,830

Machinery-Pumps — 0.0%
STS Operating, Inc. FRS BTL 5.25% (1 ML+4.25%) due 12/11/2024	$135,663	$131,791

Medical Information Systems — 0.1%
Athenahealth, Inc. FRS BTL 4.45% (3 ML+4.25%) due 02/11/2026	135,895	136,008
Navicure, Inc. FRS BTL-B 4.75% (1 ML+4.00%) due 10/22/2026	112,276	112,065

		248,073

Medical Labs & Testing Services — 0.1%
Envision Healthcare Corp. FRS 1st Lien 3.86% (1 ML+3.75%) due 10/10/2025	259,679	223,144

Medical-Drugs — 0.1%
Akorn Operating Co. LLC FRS BTL 8.50% (3 ML+7.50%) due 10/01/2025	49,517	50,508
Alphabet Holding Co., Inc. FRS 1st Lien 3.61% (1 ML+3.50%) due 09/26/2024	143,766	142,662
Bausch Health Americas, Inc. FRS BTL 2.86% (1 ML+2.75%) due 11/27/2025	77,811	77,340

		270,510

Medical-Hospitals — 0.1%
Cano Health LLC FRS Delayed Draw 4.75% due 11/19/2027(20)	25,481	25,449
Cano Health LLC FRS BTL 5.50% (3 ML+4.75%) due 11/19/2027	69,717	69,630
RegionalCare Hospital Partners Holdings, Inc. FRS BTL-B 3.86% (1 ML+3.75%) due 11/16/2025	95,393	95,105

		190,184

Miscellaneous Manufacturing — 0.0%
Excelitas Technologies Corp. FRS 2nd Lien 8.50% (3 ML+7.50%) due 12/01/2025	105,000	105,000

48

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)	Value (Note 2)

LOANS(9)(10)(11) (continued)
Non-Hazardous Waste Disposal — 0.0%
GFL Environmental, Inc. FRS BTL 3.50% (3 ML+3.00%) due 05/30/2025	$71,351	$71,326

Oil-Field Services — 0.0%
Apergy Corp. FRS BTL 6.00% (3 ML+5.00%) due 06/03/2027	118,755	120,833

Pharmacy Services — 0.1%
Change Healthcare Holdings LLC FRS BTL 3.50% (3 ML+2.50%) due 03/01/2024	92,789	92,627
HC Group Holdings II, Inc. FRS BTL-B 3.86% (1 ML+3.75%) due 08/06/2026	139,014	138,406

		231,033

Physical Therapy/Rehabilitation Centers — 0.0%
Upstream Newco, Inc. FRS BTL 4.61% (1 ML+4.50%) due 11/20/2026	138,934	138,500

Pipelines — 0.2%
Blackstone CQP Holdco LP FRS BTL-B 3.69% (3 ML+3.50%) due 09/30/2024	191,780	191,540
Buckeye Partners LP FRS BTL-B 2.36% (3 ML+2.25%) due 11/01/2026	187,821	186,569
Medallion Midland Acquisition LLC FRS BTL 4.25% (1 ML+3.25%) due 10/30/2024	145,154	142,341

		520,450

Protection/Safety — 0.0%
Prime Security Services Borrower LLC FRS BTL 3.50% (3 ML+2.75%) due 09/23/2026	108,062	107,444

Publishing-Periodicals — 0.0%
Nielsen Finance LLC FRS BTL-B4 2.10% (1 ML+2.00%) due 10/04/2023	99,849	99,587

Quarrying — 0.1%
US Silica Co. FRS BTL-B 5.00% (1 ML+4.00%) due 05/01/2025	148,872	143,103

Real Estate Investment Trusts — 0.0%
Claros Mtg. Trust, Inc. FRS BTL-B 6.00% (1 ML+5.00%) due 08/09/2026	$87,335	$87,117

Real Estate Management/Services — 0.0%
Cushman & Wakefield FRS BTL 2.86% (1 ML+2.75%) due 08/21/2025	136,107	133,181

Rental Auto/Equipment — 0.0%
Rent-A-Center, Inc. FRS BTL-B 4.75% (1 ML+4.00%) due 02/17/2028	50,228	50,395

Research & Development — 0.0%
PAREXEL International Corp. FRS BTL 2.86% (1 ML+2.75%) due 09/27/2024	125,205	123,640

Resort/Theme Parks — 0.1%
SeaWorld Parks & Entertainment, Inc. FRS BTL-B5 3.75% (1 ML+3.00%) due 03/31/2024	207,821	204,011

Retail-Auto Parts — 0.0%
LS Group OpCo Acquistion LLC FRS BTL-B 4.25% (6 ML+3.50%) due 11/02/2027	85,924	85,852

Retail-Building Products — 0.0%
LBM Acquisition LLC FRS Delayed Draw coupon TBD due 12/17/2027(20)	11,812	11,750
LBM Acquisition LLC FRS BTL-B 4.50% (3 ML+3.75%) due 12/17/2027	53,156	52,873

		64,623

Retail-Petroleum Products — 0.0%
EG America LLC FRS BTL 4.20% (3 ML+4.00%) due 02/07/2025	135,128	132,797

Retail-Restaurants — 0.1%
IRB Holding Corp. FRS BTL-B 2.95% (3 ML+2.75%) due 02/05/2025	136,826	135,604
Whatabrands LLC FRS BTL-B 2.86% (1 ML+2.75%) due 07/31/2026	120,608	119,873

49

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)	Value (Note 2)

LOANS(9)(10)(11) (continued)
Retail-Restaurants (continued)
Wok Holdings, Inc. FRS BTL 6.36% (1 ML+6.25%) due 03/01/2026	$108,755	$103,589
Zaxby’s Operating Co. LP FRS 1st Lien 4.50% (1 ML+3.75%) due 12/28/2027	62,788	62,690

		421,756

Rubber/Plastic Products — 0.0%
Gates Global LLC FRS BTL-B3 3.50% (1 ML+2.75%) due 03/31/2027	84,692	84,428

Satellite Telecom — 0.1%
Connect Finco SARL FRS BTL-B 4.50% (1 ML+3.50%) due 12/11/2026	115,830	115,280
Intelsat Jackson Holdings SA FRS DIP 6.50% (3 ML+5.50%) due 07/13/2022	38,018	38,493
Intelsat Jackson Holdings SA FRS BTL-B3 8.00% (USFRBPLR+4.75%) due 11/27/2023(12)	184,000	186,683
Iridium Satellite LLC FRS BTL-B 3.75% (1 ML+2.75%) due 11/04/2026	118,303	118,515

		458,971

Telecom Services — 0.0%
West Corp. FRS BTL-B1 4.50% (3 ML+3.50%) due 10/10/2024	116,368	111,589

Telecommunication Equipment — 0.0%
CommScope, Inc. FRS BTL-B 3.36% (1 ML+3.25%) due 04/06/2026	103,981	103,201

Telephone-Integrated — 0.1%
CenturyLink, Inc. FRS BTL-B 2.36% (1 ML+2.25%) due 03/15/2027	93,955	92,825
Zayo Group Holdings, Inc. FRS BTL 3.11% (1 ML+3.00%) due 03/09/2027	156,641	155,243

		248,068

Theaters — 0.2%
William Morris Endeavor Entertainment LLC FRS BTL-B1 2.94% (3 ML+2.75%) due 05/18/2025	$562,550	$529,676

Transactional Software — 0.0%
Solera LLC FRS BTL-B 2.86% (1 ML+2.75%) due 03/03/2023	122,390	121,612

Total Loans
(cost $17,040,705)		16,087,417

COMMON STOCKS — 0.0%
Building Products-Air & Heating — 0.0%
API Heat Transfer, Inc.†(4)(5)	171,230	0

Oil Field Machinery & Equipment — 0.0%
Hi-Crush, Inc.(4)	14,240	2,421

Pharmacy Services — 0.0%
Akorn Operating Co. LLC	4,216	64,821

Total Common Stocks
(cost $140,109)		67,242

PREFERRED SECURITIES — 0.0%
Building Products-Air & Heating — 0.0%
API Heat Transfer, Inc. Class A 8.63%†(4)(5)(17)	37	0

Sovereign Agency — 0.0%
Federal Home Loan Mtg. Corp. Series Z 8.38%†	5,875	29,610

Total Preferred Securities
(cost $127,205)		29,610

PREFERRED SECURITIES/CAPITAL SECURITIES — 1.4%
Banks-Money Center — 0.1%
BBVA Bancomer SA 5.13% due 01/18/2033*	201,000	206,781

Building & Construction-Misc. — 0.2%
China Minmetals Corp. 3.75% due 11/13/2022(13)	635,000	647,700

Diversified Banking Institutions — 0.0%
JPMorgan Chase & Co. Series U 6.13% due 04/30/2024(13)	134,000	143,606

Electric-Distribution — 0.1%
National Rural Utilities Cooperative Finance Corp. 4.75% due 04/30/2043	201,000	206,306

Electric-Generation — 0.0%
Electricite de France SA 4.00% due 07/04/2024(13)	EUR 100,000	126,798

50

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount(19)		Value (Note 2)

PREFERRED SECURITIES/CAPITAL SECURITIES (continued)
Electric-Integrated — 0.1%
CMS Energy Corp. 3.75% due 12/01/2050		$44,000	$43,560
CMS Energy Corp. 4.75% due 06/01/2050		63,000	68,040
Dominion Resources, Inc. 5.75% due 10/01/2054		64,000	69,312

			180,912

Food-Dairy Products — 0.1%
Land O’Lakes Capital Trust I 7.45% due 03/15/2028*		414,000	480,240

Insurance-Life/Health — 0.1%
M&G PLC 5.56% due 07/20/2055	GBP	100,000	158,099
Prudential Financial, Inc. 5.70% due 09/15/2048		122,000	139,330
Voya Financial, Inc. 4.70% due 01/23/2048		77,000	78,540

			375,969

Insurance-Multi-line — 0.1%
Aegon NV 4.00% due 04/25/2044	EUR	145,000	185,618
Allianz SE 4.75% due 10/24/2023(13)	EUR	200,000	260,984

			446,602

Insurance-Mutual — 0.1%
Liberty Mutual Group, Inc. 4.30% due 02/01/2061*		285,000	256,140

Medical-Drugs — 0.0%
Merck KGaA 1.63% due 09/09/2080	EUR	100,000	119,627

Metal-Aluminum — 0.1%
Chalco Hong Kong Investment Co., Ltd. 4.25% due 11/07/2021(13)		400,000	403,000

Metal-Diversified — 0.1%
Chinalco Capital Holdings, Ltd. 4.10% due 09/11/2024(13)		200,000	208,100

Oil Companies-Integrated — 0.1%
BP Capital Markets PLC 4.88% due 03/22/2030(13)		112,000	119,980
TOTAL SE 1.75% due 04/04/2024(13)	EUR	125,000	149,519

			269,499

Pipelines — 0.0%
EnLink Midstream Partners LP 6.00% due 12/15/2022(13)		45,000	27,900
Enterprise Products Operating LLC 5.25% due 08/16/2077†		45,000	44,853

			72,753

Tools-Hand Held — 0.0%
Stanley Black & Decker, Inc. 4.00% due 03/15/2060		$134,000	$141,859

Transport-Equipment & Leasing — 0.2%
AerCap Global Aviation Trust 6.50% due 06/15/2045*		715,000	745,388

Total Preferred Securities/Capital Securities
(cost $4,861,625)			5,031,280

ESCROWS AND LITIGATION TRUSTS — 0.0%
Hellas Telecommunications Luxembourg II SCA Sub. Notes 8.46% due 01/15/2015†(4)(12)(14)		1,330,000	0
ION Media Networks, Inc.†(4)		655	7,877
Waterford Gaming LLC/Waterford Gaming Financial Corp. Escrow Notes 8.63% due 09/15/2014*†(4)		459,551	2,895

Total Escrows and Litigation Trusts
(cost $1,813,126)			10,772

Total Long-Term Investment Securities
(cost $350,018,795 )			352,432,237

SHORT-TERM INVESTMENT SECURITIES — 6.1%
Registered Investment Companies — 6.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.04%(18) (cost $22,355,672)		22,355,672	22,355,672

TOTAL INVESTMENTS
(cost $372,374,467)(16)		102.1%	374,787,909
Liabilities in excess of other assets		(2.1)	(7,679,324)

NET ASSETS		100.0%	$367,108,585

*

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At March 31, 2021, the aggregate value of these securities was $123,477,635 representing 33.6% of net assets.

†	Non-income producing security
(1)	Commercial Mortgage Backed Security
(2)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(3)	Collateralized Mortgage Obligation
(4)	Securities classified as Level 3 (see Note 2).
(5)

Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 2. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater

51

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of March 31, 2021, the Fund held the following restricted securities:

Description	Acquisition Date	Principal Amount/ Shares	Acquisition Cost	Value	Value per Principal amount/ Share	% of Net Assets
Convertible Bond

Hi-Crush, Inc.	10/08/2020	$260,000	$235,657	$260,000	$100.00	0.07%
Loans

API Heat Transfer ThermaSys Corp. 0.00% due 12/29/2023	12/31/2018	179,888	179,888	76,452	42.50	0.02
RentPath LLC 1.61% due 12/17/2022	05/14/2015	493,906	487,467
	06/09/2015	200,000	197,908
	01/18/2017	4,000	3,711
	06/21/2017	365,000	363,063

		1,062,906	1,052,149	159,436	15.00	0.04

Common Stocks

API Heat Transfer, Inc.	12/31/2018	171,230	56,506	0	0.00	0.00
Hi-Crush, Inc.	01/29/2021	14,240	18,782	2,421	0.17	0.00
Preferred Securities

API Heat Transfer, Inc. Class A	12/31/2018	37	36,495	0	0.00	0.00

				$498,309		0.13%

(6)	PIK (“Payment-in-Kind”) security—Income may be paid in additional securities or cash at the discretion of the issuer. The security is currently paying interest in cash at the coupon rate listed.
(7)	Interest Only
(8)	Inverse Floating Rate Security that pays interest that varies inversely to changes in the market interest rates. The interest rate shown is the current interest rate at March 31, 2021.
(9)

Senior loans in the Fund are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(10)

The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”) or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.

(11)	All loans in the Fund were purchased through assignment agreements unless otherwise indicated.
(12)	Company has filed for bankruptcy protection.
(13)	Perpetual maturity—maturity date reflects the next call date.
(14)	Security in default of interest and principal at maturity.
(15)

PIK (“Payment-in-Kind”) security-Income may be paid in additional securities or cash at the discretion of the issuer. The security is currently paying interest in cash at 0.25%. The security is also currently paying interest in the form of additional loans at 12.00%.

(16)	See Note 5 for cost of investments on a tax basis.
(17)	Traded in Units. 1 unit equals 1,000 shares.
(18)	The rate shown is the 7-day yield as of March 31, 2021.
(19)	Denominated in United States dollars unless otherwise indicated.
(20)	All or a portion of this holding is subject to unfunded loan commitments.
(21)	Security in default of interest.
(22)

PIK (“Payment-in-Kind”) security-Income may be paid in additional securities or cash at the discretion of the issuer. The security is currently paying interest in cash at 2.50%. The security is also currently paying interest in the form of additional loans at 6.50%.

BTL —	Bank Term Loan
DIP —	Debtor in Possession
REMIC —	Real Estate Mortgage Investment Conduit
TBA —

Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement date.

TBD —

Senior loan purchased on a when issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to the settlement.

ULC —	Unlimited Liability Corp.
FRS —	Floating Rate Security
VRS —	Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at March 31, 2021 and unless noted otherwise, the dates are the original maturity dates.

Currency Legend

EUR – Euro Currency

GBP – British Pound

Index Legend

1	ML — 1 Month USD LIBOR
2	ML — 2 Month USD LIBOR
3	ML — 3 Month USD LIBOR
6	ML — 6 Month USD LIBOR
12	ML — 12 Month USD LIBOR
1	Yr USTYCR — 1 Year US Treasury Yield Curve Rate
USFRBPLR —	US Federal Reserve Bank Prime Loan Rate

Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized (Depreciation)
JPMorgan Chase Bank N.A.	EUR	4,667,000	USD	5,686,331	04/15/2021	$212,319	$—
	EUR	8,695,000	USD	10,557,113	06/10/2021	346,586	—
	GBP	1,711,000	USD	2,397,880	04/15/2021	39,029	—
	USD	1,145,447	EUR	950,000	04/15/2021	—	(31,175)
	USD	163,276	GBP	117,000	04/15/2021	—	(1,975)

Unrealized Appreciation(Depreciation)						$597,934	$(33,150)

EUR —	Euro Currency
GBP —	British Pound
USD —	United Stated Dollar

52

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2021 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Asset Backed Securities	$—	$3,811,202	$—	$3,811,202
U.S. Convertible Bonds & Notes	—	—	260,000	260,000
U.S. Corporate Bonds & Notes	—	138,649,417	—	138,649,417
Foreign Corporate Bonds & Notes	—	61,755,376	—	61,755,376
Foreign Government Obligations	—	66,973,058	—	66,973,058
U.S. Government Agencies	—	55,898,123	—	55,898,123
U.S. Government Treasuries	—	3,858,740	—	3,858,740
Loans:
Building Products-Air & Heating	—	—	76,452	76,452
E-Commerce/Services	—	—	159,436	159,436
Other Industries	—	15,851,529	—	15,851,529
Common Stocks:
Pharmacy Services	—	64,821	—	64,821
Other Industries	—	—	2,421	2,421
Preferred Securities:
Building Products-Air & Heating	—	—	0	0
Sovereign Agency	29,610	—	—	29,610
Preferred Securities/Capital Securities	—	5,031,280	—	5,031,280
Escrows and Litigation Trusts	—	—	10,772	10,772
Short-Term Investment Securities	22,355,672	—	—	22,355,672

Total Investments at Value	$22,385,282	$351,893,546	$509,081	$374,787,909

Other Financial Instruments:+

Forward Foreign Currency Contracts	$—	$597,934	$—	$597,934

LIABILITIES:
Other Financial Instruments:+

Forward Foreign Currency Contracts	$—	$33,150	$—	$33,150

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
+	Amounts represent unrealized appreciation/depreciation as of the end of the reporting period.

At the beginning and end of the reporting period, Level 3 investments were not considered a material portion of the Fund. There were no Level 3 transfers during the reporting period.

See Notes to Financial Statements

53

AIG Flexible Credit Fund

PORTFOLIO PROFILE — March 31, 2021 — (unaudited)

Industry Allocation*

Medical-Hospitals	3.8%
Oil Companies-Exploration & Production	3.8
Auto/Truck Parts & Equipment-Original	3.3
Enterprise Software/Service	2.9
Cable/Satellite TV	2.7
Airlines	2.5
Broadcast Services/Program	2.4
Registered Investment Companies	2.2
Food-Misc./Diversified	1.9
Real Estate Investment Trusts	1.9
Telephone-Integrated	1.7
Containers-Metal/Glass	1.7
Containers-Paper/Plastic	1.7
Pipelines	1.6
Applications Software	1.6
Machinery-Pumps	1.5
E-Commerce/Services	1.5
Machinery-Electrical	1.5
Chemicals-Specialty	1.5
Casino Hotels	1.3
Medical Labs & Testing Services	1.2
Computer Services	1.2
Gambling (Non-Hotel)	1.2
Chemicals-Diversified	1.2
Satellite Telecom	1.2
Medical-Drugs	1.2
Steel-Producers	1.2
Casino Services	1.1
Paper & Related Products	1.0
Aerospace/Defense-Equipment	1.0
Oil-Field Services	1.0
Building & Construction Products-Misc.	0.9
Computers-Integrated Systems	0.9
Rubber/Plastic Products	0.9
Cruise Lines	0.9
Auto-Cars/Light Trucks	0.9
Distribution/Wholesale	0.9
Oil Refining & Marketing	0.8
Medical Information Systems	0.8
Medical Products	0.8
Medical-HMO	0.8
Food-Dairy Products	0.8
Investment Companies	0.8
Retail-Sporting Goods	0.7
Electric-Integrated	0.7
Food-Catering	0.7
Telecom Services	0.7
Insurance-Multi-line	0.7
Theaters	0.7
Human Resources	0.7
Food-Confectionery	0.7
Cellular Telecom	0.7
Transport-Equipment & Leasing	0.7
Medical-Wholesale Drug Distribution	0.7
Hotels/Motels	0.7
Diversified Minerals	0.6
Insurance-Property/Casualty	0.6
Commercial Services	0.6
E-Commerce/Products	0.5
Pollution Control	0.5

Finance-Credit Card	0.5%
Publishing-Books	0.5
Security Services	0.5
Data Processing/Management	0.5
Food-Retail	0.5
Cosmetics & Toiletries	0.5
Auto-Heavy Duty Trucks	0.5
Finance-Investment Banker/Broker	0.5
Electric-Generation	0.5
Food-Wholesale/Distribution	0.5
Professional Sports	0.5
Retail-Pet Food & Supplies	0.5
Technology Services	0.5
Oil & Gas Drilling	0.5
Retail-Building Products	0.4
Precious Metals	0.4
Retail-Restaurants	0.4
Miscellaneous Manufacturing	0.4
Vitamins & Nutrition Products	0.4
Coal	0.4
Tobacco	0.4
Aerospace/Defense	0.4
Internet Connectivity Services	0.4
Retail-Propane Distribution	0.4
Internet Content-Information/News	0.4
Building-Residential/Commercial	0.4
Telecommunication Equipment	0.4
Finance-Consumer Loans	0.4
Electronics-Military	0.4
Metal-Copper	0.3
Office Automation & Equipment	0.3
Schools	0.3
MRI/Medical Diagnostic Imaging	0.3
Housewares	0.3
Research & Development	0.3
Retail-Arts & Crafts	0.3
Veterinary Diagnostics	0.3
Retail-Automobile	0.3
Soap & Cleaning Preparation	0.3
Athletic Equipment	0.3
Advertising Sales	0.3
Computers-Memory Devices	0.3
Retail-Pawn Shops	0.3
Computer Software	0.3
Medical-Generic Drugs	0.3
Energy-Alternate Sources	0.3
Wireless Equipment	0.3
Commercial Services-Finance	0.3
Machinery-Thermal Process	0.3
Retail-Bedding	0.3
Building Products-Wood	0.3
Building & Construction-Misc.	0.3
Food-Flour & Grain	0.3
Non-Hazardous Waste Disposal	0.2
Pharmacy Services	0.2
Entertainment Software	0.2
Dialysis Centers	0.2
Footwear & Related Apparel	0.2
Internet Infrastructure Software	0.2
Diagnostic Equipment	0.2
Engineering/R&D Services	0.2

54

AIG Flexible Credit Fund

PORTFOLIO PROFILE — March 31, 2021 — (unaudited) (continued)

Industry Allocation* (continued)

Beverages-Non-alcholic	0.2%
Finance-Leasing Companies	0.2
Medical-Outpatient/Home Medical	0.2
Retail-Regional Department Stores	0.2
Radio	0.2
Diagnostic Kits	0.2
Beverages-Wine/Spirits	0.2
Financial Guarantee Insurance	0.2
Metal Processors & Fabrication	0.2
Semiconductor Equipment	0.2
Consulting Services	0.2
Storage/Warehousing	0.2
Mining Services	0.1
Building-Heavy Construction	0.1
Advanced Materials	0.1
Machinery-General Industrial	0.1
Leisure Products	0.1
Leisure Games	0.1
Internet Financial Services	0.1
Medical-Biomedical/Gene	0.1
Home & Office Products	0.1
Brewery	0.1

102.1%

Credit Quality†#

Baa	2.6%
Ba	17.5
B	53.0
Caa	17.3
Ca	0.4
Not Rated@	9.2

100.0%

*	Calculated as a percentage of net assets
†	Source: Moody’s
#	Calculated as a percentage of total debt issues, excluding short-term securities.
@	Represents debt issues that either have no rating, or the rating is unavailable from the data source.

55

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES — 42.2%
Advertising Sales — 0.0%
Clear Channel Outdoor Holdings, Inc. Company Guar. Notes 7.75% due 04/15/2028*	$10,000	$9,913

Aerospace/Defense — 0.4%
Boeing Co. Senior Notes 5.93% due 05/01/2060	709,000	906,966

Aerospace/Defense-Equipment — 1.0%
Spirit AeroSystems, Inc. Company Guar. Notes 3.95% due 06/15/2023	435,000	430,650
Spirit AeroSystems, Inc. Senior Sec. Notes 5.50% due 01/15/2025*	745,000	787,837
TransDigm, Inc. Company Guar. Notes 5.50% due 11/15/2027	1,060,000	1,095,775

		2,314,262

Airlines — 1.2%
American Airlines Group, Inc. Company Guar. Notes 5.00% due 06/01/2022*	385,000	378,263
American Airlines, Inc. Senior Sec. Notes 11.75% due 07/15/2025*	1,475,000	1,823,469
Delta Air Lines, Inc. Senior Notes 3.75% due 10/28/2029	630,000	613,874

		2,815,606

Applications Software — 0.5%
SS&C Technologies, Inc. Company Guar. Notes 5.50% due 09/30/2027*	1,030,000	1,095,920

Athletic Equipment — 0.3%
Vista Outdoor, Inc. Company Guar. Notes 4.50% due 03/15/2029*	690,000	682,724

Auto-Cars/Light Trucks — 0.7%
Ford Motor Co. Senior Notes 9.00% due 04/22/2025	274,000	331,846
Ford Motor Co. Senior Notes 9.63% due 04/22/2030	181,000	252,593
Ford Motor Credit Co. LLC Senior Notes 4.13% due 08/17/2027	660,000	681,450
Ford Motor Credit Co. LLC Senior Notes 5.13% due 06/16/2025	235,000	253,560

		1,519,449

Auto/Truck Parts & Equipment-Original — 0.8%
American Axle & Manufacturing, Inc. Company Guar. Notes 6.50% due 04/01/2027	900,000	933,750

Auto/Truck Parts & Equipment-Original (continued)
Tenneco, Inc. Senior Sec. Notes 5.13% due 04/15/2029*	$515,000	$507,764
Tenneco, Inc. Company Guar. Notes 5.38% due 12/15/2024	370,000	370,925

		1,812,439

Beverages-Non-alcoholic — 0.1%
Triton Water Holdings, Inc. Senior Notes 6.25% due 04/01/2029*	240,000	244,800

Broadcast Services/Program — 1.0%
Clear Channel Worldwide Holdings, Inc. Senior Sec. Notes 5.13% due 08/15/2027*	440,000	442,882
Clear Channel Worldwide Holdings, Inc. Company Guar. Notes 9.25% due 02/15/2024	196,000	203,899
Diamond Sports Group LLC/Diamond Sports Finance Co. Company Guar. Notes 6.63% due 08/15/2027*	960,000	504,000
iHeartCommunications, Inc. Company Guar. Notes 8.38% due 05/01/2027	809,966	869,701
Univision Communications, Inc. Senior Sec. Notes 9.50% due 05/01/2025*	165,000	180,675

		2,201,157

Building & Construction Products-Misc. — 0.6%
CP Atlas Buyer, Inc. Senior Notes 7.00% due 12/01/2028*	590,000	620,119
Louisiana-Pacific Corp. Senior Notes 3.63% due 03/15/2029*	870,000	846,075

		1,466,194

Building & Construction-Misc. — 0.3%
Weekley Homes LLC/Weekley Finance Corp. Senior Notes 4.88% due 09/15/2028*	570,000	584,250

Building-Heavy Construction — 0.1%
Dycom Industries, Inc. Company Guar. Notes 4.50% due 04/15/2029*	290,000	290,447

Building-Residential/Commercial — 0.4%
M/I Homes, Inc. Company Guar. Notes 4.95% due 02/01/2028	635,000	657,622
PulteGroup, Inc. Company Guar. Notes 7.88% due 06/15/2032	160,000	225,109

		882,731

56

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Cable/Satellite TV — 2.1%
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 4.75% due 03/01/2030*	$500,000	$518,125
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.13% due 05/01/2027*	825,000	872,285
CSC Holdings LLC Senior Notes 5.75% due 01/15/2030*	1,255,000	1,321,822
DISH DBS Corp. Company Guar. Notes 5.00% due 03/15/2023	155,000	161,704
DISH DBS Corp. Company Guar. Notes 7.75% due 07/01/2026	630,000	693,945
Radiate Holdco LLC/Radiate Finance, Inc. Senior Sec. Notes 4.50% due 09/15/2026*	295,000	298,319
Radiate Holdco LLC/Radiate Finance, Inc. Senior Notes 6.50% due 09/15/2028*	1,005,000	1,061,230

		4,927,430

Casino Hotels — 0.3%
Station Casinos LLC Company Guar. Notes 4.50% due 02/15/2028*	635,000	631,825

Casino Services — 0.3%
Caesars Entertainment, Inc. Senior Sec. Notes 6.25% due 07/01/2025*	390,000	414,882
Caesars Entertainment, Inc. Senior Notes 8.13% due 07/01/2027*	305,000	336,476

		751,358

Cellular Telecom — 0.4%
T-Mobile USA, Inc. Company Guar. Notes 2.63% due 04/15/2026	125,000	127,188
T-Mobile USA, Inc. Company Guar. Notes 3.38% due 04/15/2029	170,000	171,751
T-Mobile USA, Inc. Company Guar. Notes 3.50% due 04/15/2031	610,000	615,520

		914,459

Chemicals-Specialty — 0.3%
Chemours Co. Company Guar. Notes 5.75% due 11/15/2028*	640,000	673,866

Coal — 0.4%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp. Company Guar. Notes 7.50% due 05/01/2025*	985,000	916,897

Commercial Services — 0.3%
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. Senior Sec. Notes 5.00% due 02/01/2026*	$595,000	$605,413

Computer Services — 0.7%
Banff Merger Sub, Inc. Senior Notes 9.75% due 09/01/2026*	530,000	564,756
Science Applications International Corp. Company Guar. Notes 4.88% due 04/01/2028*	1,105,000	1,142,294

		1,707,050

Computer Software — 0.3%
J2 Global, Inc. Company Guar. Notes 4.63% due 10/15/2030*	645,000	653,646

Computers-Integrated Systems — 0.2%
NCR Corp. Company Guar. Notes 5.13% due 04/15/2029*	575,000	581,515

Containers-Metal/Glass — 0.3%
BWAY Holding Co. Senior Notes 7.25% due 04/15/2025*	651,000	651,000

Containers-Paper/Plastic — 0.6%
Trident TPI Holdings, Inc. Company Guar. Notes 6.63% due 11/01/2025*	790,000	803,825
Trident TPI Holdings, Inc. Company Guar. Notes 9.25% due 08/01/2024*	490,000	519,400

		1,323,225

Diagnostic Equipment — 0.2%
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA Senior Notes 7.25% due 02/01/2028*	234,000	256,385
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA Senior Notes 7.38% due 06/01/2025*	252,000	270,925

		527,310

Dialysis Centers — 0.2%
DaVita, Inc. Company Guar. Notes 4.63% due 06/01/2030*	555,000	564,518

E-Commerce/Services — 0.9%
Cars.com, Inc. Company Guar. Notes 6.38% due 11/01/2028*	700,000	728,875
TripAdvisor, Inc Company Guar. Notes 7.00% due 07/15/2025*	550,000	594,825

57

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
E-Commerce/Services (continued)
Uber Technologies, Inc. Company Guar. Notes 7.50% due 05/15/2025*	$730,000	$787,794

		2,111,494

Electric-Integrated — 0.6%
PG&E Corp. Senior Sec. Notes 5.25% due 07/01/2030	615,000	652,853
Talen Energy Supply LLC Senior Sec. Notes 6.63% due 01/15/2028*	750,000	749,205

		1,402,058

Energy-Alternate Sources — 0.3%
TerraForm Power Operating LLC Company Guar. Notes 5.00% due 01/31/2028*	590,000	636,639

Enterprise Software/Service — 0.5%
Rocket Software, Inc. Senior Notes 6.50% due 02/15/2029*	455,000	459,095
Veritas US, Inc./Veritas Bermuda, Ltd. Senior Sec. Notes 7.50% due 09/01/2025*	595,000	618,800

		1,077,895

Entertainment Software — 0.2%
Playtika Holding Corp. Company Guar. Notes 4.25% due 03/15/2029*	575,000	566,490

Finance-Consumer Loans — 0.4%
Navient Corp. Senior Notes 5.88% due 10/25/2024	370,000	388,540
Springleaf Finance Corp. Company Guar. Notes 6.88% due 03/15/2025	390,000	443,596

		832,136

Financial Guarantee Insurance — 0.2%
NMI Holdings, Inc. Senior Sec. Notes 7.38% due 06/01/2025*	340,000	392,282

Food-Catering — 0.3%
Aramark Services, Inc. Company Guar. Notes 6.38% due 05/01/2025*	670,000	710,200

Food-Dairy Products — 0.5%
Chobani LLC/Chobani Finance Corp., Inc. Company Guar. Notes 7.50% due 04/15/2025*	1,095,000	1,139,490

Food-Misc./Diversified — 0.6%
Dole Food Co., Inc. Senior Sec. Notes 7.25% due 06/15/2025*	670,000	687,658
Post Holdings, Inc. Senior Notes 4.50% due 09/15/2031*	720,000	712,080

		1,399,738

Food-Retail — 0.5%
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC Company Guar. Notes 4.63% due 01/15/2027*	$1,135,000	$1,176,365

Food-Wholesale/Distribution — 0.5%
Matterhorn Merger Sub LLC/Matterhorn Finance Sub, Inc. Senior Notes 8.50% due 06/01/2026*	1,045,000	1,068,512

Footwear & Related Apparel — 0.2%
Crocs, Inc. Company Guar. Notes 4.25% due 03/15/2029*	555,000	542,796

Gambling (Non-Hotel) — 0.7%
Downstream Development Authority of the Quapaw Tribe of Oklahoma Senior Sec. Notes 10.50% due 02/15/2023*	610,000	631,350
Mohegan Gaming & Entertainment Sec. Notes 8.00% due 02/01/2026*	575,000	580,106
Scientific Games International, Inc. Company Guar. Notes 8.25% due 03/15/2026*	380,000	407,550

		1,619,006

Hotels/Motels — 0.3%
Marriott Ownership Resorts, Inc. Company Guar. Notes 4.75% due 01/15/2028	610,000	616,100

Human Resources — 0.1%
Team Health Holdings, Inc. Company Guar. Notes 6.38% due 02/01/2025*	290,000	255,542

Insurance-Multi-line — 0.4%
Acrisure LLC/Acrisure Finance, Inc. Senior Sec. Notes 4.25% due 02/15/2029*	205,000	201,607
Acrisure LLC/Acrisure Finance, Inc. Senior Notes 7.00% due 11/15/2025*	710,000	733,075

		934,682

Internet Connectivity Services — 0.4%
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. Senior Notes 10.75% due 06/01/2028*	795,000	898,111

Investment Companies — 0.8%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. Company Guar. Notes 6.25% due 05/15/2026	880,000	921,800
Prospect Capital Corp. Senior Notes 3.71% due 01/22/2026	825,000	814,589

		1,736,389

58

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Machinery-Electrical — 0.2%
BWX Technologies, Inc. Company Guar. Notes 4.13% due 04/15/2029*	$390,000	$395,405

Machinery-Thermal Process — 0.3%
Cleaver-Brooks, Inc. Senior Sec. Notes 7.88% due 03/01/2023*	630,000	617,400

Medical Labs & Testing Services — 0.1%
Charles River Laboratories International, Inc. Company Guar. Notes 3.75% due 03/15/2029*	165,000	165,261
Charles River Laboratories International, Inc. Company Guar. Notes 4.00% due 03/15/2031*	140,000	142,317

		307,578

Medical-Generic Drugs — 0.3%
Par Pharmaceutical, Inc. Senior Sec. Notes 7.50% due 04/01/2027*	603,000	641,110

Medical-Hospitals — 2.4%
CHS/Community Health Systems, Inc. Senior Sec. Notes 4.75% due 02/15/2031*	315,000	307,724
CHS/Community Health Systems, Inc. Senior Sec. Notes 6.63% due 02/15/2025*	805,000	849,782
CHS/Community Health Systems, Inc. Sec. Notes 6.88% due 04/15/2029*	50,000	52,263
LifePoint Health, Inc. Senior Sec. Notes 4.38% due 02/15/2027*	835,000	818,300
LifePoint Health, Inc. Company Guar. Notes 5.38% due 01/15/2029*	170,000	167,450
LifePoint Health, Inc. Senior Sec. Notes 6.75% due 04/15/2025*	10,000	10,625
Select Medical Corp. Company Guar. Notes 6.25% due 08/15/2026*	940,000	998,994
Surgery Center Holdings, Inc. Company Guar. Notes 6.75% due 07/01/2025*	420,000	429,324
Surgery Center Holdings, Inc. Company Guar. Notes 10.00% due 04/15/2027*	425,000	468,563
Tenet Healthcare Corp. Senior Sec. Notes 4.88% due 01/01/2026*	630,000	654,797
Tenet Healthcare Corp. Senior Sec. Notes 5.13% due 11/01/2027*	292,000	305,344
Tenet Healthcare Corp. Sec. Notes 6.25% due 02/01/2027*	345,000	364,273

		5,427,439

Metal-Copper — 0.2%
Freeport-McMoRan, Inc. Company Guar. Notes 5.45% due 03/15/2043	$460,000	$552,294

Office Automation & Equipment — 0.3%
Xerox Holdings Corp. Company Guar. Notes 5.50% due 08/15/2028*	750,000	776,486

Oil & Gas Drilling — 0.3%
Patterson-UTI Energy, Inc. Senior Notes 5.15% due 11/15/2029	610,000	605,983

Oil Companies-Exploration & Production — 3.1%
Antero Resources Corp. Company Guar. Notes 7.63% due 02/01/2029*	210,000	223,650
Antero Resources Corp. Company Guar. Notes 8.38% due 07/15/2026*	320,000	352,800
Ascent Resources Utica Holdings LLC/ARU Finance Corp. Senior Notes 8.25% due 12/31/2028*	455,000	473,200
Callon Petroleum Co. Company Guar. Notes 6.13% due 10/01/2024	451,345	383,643
Chesapeake Energy Corp. Company Guar. Notes 5.50% due 02/01/2026*	595,000	619,333
Chesapeake Energy Corp. Company Guar. Notes 5.88% due 02/01/2029*	60,000	63,600
CrownRock LP/CrownRock Finance, Inc. Senior Notes 5.63% due 10/15/2025*	1,015,000	1,035,523
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 6.00% due 02/01/2031*	415,000	421,225
Indigo Natural Resources LLC Senior Notes 5.38% due 02/01/2029*	600,000	591,126
Kosmos Energy, Ltd. Company Guar. Notes 7.50% due 03/01/2028*	575,000	544,525
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp. Company Guar. Notes 6.00% due 08/01/2026*	495,000	511,706
Occidental Petroleum Corp. Senior Notes 3.50% due 08/15/2029	525,000	492,188
Occidental Petroleum Corp. Senior Notes 5.50% due 12/01/2025	145,000	153,046
Occidental Petroleum Corp. Senior Notes 5.88% due 09/01/2025	255,000	271,894

59

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Oil Companies-Exploration & Production (continued)
Occidental Petroleum Corp. Senior Notes 6.13% due 01/01/2031	$215,000	$237,403
Occidental Petroleum Corp. Senior Notes 6.63% due 09/01/2030	385,000	432,663
WPX Energy, Inc. Senior Notes 4.50% due 01/15/2030	393,000	423,178

		7,230,703

Oil Refining & Marketing — 0.4%
Sunoco LP/Sunoco Finance Corp. Company Guar. Notes 4.50% due 05/15/2029*	1,025,000	1,021,156

Oil-Field Services — 1.0%
CSI Compressco LP/CSI Compressco Finance, Inc. Company Guar. Notes 7.25% due 08/15/2022	1,145,000	1,086,605
CSI Compressco LP/CSI Compressco Finance, Inc. Senior Sec. Notes 7.50% due 04/01/2025*	665,000	674,975
USA Compression Partners LP/USA Compression Finance Corp. Company Guar. Notes 6.88% due 04/01/2026	440,000	451,275

		2,212,855

Paper & Related Products — 0.2%
Resolute Forest Products, Inc. Company Guar. Notes 4.88% due 03/01/2026*	490,000	491,225

Pipelines — 1.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp. Company Guar. Notes 5.75% due 01/15/2028*	750,000	749,062
Cheniere Energy, Inc. Senior Sec. Notes 4.63% due 10/15/2028*	475,000	494,081
EQM Midstream Partners LP Senior Notes 4.50% due 01/15/2029*	140,000	136,424
EQM Midstream Partners LP Senior Notes 4.75% due 01/15/2031*	135,000	130,950
EQM Midstream Partners LP Senior Notes 6.00% due 07/01/2025*	220,000	236,775
EQM Midstream Partners LP Senior Notes 6.50% due 07/01/2027*	250,000	271,813
Targa Resources Partners LP/Targa Resources Partners Finance Corp. Company Guar. Notes 4.88% due 02/01/2031*	310,000	314,108

		2,333,213

Precious Metals — 0.4%
Hecla Mining Co. Company Guar. Notes 7.25% due 02/15/2028	$910,000	$975,975

Publishing-Books — 0.2%
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance Company Guar. Notes 7.88% due 05/15/2024*	500,000	492,500

Real Estate Investment Trusts — 1.9%
ESH Hospitality, Inc. Company Guar. Notes 4.63% due 10/01/2027*	810,000	856,688
iStar, Inc. Senior Notes 4.25% due 08/01/2025	855,000	860,900
MPT Operating Partnership LP/MPT Finance Corp. Company Guar. Notes 3.50% due 03/15/2031	780,000	764,916
Service Properties Trust Company Guar. Notes 5.50% due 12/15/2027	335,000	354,155
Service Properties Trust Company Guar. Notes 7.50% due 09/15/2025	505,000	573,691
Uniti Group, Inc./CSL Capital LLC Company Guar. Notes 7.13% due 12/15/2024*	880,000	905,300

		4,315,650

Retail-Automobile — 0.3%
Carvana Co. Company Guar. Notes 5.63% due 10/01/2025*	360,000	369,306
Carvana Co. Company Guar. Notes 5.88% due 10/01/2028*	340,000	348,500

		717,806

Retail-Building Products — 0.4%
BCPE Ulysses Intermediate, Inc. Senior Notes 8.50% due 04/01/2027*(1)	630,000	653,625
LBM Acquisition LLC Company Guar. Notes 6.25% due 01/15/2029*	325,000	334,750

		988,375

Retail-Pawn Shops — 0.3%
FirstCash, Inc. Company Guar. Notes 4.63% due 09/01/2028*	645,000	660,802

Retail-Pet Food & Supplies — 0.2%
PetSmart, Inc./PetSmart Finance Corp. Senior Sec. Notes 4.75% due 02/15/2028*	350,000	358,684

60

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Retail-Propane Distribution — 0.4%
Ferrellgas Escrow LLC/FG Operating Finance Escrow Corp. Senior Notes 5.38% due 04/01/2026*	$230,000	$228,459
Ferrellgas Escrow LLC/FG Operating Finance Escrow Corp. Senior Notes 5.88% due 04/01/2029*	250,000	246,625
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. Senior Notes 8.63% due 06/15/2020†(2)	570,000	416,100

		891,184

Retail-Regional Department Stores — 0.1%
NMG Holding Co., Inc./Neiman Marcus Group LLC Senior Sec. Notes 7.13% due 04/01/2026*	260,000	265,200

Retail-Restaurants — 0.4%
Golden Nugget, Inc. Company Guar. Notes 8.75% due 10/01/2025*	920,000	970,600

Schools — 0.3%
Adtalem Global Education, Inc. Senior Sec. Notes 5.50% due 03/01/2028*	785,000	775,038

Security Services — 0.5%
Allied Universal Holdco LLC/Allied Universal Finance Corp. Senior Sec. Notes 6.63% due 07/15/2026*	1,120,000	1,187,738

Steel-Producers — 1.2%
Cleveland-Cliffs, Inc. Senior Sec. Notes 6.75% due 03/15/2026*	415,000	451,313
Cleveland-Cliffs, Inc. Company Guar. Notes 7.00% due 03/15/2027*	585,000	587,925
Commercial Metals Co. Senior Notes 3.88% due 02/15/2031	575,000	564,339
United States Steel Corp. Senior Notes 6.25% due 03/15/2026	715,000	725,725
United States Steel Corp. Senior Notes 6.88% due 03/01/2029	240,000	246,000

		2,575,302

Telecommunication Equipment — 0.1%
Plantronics, Inc. Company Guar. Notes 4.75% due 03/01/2029*	190,000	186,675

Telephone-Integrated — 1.2%
Cincinnati Bell, Inc. Company Guar. Notes 7.00% due 07/15/2024*	$605,000	$623,906
Consolidated Communications, Inc. Senior Sec. Notes 6.50% due 10/01/2028*	545,000	588,671
Frontier Communications Corp. Sec. Notes 6.75% due 05/01/2029*	895,000	943,956
Level 3 Financing, Inc. Company Guar. Notes 3.63% due 01/15/2029*	590,000	571,563

		2,728,096

Theaters — 0.7%
Cinemark USA, Inc. Company Guar. Notes 5.88% due 03/15/2026*	575,000	588,765
Live Nation Entertainment, Inc. Company Guar. Notes 4.75% due 10/15/2027*	310,000	312,325
Live Nation Entertainment, Inc. Company Guar. Notes 5.63% due 03/15/2026*	685,000	711,441

		1,612,531

Tobacco — 0.4%
Turning Point Brands, Inc. Senior Sec. Notes 5.63% due 02/15/2026*	595,000	617,313
Vector Group, Ltd. Senior Sec. Notes 5.75% due 02/01/2029*	285,000	293,906

		911,219

Transport-Equipment & Leasing — 0.7%
Fortress Transportation & Infrastructure Investors LLC Senior Notes 6.50% due 10/01/2025*	995,000	1,039,775
Fortress Transportation & Infrastructure Investors LLC Senior Notes 6.75% due 03/15/2022*	343,000	343,429
Fortress Transportation & Infrastructure Investors LLC Senior Notes 9.75% due 08/01/2027*	110,000	125,262

		1,508,466

Wireless Equipment — 0.3%
ViaSat, Inc. Senior Notes 5.63% due 09/15/2025*	625,000	635,288

Total U.S. Corporate Bonds & Notes
(cost $93,425,062)		96,742,271

61

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount	Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES — 7.0%
Airlines — 0.1%
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. Senior Sec. Notes 5.50% due 04/20/2026*	$145,000	$151,163
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. Senior Sec. Notes 5.75% due 04/20/2029*	55,000	58,619

		209,782

Auto-Cars/Light Trucks — 0.2%
Aston Martin Capital Holdings, Ltd. Senior Sec. Notes 10.50% due 11/30/2025*	445,000	491,469

Auto/Truck Parts & Equipment-Original — 0.3%
Clarios Global LP/Clarios US Finance Co. Company Guar. Notes 8.50% due 05/15/2027*	695,000	748,348

Cable/Satellite TV — 0.1%
Virgin Media Finance PLC Company Guar. Notes 5.00% due 07/15/2030*	275,000	274,656

Casino Services — 0.3%
Gateway Casinos & Entertainment, Ltd. Sec. Notes 8.25% due 03/01/2024*	800,000	762,000

Chemicals-Diversified — 0.1%
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. Company Guar. Notes 5.13% due 04/01/2029*	250,000	257,812

Computers-Memory Devices — 0.3%
Seagate Technology PLC Company Guar. Notes 3.38% due 07/15/2031*	695,000	668,208

Cruise Lines — 0.9%
Carnival Corp. Senior Notes 7.63% due 03/01/2026*	90,000	96,687
Carnival Corp. Senior Sec. Notes 11.50% due 04/01/2023*	445,000	510,081
NCL Corp., Ltd. Company Guar. Notes 5.88% due 03/15/2026*	395,000	400,289
NCL Finance, Ltd. Company Guar. Notes 6.13% due 03/15/2028*	170,000	173,188
Royal Caribbean Cruises, Ltd. Senior Notes 5.50% due 04/01/2028*	30,000	30,173
Royal Caribbean Cruises, Ltd. Company Guar. Notes 9.13% due 06/15/2023*	680,000	749,312

		1,959,730

Diversified Minerals — 0.4%
Teck Resources, Ltd. Senior Notes 6.13% due 10/01/2035	780,000	955,357

Gambling (Non-Hotel) — 0.1%
International Game Technology PLC Senior Sec. Notes 4.13% due 04/15/2026*	$200,000	$205,516

Machinery-Pumps — 0.3%
Titan Acquisition, Ltd./Titan Co-Borrower LLC Senior Notes 7.75% due 04/15/2026*	740,000	769,452

Medical-Biomedical/Gene — 0.1%
Concordia International Corp. Senior Sec. Notes 8.00% due 09/06/2024	142,000	145,536

Medical-Drugs — 1.3%
Bausch Health Cos., Inc. Senior Sec. Notes 5.75% due 08/15/2027*	585,000	629,606
Bausch Health Cos., Inc. Company Guar. Notes 7.00% due 01/15/2028*	745,000	808,735
Cheplapharm Arzneimittel GmbH Senior Sec. Notes 5.50% due 01/15/2028*	850,000	882,954
Endo Dac/Endo Finance LLC/Endo Finco, Inc. Sec. Notes 9.50% due 07/31/2027*	70,000	76,038
Teva Pharmaceutical Finance Netherlands III BV Company Guar. Notes 3.15% due 10/01/2026	235,000	224,719
Teva Pharmaceutical Finance Netherlands III BV Company Guar. Notes 7.13% due 01/31/2025	380,000	419,786

		3,041,838

Metal-Copper — 0.1%
Taseko Mines, Ltd. Senior Sec. Notes 7.00% due 02/15/2026*	320,000	325,760

Miscellaneous Manufacturing — 0.4%
Bombardier, Inc. Senior Notes 7.50% due 12/01/2024*	675,000	674,156
Bombardier, Inc. Senior Notes 8.75% due 12/01/2021*	280,000	293,768

		967,924

MRI/Medical Diagnostic Imaging — 0.3%
Akumin, Inc. Senior Sec. Notes 7.00% due 11/01/2025*	710,000	755,262

Oil & Gas Drilling — 0.2%
Transocean, Inc. Company Guar. Notes 11.50% due 01/30/2027*	398,000	341,373

Oil Companies-Exploration & Production — 0.5%
Geopark, Ltd. Company Guar. Notes 6.50% due 09/21/2024*	995,000	1,028,591

62

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount	Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Pipelines — 0.2%
Northriver Midstream Finance LP Senior Sec. Notes 5.63% due 02/15/2026*	$445,000	$462,577

Satellite Telecom — 0.6%
Telesat Canada/Telesat LLC Company Guar. Notes 6.50% due 10/15/2027*	1,270,000	1,272,184

Telecom Services — 0.2%
Altice France Holding SA Company Guar. Notes 6.00% due 02/15/2028*	500,000	492,645

Total Foreign Corporate Bonds & Notes
(cost $16,010,618)		16,136,020

LOANS(3)(4)(5) — 49.9%
Advanced Materials — 0.1%
Gemini HDPE LLC FRS BTL-B 3.50% (3 ML+3.00%) due 12/31/2027	285,000	283,931

Advertising Sales — 0.2%
Clear Channel Outdoor Holdings, Inc. FRS BTL 3.71% (3 ML +3.50%) due 08/21/2026	591,000	567,571

Airlines — 1.2%
Aadvantage Loyalty LP, Ltd. FRS BTL coupon TBD due 04/20/2028	185,000	189,063
Mileage Plus Holdings LLC FRS Term B 6.25% (3 ML+5.25%) due 06/21/2027	1,615,000	1,714,592
WestJet Airlines, Ltd. FRS BTL-B 4.00% (6 ML+3.00%) due 12/11/2026	857,030	830,070

		2,733,725

Applications Software — 1.1%
Grab Holdings, Inc. FRS BTL-B 5.50% (6 ML+4.50%) due 01/29/2026	1,490,000	1,512,350
Realpage, Inc. FRS BTL coupon TBD due 02/17/2028	470,000	467,454
Weld North Education LLC FRS BTL-B Company Assets 4.75% (1 ML+4.00%) due 12/21/2027	458,850	457,703

		2,437,507

Auto-Heavy Duty Trucks — 0.5%
Navistar, Inc. FRS BTL-B 3.62% (1 ML+3.50%) due 11/06/2024	$1,153,122	$1,152,257

Auto/Truck Parts & Equipment-Original — 2.2%
Accuride Corp. FRS BTL 6.25% (3 ML+5.25%) due 11/17/2023	867,107	818,116
Clarios Global LP FRS BTL-B 3.36% (1 ML +3.25%) due 04/30/2026	880,169	875,035
Cooper-Standard Automotive, Inc. FRS BTL-B1 2.75% (1 ML+2.00%) due 11/02/2023	893,596	866,789
DexKo Global, Inc. FRS BTL-B 4.50% (3 ML+3.50%) due 07/24/2024	682,745	680,867
KPAE Finance Sub, Inc. FRS BTL-B 5.00% (3 ML+4.00%) due 10/28/2027	95,000	95,238
Tenneco, Inc. FRS BTL-B 3.11% (1 ML+3.00%) due 10/01/2025	1,320,419	1,284,107
Truck Hero, Inc. FRS BTL-B 4.50% (1 ML+3.75%) due 01/31/2028	365,000	364,283

		4,984,435

Beverages-Non-alcoholic — 0.1%
Triton Water Holdings, Inc. FRS BTL coupon TBD due 03/31/2028	275,000	273,772

Beverages-Wine/Spirits — 0.2%
Arterra Wines Canada, Inc. FRS BTL-B 4.25% (3 ML+3.50%) due 11/24/2027	418,950	418,775

Brewery — 0.1%
City Brewing Company LLC FRS BTL-B coupon TBD due 04/05/2028	130,000	129,675

Broadcast Services/Program — 1.4%
Diamond Sports Group LLC FRS BTL 3.36% (1 ML+3.25%) due 08/24/2026	985,000	688,680
iHeartCommunications, Inc. FRS BTL 3.11% (1 ML+3.00%) due 05/01/2026	1,520,069	1,500,796

63

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount	Value (Note 2)

LOANS(3)(4)(5) (continued)
Broadcast Services/Program (continued)
Univision Communications, Inc. FRS 1st Lien 2.86% (1 ML+2.75%) due 03/15/2024	$1,031,156	$1,022,455

		3,211,931

Building & Construction Products-Misc. — 0.3%
AZEK Co. LLC FRS BTL 3.25% (3 ML+2.50%) due 05/05/2024	490,267	489,531
CP Atlas Buyer, Inc. FRS BTL-B 4.25% (3 ML+3.75%) due 11/23/2027	205,000	203,495

		693,026

Building Products-Wood — 0.3%
84 Lumber Co. FRS BTL-B 3.75% (3 ML+3.00%) due 11/13/2026	139,650	139,301
LEB Holdings USA, Inc. FRS BTL-B 4.75% (3 ML+4.00%) due 11/02/2027	453,863	454,430

		593,731

Cable/Satellite TV — 0.5%
Radiate Holdco LLC FRS BTL 4.25% (1 ML+3.50%) due 09/25/2026	238,164	237,812
UPC Broadband Holdings BV FRS BTL-B2 3.61% (1 ML+3.50%) due 01/31/2029	505,000	503,197
UPC Broadband Holdings BV FRS BTL-B1 3.61% (1 ML+3.50%) due 01/31/2029	505,000	503,197

		1,244,206

Casino Hotels — 1.0%
Caesars Resort Collection LLC FRS BTL 4.61% (1 ML+4.50%) due 07/21/2025	522,375	522,767
CityCenter Holdings LLC FRS BTL-B 3.00% (1 ML+2.25%) due 04/18/2024	947,023	934,264
Golden Nugget, Inc. FRS BTL-B 3.25% (2 ML+2.50%) due 10/04/2023	733,840	721,915

		2,178,946

Casino Services — 0.5%
Aristocrat Leisure, Ltd. FRS BTL-B 4.75% (3 ML+3.75%) due 10/19/2024	$267,975	$268,645
CCM Merger, Inc. FRS BTL-B 4.50% (1 ML+3.75%) due 11/04/2025	274,000	273,486
Gateway Casinos & Entertainment, Ltd. FRS BTL 7.00% (3 ML+6.50%) due 12/01/2023(12)	550,684	541,185

		1,083,316

Cellular Telecom — 0.3%
Altice France SA FRS BTL-B13 4.20% (3 ML+4.00%) due 08/14/2026	635,375	631,722

Chemicals-Diversified — 1.1%
Ascend Performance Materials Operations LLC FRS BTL-B 5.50% (3 ML+4.75%) due 08/27/2026	408,788	413,813
Hexion, Inc. FRS BTL 3.74% (3 ML+3.50%) due 07/01/2026	625,356	624,965
INEOS Styrolution Group GmbH FRS BTL-B 3.25% (3 ML+2.75%) due 01/29/2026	410,000	408,155
Innophos Holdings, Inc. FRS BTL-B 3.61% (1 ML+3.50%) due 02/07/2027	826,650	824,067
NIC Acquisition Corp. FRS BTL 4.50% (6 ML+3.75%) due 12/29/2027	180,000	178,987

		2,449,987

Chemicals-Specialty — 1.2%
Aruba Investments Holdings LLC FRS BTL 4.75% (3 ML+4.00%) due 11/24/2027	340,000	340,000
Diamond BC BV FRS BTL 3.11% (1 ML+3.00%) due 09/06/2024	1,666,989	1,657,091
Zep, Inc. FRS BTL 5.00% (3 ML+4.00%) due 08/12/2024	738,225	730,228

		2,727,319

64

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount	Value (Note 2)

LOANS(3)(4)(5) (continued)
Commercial Services — 0.3%
Amentum Government Services Holdings LLC FRS BTL-B 5.50% (3 ML+4.75%) due 01/29/2027	$610,000	$609,238

Commercial Services-Finance — 0.3%
NAB Holdings LLC FRS BTL 4.00% (3 ML+3.00%) due 07/01/2024	621,795	618,686

Computer Services — 0.5%
Tempo Acquisition LLC FRS BTL-B 3.75% (1 ML+3.25%) due 11/02/2026	894,606	893,711
Virtusa Corp. FRS BTL-B 5.00% (1 ML+4.25%) due 02/11/2028	180,000	180,113

		1,073,824

Computers-Integrated Systems — 0.7%
Everi Payments, Inc. FRS BTL-B 3.50% (1 ML+2.75%) due 05/09/2024	975,151	968,296
Everi Payments, Inc. FRS BTL 11.50% (1 ML+10.50%) due 05/09/2024	54,588	57,044
NCR Corp. FRS BTL 2.72% (3 ML+2.50%) due 08/28/2026	525,590	521,648

		1,546,988

Consulting Services — 0.2%
Thoughtworks, Inc. FRS BTL-B 3.45% (3 ML+3.25%) due 03/23/2028	350,000	349,125

Containers-Metal/Glass — 1.4%
Anchor Glass Container Corp. FRS 1st Lien 3.75% (3 ML+2.75%) due 12/07/2023	1,045,733	920,681
Anchor Glass Container Corp. FRS BTL 6.00% (3 ML+5.00%) due 12/07/2023	381,125	338,248
Anchor Glass Container Corp. FRS 2nd Lien 8.75% (3 ML+7.75%) due 12/07/2024	265,333	132,667

Containers-Metal/Glass (continued)
Berlin Packaging LLC FRS 1st Lien 3.12% (3 ML +3.00%) due 11/07/2025	$713,718	$700,157
Mauser Packaging Solutions Holding, Co. FRS BTL 3.44% (3 ML+3.25%) due 04/03/2024	1,222,375	1,193,780

		3,285,533

Containers-Paper/Plastic — 1.1%
Fort Dearborn Holding Co., Inc. FRS 1st Lien 5.00% (1 ML+4.00%) due 10/19/2023	11,783	11,744
Fort Dearborn Holding Co., Inc. FRS 1st Lien 5.00% (3 ML+4.00%) due 10/19/2023	1,091,873	1,088,233
Patriot Container Corp. FRS 1st Lien 4.50% (1 ML+3.50%) due 03/20/2025	827,598	817,253
Trident TPI Holdings, Inc. FRS BTL-B1 4.00% (3 ML+3.00%) due 10/17/2024	605,354	598,733

		2,515,963

Cosmetics & Toiletries — 0.5%
Parfums Holding Co., Inc. FRS 1st Lien 4.11% (1 ML+4.00%) due 06/30/2024	1,184,688	1,171,360

Cruise Lines — 0.0%
Carnival Corp. FRS Term B 8.50% (1 ML+7.50%) due 06/30/2025	104,213	107,339

Data Processing/Management — 0.5%
Dun & Bradstreet Corp. FRS BTL 3.36% (1 ML +3.25%) due 02/06/2026	1,189,542	1,182,293

Diagnostic Kits — 0.2%
Ortho-Clinical Diagnostics SA FRS BTL 3.36% (1 ML+3.25%) due 06/30/2025	427,617	426,681

Distribution/Wholesale — 0.9%
Infinite Bidco LLC FRS 1st Lien 4.25% (3 ML+3.75%) due 03/02/2028	610,000	605,425
Infinite Bidco LLC FRS 2nd Lien 7.50% (3 ML+7.00%) due 03/02/2029	655,000	656,637

65

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount	Value (Note 2)

LOANS(3)(4)(5) (continued)
Distribution/Wholesale (continued)
Protective Industrial Products, Inc. FRS BTL 4.75% (1 ML+4.00%) due 01/20/2028	$510,000	$508,088
Resideo Funding, Inc. FRS BTL 2.75% (3 ML+2.25%) due 02/08/2028	190,000	189,525

		1,959,675

Diversified Minerals — 0.2%
Covia Holdings Corp. FRS BTL 5.00% (3 ML+4.00%) due 07/31/2026	398,569	385,117

E-Commerce/Products — 0.4%
CNT Holdings I Corp. FRS BTL 4.50% (6 ML+3.75%) due 11/08/2027	315,000	313,937
Rodan & Fields LLC FRS BTL 4.11% (1 ML+4.00%) due 06/16/2025	780,114	657,246

		971,183

E-Commerce/Services — 0.6%
Hoya Midco LLC FRS 1st Lien 4.50% (1 ML+3.50%) due 06/30/2024	834,869	817,128
Uber Technologies, Inc. FRS BTL-B 3.61% (1 ML+3.50%) due 02/16/2027	644,935	641,595

		1,458,723

Electric-Generation — 0.5%
Astoria Energy LLC FRS BTL-B 4.50% (3 ML+3.50%) due 12/10/2027	358,044	357,821
Hamilton Projects Acquiror LLC FRS BTL-B 5.75% (3 ML+4.75%) due 06/17/2027	718,191	719,268

		1,077,089

Electric-Integrated — 0.1%
PG&E Corp. FRS BTL-B 3.50% (3 ML+3.00%) due 06/23/2025	267,975	267,473

Electronics-Military — 0.4%
AI Convoy Luxembourg SARL FRS BTL-B 4.50% (6 ML+3.50%) due 01/17/2027	806,850	805,211

Engineering/R&D Services — 0.2%
TRC Cos, Inc. FRS BTL 5.25% (1 ML+4.50%) due 06/21/2024	$525,975	$525,318

Enterprise Software/Service — 2.5%
Applied Systems, Inc. FRS 1st Lien 3.50% (3 ML+3.00%) due 09/19/2024	585,000	582,624
Applied Systems, Inc. FRS 2nd Lien 6.25% (3 ML+5.50%) due 09/19/2025	295,000	295,492
Aston US Finco LLC FRS BTL-B 4.36% (3 ML+4.25%) due 10/09/2026	460,350	456,609
Boxer Parent Co., Inc. FRS BTL 3.86% (1 ML+3.75%) due 10/02/2025	861,304	856,899
Epicor Software Corp. FRS BTL 4.00% (1 ML+3.25%) due 07/30/2027	567,150	565,200
Greeneden US Holdings II LLC FRS BTL-B 4.75% (1 ML+4.00%) due 12/01/2027	460,000	459,655
Hyland Software, Inc. FRS BTL 4.25% (1 ML+3.50%) due 07/01/2024	646,684	645,516
Hyland Software, Inc. FRS BTL coupon TBD due 07/01/2024	100,000	99,819
Hyland Software, Inc. FRS 2nd Lien coupon TBD due 07/07/2025	95,000	95,000
Sophia L.P. FRS 1st Lien 4.50% (3 ML+3.75%) due 10/07/2027	623,438	622,324
UKG, Inc. FRS BTL 4.00% (4 ML+3.25%) due 05/04/2026	905,618	904,486
Ultimate Software Group, Inc. FRS 2nd Lien 7.50% (3 ML+6.75%) due 05/03/2027	105,000	107,494

		5,691,118

Finance-Credit Card — 0.5%
Blackhawk Network Holdings, Inc. FRS 1st Lien 3.11% (1 ML +3.00%) due 06/15/2025	499,616	491,587
Pi US Mergerco, Inc. FRS BTL 4.50% (1 ML+3.50%) due 01/03/2025	750,060	748,770

		1,240,357

66

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount	Value (Note 2)

LOANS(3)(4)(5) (continued)
Finance-Investment Banker/Broker — 0.5%
Deerfield Dakota Holding LLC FRS BTL 4.75% (1 ML+3.75%) due 04/09/2027	$1,147,009	$1,147,009

Food-Catering — 0.4%
TKC Holdings, Inc. FRS 1st Lien 4.75% (3 ML+3.75%) due 02/01/2023	978,593	954,536

Food-Confectionery — 0.7%
Shearer’s Foods LLC FRS BTL 4.25% (3 ML+3.50%) due 09/23/2027	1,570,493	1,567,222

Food-Dairy Products — 0.3%
Chobani LLC FRS BTL-B 4.50% (1 ML+3.50%) due 10/20/2027	671,625	670,618

Food-Flour & Grain — 0.3%
CHG PPC Parent LLC FRS BTL-B 2.86% (1 ML+2.75%) due 03/31/2025	584,091	575,330

Food-Misc./Diversified — 1.3%
Froneri US, Inc. FRS BTL 2.36% (1 ML+2.25%) due 01/29/2027	838,663	826,214
H-Food Holdings LLC FRS 1st Lien 3.80% (1 ML+3.69%) due 05/23/2025	953,050	943,122
Sigma Bidco BV FRS BTL-B2 3.26% (6 ML+3.00%) due 07/02/2025	1,199,564	1,184,869

		2,954,205

Gambling (Non-Hotel) — 0.4%
Scientific Games International, Inc. FRS BTL-B5 2.86% (1 ML+2.75%) due 08/14/2024	906,950	888,244

Home & Office Products — 0.1%
Ozark Holdings LLC FRS BTL-B 4.75% (1 ML+4.00%) due 12/16/2027	136,500	136,500

Hotels/Motels — 0.4%
Playa Resorts Holding BV FRS BTL 3.75% (1 ML+2.75%) due 04/29/2024	859,381	823,096

Housewares — 0.3%
Carlisle FoodService Products, Inc. FRS BTL 4.00% (6 ML+3.00%) due 03/20/2025	746,471	711,325

Human Resources — 0.6%
CHG Healthcare Services, Inc. FRS 1st Lien 4.00% (6 ML+3.00%) due 06/07/2023	$865,893	$862,917
Team Health Holdings, Inc. FRS 1st Lien 3.75% (1 ML+2.75%) due 02/06/2024	259,325	240,616
TTF Holdings LLC FRS BTL coupon TBD due 03/24/2028	240,000	238,800

		1,342,333

Insurance-Multi-line — 0.3%
Acrisure LLC FRS BTL-B 3.70% (3 ML +3.50%) due 02/15/2027	693,249	684,008

Insurance-Property/Casualty — 0.6%
Sedgwick Claims Management Services, Inc. FRS BTL 3.36% (1 ML+3.25%) due 12/31/2025	1,293,691	1,274,084

Internet Content-Information/News — 0.4%
Pug LLC FRS BTL 3.61% (1 ML+3.50%) due 02/12/2027	922,174	888,745

Internet Financial Services — 0.1%
Acuris Finance US, Inc. FRS BTL-B 4.50% (3 ML+4.00%) due 02/16/2028	165,000	164,691

Internet Gambling — 0.0%
Golden Nugget, Inc. FRS BTL 13.00% (3 ML+12.00%) due 10/04/2023	55,000	62,425

Internet Infrastructure Software — 0.2%
Barracuda Networks, Inc. FRS 1st Lien 4.50% (3 ML+3.75%) due 02/12/2025	532,315	530,984

Leisure Games — 0.1%
ECL Entertainment LLC FRS BTL coupon TBD due 03/31/2028	185,000	183,150

Leisure Products — 0.1%
Enterprise Development Authority FRS BTL-B coupon TBD due 02/18/2028	215,000	215,538

Machinery-Electrical — 1.3%
Alliance Laundry Systems LLC FRS BTL-B 4.25% (3 ML+3.50%) due 10/08/2027	623,438	621,489

67

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount	Value (Note 2)

LOANS(3)(4)(5) (continued)
Machinery-Electrical (continued)
Brookfield WEC Holdings, Inc. FRS BTL 3.25% (1 ML+2.75%) due 08/01/2025	$1,590,164	$1,575,115
Vertiv Group Corp. FRS BTL-B 2.87% (1 ML+2.75%) due 03/02/2027	851,416	844,765

		3,041,369

Machinery-General Industry — 0.1%
DXP Enterprises, Inc. FRS BTL 5.75% (1 ML+4.75%) due 12/16/2027	274,313	273,627

Machinery-Pumps — 1.2%
CIRCOR International, Inc. FRS BTL-B 4.25% (1 ML +3.25%) due 12/11/2024	880,000	869,367
Star US Bidco LLC FRS BTL-B 5.25% (1 ML+4.25%) due 03/17/2027	923,025	913,218
Titan Acquisition, Ltd. FRS BTL 3.27% (6 ML+3.00%) due 03/28/2025	1,104,425	1,081,186

		2,863,771

Medical Information Systems — 0.8%
Athenahealth, Inc. FRS BTL 4.45% (3 ML+4.25%) due 02/11/2026	315,000	315,262
Azalea Topco, Inc. FRS BTL 5.00% (3 ML+4.00%) due 07/24/2026	164,588	164,656
Emerald TopCo, Inc. FRS BTL 3.71% (3 ML+3.50%) due 07/24/2026	522,050	517,972
Navicure, Inc. FRS BTL-B 4.11% (1 ML+4.00%) due 10/22/2026	723,348	722,444
Project Ruby Ultimate Parent Corp. FRS BTL 4.00% (3 ML+3.25%) due 03/03/2028	205,000	203,975

		1,924,309

Medical Labs & Testing Services — 1.1%
Envision Healthcare Corp. FRS 1st Lien 3.86% (1 ML+3.75%) due 10/10/2025	819,312	704,040
eResearchTechnology, Inc. FRS BTL 5.50% (1 ML+4.50%) due 02/04/2027	833,700	833,570

Medical Labs & Testing Services (continued)
eResearchTechnology, Inc. FRS BTL coupon TBD due 02/04/2027	$75,000	$74,988
Phoenix Guarantor, Inc. FRS BTL-B coupon TBD due 03/05/2026	730,000	724,753
Phoenix Guarantor, Inc. FRS BTL-B2 4.25% (1 ML+3.75%) due 03/05/2026	229,425	227,776

		2,565,127

Medical Products — 0.8%
CPI Holdco LLC FRS BTL 4.11% (1 ML+4.00%) due 11/04/2026	460,649	460,764
Viant Medical Holdings, Inc. FRS 1st Lien 3.86% (1 ML+3.75%) due 07/02/2025	1,492,710	1,442,331

		1,903,095

Medical-HMO — 0.8%
One Call Corp. FRS 1st Lien 6.25% (3 ML+5.25%) due 11/27/2022	1,867,040	1,855,371

Medical-Hospitals — 1.4%
Accelerated Health Systems LLC FRS BTL 3.61% (1 ML+3.50%) due 10/31/2025	865,088	859,681
AHP Health Partners, Inc. FRS BTL 4.75% (3 ML+3.75%) due 06/30/2025	971,392	971,797
Pluto Acquisition I, Inc. FRS BTL-B 5.50% (1 ML+5.00%) due 06/22/2026	299,250	298,502
RegionalCare Hospital Partners Holdings, Inc. FRS BTL-B 3.86% (1 ML+3.75%) due 11/16/2025	728,120	725,921
Surgery Center Holdings, Inc. FRS BTL 4.25% (1 ML +3.25%) due 09/03/2024	267,231	264,415
Surgery Center Holdings, Inc. FRS BTL-B 9.00% (1 ML+8.00%) due 09/03/2024	198,000	199,980

		3,320,296

Medical-Outpatient/Home Medical — 0.2%
Gentiva Health Services, Inc. FRS BTL 2.88% (1 ML+2.75%) due 07/02/2025	457,245	454,006

68

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount	Value (Note 2)

LOANS(3)(4)(5) (continued)
Medical-Wholesale Drug Distribution — 0.7%
Milano Acquisition Corp. FRS BTL-B coupon TBD due 10/01/2027	$205,000	$203,890
Milano Acquisition Corp. FRS BTL-B 4.75% (3 ML +4.00%) due 10/01/2027	872,813	868,084
Packaging Coordinators Midco, Inc. FRS BTL 4.50% (3 ML+3.75%) due 11/30/2027	425,000	424,469

		1,496,443

Metal Processors & Fabrication — 0.2%
ASP Navigate Acquisition Corp. FRS BTL 5.50% (3 ML+4.50%) due 10/06/2027	364,088	363,177

Non-Hazardous Waste Disposal — 0.2%
GFL Environmental, Inc. FRS BTL 3.50% (3 ML+3.00%) due 05/30/2025	571,382	571,178

Oil Companies-Exploration & Production — 0.2%
Fieldwood Energy LLC FRS 1st Lien 7.50% (USFRBPLR+4.25%) due 04/11/2022†(6)(7)	1,085,382	412,445

Oil Refining & Marketing — 0.4%
CITGO Holding, Inc. FRS BTL 8.00% (3 ML+7.00%) due 08/01/2023	261,025	250,258
CITGO Petroleum Corp. FRS BTL-B 7.25% (3 ML+6.25%) due 03/28/2024	655,218	656,036

		906,294

Paper & Related Products — 0.8%
Klockner Pentaplast of America, Inc. FRS BTL coupon TBD due 02/12/2026	955,000	950,822
Schweitzer-Mauduit International, Inc. FRS BTL-B coupon TBD due 01/27/2028	925,000	920,375

		1,871,197

Pharmacy Services — 0.2%
Sunshine Luxembourg VII SARL FRS BTL-B3 coupon TBD due 10/01/2026	570,000	569,185

Pipelines — 0.4%
Medallion Midland Acquisition LLC FRS BTL 4.25% (1 ML+3.25%) due 10/30/2024	$703,285	$689,658
Traverse Midstream Partners LLC FRS BTL 6.50% (1 ML+5.50%) due 09/27/2024	332,935	330,438

		1,020,096

Pollution Control — 0.5%
Filtration Group Corp. FRS BTL 3.11% (1 ML+3.00%) due 03/29/2025	926,613	912,907
Filtration Group Corp. FRS BTL 4.50% (1 ML+3.75%) due 03/29/2025	333,325	332,742

		1,245,649

Professional Sports — 0.5%
UFC Holdings LLC FRS BTL-B 3.75% (6 ML+3.00%) due 04/29/2026	1,045,745	1,040,952

Publishing-Books — 0.3%
McGraw Hill LLC FRS BTL-B 5.75% (3 ML+4.75%) due 11/01/2024	708,652	706,627

Research & Development — 0.3%
Parexel International Corp. FRS BTL-B 2.84% (1 WL+2.75%) due 01/26/2028	750,000	744,375

Retail-Arts & Crafts — 0.3%
Michaels Stores, Inc. FRS BTL-B 4.25% (1 ML+3.50%) due 10/01/2027	728,004	726,184

Retail-Bedding — 0.3%
Serta Simmons Bedding LLC FRS 1st Lien 4.50% (3 ML+3.50%) due 11/08/2023	940,800	607,286

Retail-Pet Food & Supplies — 0.3%
Petco Animal Supplies, Inc. FRS BTL-B 4.00% (3 ML+3.25%) due 03/03/2028	480,000	477,771
PetSmart, Inc. FRS BTL-B 4.50% (3 ML +3.75%) due 02/12/2028	150,000	149,750

		627,521

69

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Principal Amount	Value (Note 2)

LOANS(3)(4)(5) (continued)
Retail-Sporting Goods — 0.7%
Great Outdoors Group LLC FRS BTL-B 5.00% (6 ML+4.25%) due 03/06/2028	$1,690,763	$1,687,944

Rubber/Plastic Products — 0.9%
Gates Global LLC FRS BTL-B3 3.50% (1 ML+2.75%) due 03/31/2027	994,621	991,513
KPEX Holdings, Inc. FRS 1st Lien 4.25% (3 ML+3.25%) due 01/31/2025	653,316	620,447
US Farathane LLC FRS BTL-B coupon TBD due 12/23/2024	331,830	329,755
US Farathane LLC FRS BTL-B 4.43% (3 ML+4.25%) due 12/23/2024	184,526	183,373

		2,125,088

Satellite Telecom — 0.6%
Intelsat Jackson Holdings SA FRS BTL-B3 8.00% (USFRBPLR+4.75%) due 11/27/2023(6)	840,000	852,250
Intelsat Jackson Holdings SA FRS BTL-B5 8.63% (1 ML+8.63%) due 01/02/2024(6)	541,000	550,017

		1,402,267

Semiconductor Equipment — 0.2%
Ultra Clean Holdings, Inc. FRS BTL-B coupon TBD due 08/27/2025	347,813	347,813

Soap & Cleaning Preparation — 0.3%
Kronos Acquisition Holdings, Inc. FRS BTL-B 4.25% (3 ML+3.75%) due 12/22/2026	698,250	687,340

Storage/Warehousing — 0.2%
Pods, LLC BTL-B coupon TBD due 03/31/2028	345,000	343,131

Technology Services — 0.5%
Ion Trading Finance Ltd. FRS BTL coupon TBD due 03/26/2028	235,000	234,706
Peraton Corp. FRS BTL-B 4.50% (3 ML+3.75%) due 02/01/2028	339,867	339,300

Technology Services (continued)
Peraton Corp. FRS Delayed Draw coupon TBD due 02/01/2028(13)	$598,133	$597,137

		1,171,143

Telecom Services — 0.5%
Securus Technologies Holdings LLC FRS 1st Lien 5.50% (3 ML+4.50%) due 11/01/2024	533,621	491,932
West Corp. FRS BTL-B 5.00% (3 ML+4.00%) due 10/10/2024	668,525	645,753

		1,137,685

Telecommunication Equipment — 0.3%
Plantronics, Inc. FRS BTL-B 2.61% (1 ML+2.50%) due 07/02/2025	673,066	663,331

Telephone-Integrated — 0.5%
Consolidated Communications, Inc. FRS BTL-B 5.75% (1 ML+4.75%) due 10/02/2027	406,983	406,779
Zayo Group Holdings, Inc. FRS BTL 3.11% (1 ML+3.00%) due 03/09/2027	854,816	847,183

		1,253,962

Veterinary Diagnostics — 0.3%
PetVet Care Centers LLC FRS BTL 4.25% (1 ML+3.50%) due 02/14/2025	724,406	721,464

Vitamins & Nutrition Products — 0.4%
Milk Specialties Co. FRS BTL 5.00% (1 ML+4.00%) due 08/16/2023	947,352	945,772

Total Loans
(cost $116,032,833)		114,434,689

COMMON STOCKS — 0.6%
Advertising Sales — 0.1%
Clear Channel Outdoor Holdings, Inc.†	56,198	101,156

Auto/Truck Parts & Equipment-Original — 0.0%
Lear Corp.	54	9,788

E-Commerce/Products — 0.1%
MYT Holding LLC, Class B†(8)	57,605	299,546

70

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)
Housewares — 0.0%
Libbey Glass LLC†(8)	26,762	$39,474

Mining Services — 0.1%
Covia Holdings Corp.(8)	39,560	311,535

Radio — 0.2%
iHeartMedia, Inc., Class A†	23,870	433,241
iHeartMedia, Inc., Class B†(8)	29	526

		433,767

Retail-Regional Department Stores — 0.1%
NMG Parent LLC†(8)	2,559	179,130

Total Common Stocks
(cost $1,692,045)		1,374,396

PREFERRED SECURITIES/CAPITAL SECURITIES — 0.2%
Finance-Leasing Companies — 0.2%
Capital Farm Credit ACA 5.00% due 03/15/2026* (cost $465,000)	$465,000	475,463

ESCROWS AND LITIGATION TRUSTS — 0.0%
Venture Holdings Co. LLC Company Guar. Notes 11.00% due 06/01/2007†(6)	550,000	0
Paragon Offshore Finance Co. FRS Escrow Loans 5.00% (USFRBPLR+1.75%) due 07/18/2021†(9)	1,745	0
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. Escrow Notes 11.50% due 10/01/2020*†(9)	1,667,835	1,335
Mesquite Energy, Inc. Senior Sec. Notes 7.25% due 07/15/2023*†	405,000	506
Hellas Telecommunications Luxembourg II SCA Sub. Notes 6.26% due 01/15/2015*†(2)(6)(9)	1,025,000	0
ION Media Networks, Inc.†(9)	660	7,937
Vistra Energy Corp. CVR†(8)	27,942	30,652

Total Escrows And Litigation Trusts
(cost $1,603,376)		40,430

Total Long-Term Investment Securities
(cost $229,228,934)		229,203,269

SHORT-TERM INVESTMENT SECURITIES — 2.2%
Registered Investment Companies — 2.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.04%(10) (cost $5,059,410)	5,059,410	$5,059,410

TOTAL INVESTMENTS
(cost $234,288,344)	102.1%	234,262,679
Liabilities in excess of other assets	(2.1)	(4,874,292)

NET ASSETS	100.0%	$229,388,387

*

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At March 31, 2021, the aggregate value of these securities was $87,602,918 representing 38.2% of net assets.

†	Non-income producing security
(1)	PIK (“Payment-in-Kind”) security — Income may be paid in additional securities or cash at the discretion of the issuer. The security is currently paying interest in cash at the coupon rate listed.
(2)	Security in default of interest and principal at maturity.
(3)	Senior loans in the Fund are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(4)

The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”) or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.

(5)	All loans in the Fund were purchased through assignment agreements unless otherwise indicated.
(6)	Company has filed for bankruptcy protection.
(7)	Loan is in default of interest payment.
(8)

Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 2. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility

71

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2021 — (continued)

than securities for which secondary markets exist. As of March 31, 2021, the Fund held the following restricted securities:

Description	Acquisition Date	Shares	Acquisition Cost	Value	Value Per Share	% of Net Assets
Common Stocks
Covia Holdings Corp.	02/21/2018	39,560	$343,328	$311,535	$7.88	0.14%
iHeartMedia, Inc., Class B	05/07/2019	29	522	526	18.15	0.00
Libbey Glass LLC	12/11/2020	26,762	104,657	39,474	1.48	0.02
MYT Holding LLC	11/20/2017	10,532	0
	02/14/2018	35,731	0
	09/17/2018	11,129	0
	10/19/2020	213	0

		57,605	0	299,546	5.20	0.13

NMG Parent LLC	11/20/2017	37	68,915
	02/14/2018	127	239,200
	09/17/2018	39	81,283
	12/11/2020	2,356	180,333

		2,559	569,731	179,130	70.00	0.08

Escrows and Litigation Trusts
Vistra Energy Corp. CVR	10/06/2016	27,942	0	30,652	1.10	0.01

				$860,863		0.38%

(9)	Securities classified as Level 3 (see Note 2).
(10)	The rate shown is the 7-day yield as of March 31, 2021.
(11)	See Note 5 for cost of investments on a tax basis.
(12)

PIK (“Payment-in-Kind”) security-Income may be paid in additional securities or cash at the discretion of the issuer. The security is currently paying interest in cash at 4.50%. The security is also currently paying interest in the form of additional loans at 3.00%.

(13)	All or a portion of this holding is subject to unfunded loan commitments.
BTL —	Bank Term Loan
CVR —	Contingent Value Rights
TBD —

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to the settlement.

FRS —	Floating Rate Security

The rates shown on FRS are the current interest rates at March 31, 2021 and unless noted otherwise, the dates shown are the original maturity dates.

Index Legend

1	ML — 1 Month USD Libor
1	WL — 1 Week USD Libor
2	ML — 2 Month USD Libor
3	ML — 3 Month USD Libor
6	ML — 6 Month USD Libor
USFRBPLR —	US Federal Reserve Bank Prime Loan Rate

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2021 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*

U.S. Corporate Bonds & Notes	$—	$96,742,271	$—	$96,742,271
Foreign Corporate Bonds & Notes	—	16,136,020	—	16,136,020
Loans	—	114,434,689	—	114,434,689
Common Stocks:
Radio	433,241	526	—	433,767
Other Industries	110,944	829,685	—	940,629
Preferred Securities/Capital Securities	—	475,463	—	475,463
Escrows and Litigation Trusts	—	31,158	9,272	40,430
Short-Term Investment Securities	5,059,410	—	—	5,059,410

Total Investments at Value	$5,603,595	$228,649,812	$9,272	$234,262,679

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund. There were no material Level 3 transfers during the reporting period.

See Notes to Financial Statements

72

SunAmerica Income Funds

NOTES TO FINANCIAL STATEMENTS — March 31, 2021

Note 1. Organization

The SunAmerica Income Funds (the “Trust”) is a diversified open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of three different series (each, a “Fund” and collectively, the “Funds”). Each Fund is a separate series of the Trust with distinct investment objectives and/or strategies. Each Fund is managed by SunAmerica Asset Management, LLC (the “Adviser” or “SunAmerica”), an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). An investor may invest in one or more of the following Funds: AIG U.S. Government Securities Fund (“U.S. Government Securities Fund”), AIG Strategic Bond Fund (“Strategic Bond Fund”), and AIG Flexible Credit Fund (“Flexible Credit Fund”). The Funds are considered to be separate entities for financial and tax reporting purposes.

The investment goals and principal investment techniques for each of the Funds are as follows:

U.S. Government Securities Fund seeks high current income consistent with relative safety of capital by the active trading of U.S. Government securities, without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund’s net assets plus any borrowing for investment purposes will be invested in such securities.

Strategic Bond Fund seeks a high level of total return by the active trading of a broad range of bonds, including both investment grade and non-investment grade U.S. and foreign bonds (which may include “junk bonds”), U.S. and foreign government and agency obligations, and mortgage-backed securities, without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund’s net assets plus any borrowing for investment purposes will be invested in bonds.

Flexible Credit Fund seeks a high level of total return by the active trading in credit instruments. Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in credit instruments and derivative instruments and exchange-traded funds (“ETFs”) that are linked to, or provide investment exposure to, credit instruments. The Fund considers a credit instrument to be any debt instrument or instrument with debt-like characteristics, including but not limited to, corporate and sovereign bonds, secured floating rate loans and other institutionally traded secured floating rate debt obligations (“Loans”), and securitized instruments, which are securities backed by pools of assets such as mortgages, loans, or other receivables. The credit instruments in which the Fund intends to primarily invest are U.S. and non-U.S. below investment grade, high yield bonds (commonly referred to as “junk bonds”) and Loans.

Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statements of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in amounts of $250,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within one year of purchase.

Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares convert automatically to Class A shares on the first business day of the month following the eighth anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

Class C shares are offered at net asset value per share without an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase. Effective September 30, 2020, Class C shares will convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

Class W shares are offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions except as may otherwise be provided in the Trust’s registration statement. Class A, Class B and Class C shares each makes distribution and account maintenance and service fee payments under the distribution plan pursuant to Rule 12b-1 under the Investment Company Act of

73

SunAmerica Income Funds

NOTES TO FINANCIAL STATEMENTS — March 31, 2021 — (continued)

1940, as amended (the “1940 Act”), with Class B and Class C shares being subject to higher distribution fee rates. Class W shares have not adopted 12b-1 Plans and make no payments thereunder, however, Class W shares pay a service fee to the Funds’ distributor for administrative and shareholder services.

Indemnifications: The Trust’s organizational documents provide current and former officers and trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the “Disinterested Trustees”), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business, the Trust enters into contracts that contain the obligation to indemnify others. The Trust’s maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The Funds are considered investment companies under GAAP and follow the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

Security Valuation: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees (“the Board”), etc.)

Level 3 — Significant unobservable inputs (includes inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

74

SunAmerica Income Funds

NOTES TO FINANCIAL STATEMENTS — March 31, 2021 — (continued)

The summary of each Fund’s asset and liabilities classified in the fair value hierarchy as of March 31, 2021 is reported on a schedule at the end of each Fund’s Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and a Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices and when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds, debentures and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service, and are generally categorized as Level 2. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Senior floating rate loans (“Loans”) are valued at the average of available bids in the market for such Loans, as provided by a Board-approved loan pricing service, and are generally categorized as Level 2.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in registered investment companies are generally categorized as Level 1.

Forward foreign currency contracts (“forward contracts”) are valued at the 4:00 p.m. Eastern Time forward rate and are generally categorized as Level 2.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market and are generally categorized as Level 1 or Level 2.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the

75

SunAmerica Income Funds

NOTES TO FINANCIAL STATEMENTS — March 31, 2021 — (continued)

Trust’s fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Derivative Instruments:

Forward Foreign Currency Contracts: During the period, the Strategic Bond Fund used forward contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates.

A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by a Fund as unrealized appreciation or depreciation. On the settlement date, a Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks to the Funds of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, a Fund’s loss will generally consist of the net amount of contractual payments that the Fund has not yet received though the Fund’s maximum exposure due to counterparty risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reported on the Statements of Assets and Liabilities. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

Forward foreign currency contracts outstanding at the end of the period, if any, are reported on a schedule at the end of each Fund’s Portfolio of Investments.

Master Agreements: Certain Funds that hold derivative instruments and other financial instruments may be a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements or similar agreements (“Master Agreements”) with certain counterparties that govern certain instruments. Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by the Fund and applicable counterparty. Collateral requirements are generally determined based on a Fund’s net position with each counterparty. Master Agreements may also include certain provisions that require a Fund to post additional collateral upon the occurrence of certain events, such as when a Fund’s net assets fall below a specified level. In addition, Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to a Fund may also occur upon a decline in the Fund’s net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty’s long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty’s credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Fund’s counterparties to elect early termination could cause a Fund to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to a Fund’s financial statements. The Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Asset and Liabilities.

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NOTES TO FINANCIAL STATEMENTS — March 31, 2021 — (continued)

The following tables represent the value of derivatives held as of March 31, 2021, by their primary underlying risk exposure. The derivative contracts held during the period are not accounted for as hedging instruments under GAAP. For a detailed presentation of derivatives held as of March 31, 2021, please refer to the schedule at the end of each Fund’s Portfolio of Investments.

	Asset Derivatives	Liability Derivatives
	Foreign Forward Exchange Contracts	Foreign Forward Exchange Contracts
Fund	Foreign Exchange Contracts(1)	Foreign Exchange Contracts(2)
Strategic Bond	$597,934	$33,150

Statement of Assets and Liabilities Location:

(1)	Unrealized appreciation on forward foreign currency contracts
(2)	Unrealized depreciation on forward foreign currency contracts

	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
	Foreign Forward Exchange Contracts	Foreign Forward Exchange Contracts
Fund	Foreign Exchange Contracts(1)	Foreign Exchange Contracts(2)
Strategic Bond	$(1,568,282)	$373,925

Statement of Operations Location:

(1)	Net realized gain (loss) on forward contracts
(2)	Change in unrealized appreciation (depreciation) on forward contracts

The following table represents the average monthly balances of derivatives held during the year ended March 31, 2021:

Average Amount Outstanding During the Year
Fund	Foreign Exchange Contracts(1)
Strategic Bond	$22,869,997

(1)	Amounts represent notional amounts in US dollars.

The following tables set forth the Funds’ derivative assets and liabilities by counterparty, net of amounts available for offset under Master Agreements and net of the related collateral pledged/(received) as of March 31, 2021. The repurchase agreements held by the Funds as of March 31, 2021, are also subject to Master Agreements but are not included in the following tables. See the Portfolio of Investments of each Fund and the Notes to the Financial Statements for more information about the Funds’ holdings in repurchase agreements.

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	Strategic Bond Fund
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Forward Foreign Currency Contracts	OTC Swaps	Options Purchased	Total	Forward Foreign Currency Contracts	OTC Swaps	Options Written	Total	Net Derivative Assets (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount(3)
JPMorgan Chase Bank N.A	$597,934	$—	$—	$597,934	$33,150	$—	$—	$33,150	$564,784	$—	$564,784

(1)	Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)	For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)	Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.

Mortgage-Backed Dollar Rolls: Certain Funds may enter into dollar rolls using “to be announced” (“TBA”) mortgage-backed securities (“TBA Rolls”). TBA Roll transactions involve the sale of mortgage or other asset backed securities with the commitment to purchase substantially similar securities on a specified future date. The Funds’ policy is to record the components of TBA Rolls as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. TBA Roll transactions involve the risk that the market value of the securities held by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a TBA Roll transaction files bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Mortgage-Backed Dollar Rolls outstanding at the end of the period, if any, are included in investments purchased/sold on an extended settlement basis in the Statement of Assets and Liabilities.

When-Issued Securities and Forward Commitments: Certain Funds may purchase or sell when-issued securities (including TBA securities) that have been authorized, but not yet issued in the market. In addition, a Fund may purchase or sell securities on a forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The Funds may engage in when-issued or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a when-issued or forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Securities purchased or sold on a when-issued or forward commitment basis outstanding at the end of the period, if any, are included in investments purchased/sold on an extended settlement basis in the Statement of Assets and Liabilities.

Loans: The Fund invests in senior loans which generally consist of direct debt obligations of companies (collectively, “Borrowers”), primarily U.S. companies and their affiliates, undertaken to finance the growth of the Borrower’s business internally and externally, or to finance a capital restructuring. Transactions in senior loans may settle on a delayed basis. Unsettled loans at the end of the period, if any, are included in investments purchased/sold on an extended settlement basis in the Statement of Assets and Liabilities.

Stripped Mortgage-Backed Securities: Stripped Mortgage-Backed Securities (“SMBS”) are multiple-class mortgage-backed securities. SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Fund invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Fund’s yield.

Inflation-Indexed Bonds: Certain Funds may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and certain other issuers use a structure that reflects inflation in the principal value of the bond. Other issuers pay out any inflation related accruals as part of a semiannual coupon. The value of inflation-indexed bonds is expected to change in

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response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rates minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value. Coupon payments received from inflation-indexed bonds are recorded in the Statements of Operations as interest income. In addition, any increase or decrease in the principal amount of an inflation-indexed bond will be recorded in the Statements of Operations as an increase or decrease to interest income, even though principal is not paid until maturity.

Repurchase Agreements: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission (“SEC”), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Trust’s custodian takes possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. Paydown gains and losses on mortgage and asset-backed securities are recorded as components of interest income on the Statements of Operations. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities.

Realized gains and losses on the sale of investments are calculated on the identified cost basis. Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates.

Income and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the relative value of dividend-eligible shares after adjusting for the current capital share activity of the respective class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative value of outstanding shares after adjusting for the current capital share activity of the respective class.

Expenses common to all Funds are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

Dividends from net investment income are accrued daily and paid monthly. Capital gain distributions, if any, are paid annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The Funds reserve the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

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NOTES TO FINANCIAL STATEMENTS — March 31, 2021 — (continued)

Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. The Funds federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates.

LIBOR Risk: A fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. On March 5, 2021, the FCA and LIBOR’s administrator announced that most LIBOR settings will no longer be published after June 30, 2023. Such announcements indicate that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed. These announcements and any additional regulatory or market changes may have an adverse impact on a fund or its investments.

Regulators and market participants are working together to identify or develop successor Reference Rates. It is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through market wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to a fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates, and these changes could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a fund’s performance and/or net asset value.

New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13 “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement”. The ASU eliminates, modifies, and adds disclosure requirements for fair value measurements and is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Adoption of the ASU had no material impact on the Funds.

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In March 2020, the FASB issued ASU No. 2020-04 “Facilitation of the Effects of Reference Rate Reform on Financial Reporting”, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank offered based reference rates at of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is evaluating the potential impact of ASU 2020-04 on the financial statements.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule became effective on March 8, 2021 and has a compliance date of September 8, 2022 (eighteen months following the effective date). Management is currently evaluating the Rule and its impact to the Fund.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the “Agreement”) with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of a Fund’s portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds’ books and records, and pays the salaries and expenses of all personnel, including officers of the Funds, who are employees of SunAmerica and its affiliates.

The Funds pay SunAmerica a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund’s average daily net assets:

Fund	Assets	Management Fees
U.S. Government Securities	$0 - $200 million	0.650%
	> $200 million	0.620
	> $400 million	0.550
Strategic Bond(1)	$0 - $350 million	0.650
	> $350 million	0.600
Flexible Credit(2)	$0 - $200 million	0.750
	> $200 million	0.720
	> $400 million	0.550

(1)

The Advisor contractually agreed to waive its advisory fee with respect to the AIG Strategic Bond Fund through July 31, 2021, and from year to year thereafter provided such continuance is agreed to by the Advisor and approved by a majority of the Disinterested Trustees, so that the advisory fee payable by the Fund to the Advisor under the agreement equals 0.38% on the first $350 million and 0.33% above $350 million of average daily net assets.

(2)

The Advisor contractually agreed to waive its advisory fee with respect to the AIG Flexible Credit Fund through July 31, 2021, and from year to year thereafter provided such continuance is agreed to by the Advisor and approved by a majority of the Disinterested Trustees, so that the advisory fee payable by the Fund to the Advisor under the agreement equals 0.34% of average daily net assets.

For the year ended March 31, 2021 the amount of investment advisory fees waived for Strategic Bond Fund and Flexible Credit Fund were $931,880 and $1,013,458, respectively. These amounts are reflected in the Statement of Operations.

The organizations described below act as subadvisers to the Trust and certain of its Funds pursuant to Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the subadvisers manage the investment and reinvestment of the assets of the respective Funds for which they are responsible.

Each of the subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trust’s Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers’ fees.

Subadviser	Fund
PineBridge Investments, LLC	Strategic Bond
Newfleet Asset Management, LLC	Flexible Credit

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NOTES TO FINANCIAL STATEMENTS — March 31, 2021 — (continued)

SunAmerica has contractually agreed to waive fees and/or reimburse expenses, to the extent necessary to cap the Funds’ annual fund operating expenses at the following percentages of each Fund’s average net assets. For the purposes of waived fees and/or reimbursed expense calculations, annual Fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired Fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of a Fund’s business. The contractual fee waivers and expense reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Disinterested Trustees.

Fund	Percentage
U.S. Government Securities Class A	0.99%
U.S. Government Securities Class C	1.64
Strategic Bond Class A	1.40
Strategic Bond Class B	2.05
Strategic Bond Class C	2.05
Strategic Bond Class W	1.20
Flexible Credit Class A	1.45
Flexible Credit Class C	2.10
Flexible Credit Class W	1.25

For the U.S. Government Securities Fund, any contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Fund within two years after the occurrence of the waivers and/or reimbursements, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made.

For the year ended March 31, 2021, pursuant to the contractual expense limitations in the above tables SunAmerica has waived and/or reimbursed expenses as follows:

Fund	Other Expenses Reimbursed
U.S. Government Securities	$233,500

Fund	Class Specific Expenses
U.S. Government Securities Class A	$295,801
U.S. Government Securities Class C	42,882

At March 31, 2021, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment and expire during the time period indicated are as follows:

	Other Expenses Reimbursed
Fund	March 31, 2022	March 31, 2023
U.S. Government Securities	$213,543	$233,500

	Class Specific Expenses Reimbursed
Fund	March 31, 2022	March 31, 2023
U.S. Government Securities Class A	$295,607	$295,801
U.S. Government Securities Class C	37,873	42,882

The Trust, on behalf of each Fund, has entered into a Distribution Agreement with AIG Capital Services, Inc. (“ACS” or “Distributor”), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of each Class (other than Class W shares of the Strategic Bond and Flexible Credit Funds), in accordance with the provisions of Rule 12b-1 under the 1940 Act (each, a “Plan,” and collectively, the “Plans”), hereinafter referred to as the “Class A Plan,” the “Class B Plan” and the “Class C Plan.” In adopting the Class A Plan, the Class B Plan and the Class C Plan, the Trustees determined that there was a reasonable

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likelihood that each such Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

The Class A, Class B and Class C Plans provide that the Trust, on behalf of the respective classes, shall pay the Distributor a distribution fee at an annual rate of up to 0.10%, 0.75% and 0.75%, of average daily net assets of such Fund’s Class A, Class B and Class C shares, respectively, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year, the amount paid to the Distributor under the Class A Plan, Class B Plan or Class C Plan may exceed the Distributor’s distribution costs as described above. Except for Class W shares of the Strategic Bond and Flexible Credit Funds, the Plans also provide that each class of shares of the Trust will also pay the Distributor an account maintenance fee at the annual rate of up to 0.25% of the aggregate average daily net assets of such class of shares to compensate the Distributor and securities firms for account maintenance activities. The Distributor does not receive or retain any distribution and/or account maintenance fees for any shares when the shareholder does not have a broker of record. For the year ended March 31, 2021, ACS received fees as reflected in the Statements of Operations based on the aforementioned rates.

The Trust, on behalf of the Strategic Bond and Flexible Credit Funds, has entered into an Administrative and Shareholder Services Agreement with ACS, pursuant to which ACS is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing additional shareholder services to Class W shareholders. The Distributor does not receive or retain any distribution and/or account maintenance fees for any shares when the shareholder does not have a broker of record. For the year ended March 31, 2021, ACS earned fees as reflected in the Statements of Operations based on the aforementioned rate.

ACS receives sales charges on each Fund’s Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. ACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of Class A, Class B and Class C shares. ACS has advised the Funds that for the year ended March 31, 2021, the proceeds received from Class A sales (and paid out to affiliated and non-affiliated broker-dealers) and Class A, Class B and Class C redemptions were as follows:

	Class A				Class B	Class C
Fund	Sales Charges	Affiliated Broker-dealers	Non-affiliated Broker-dealers	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges
U.S. Government Securities	$21,629	$5,212	$10,770	$—	$—	$2,917
Strategic Bond	101,078	29,040	47,634	11	78,301	6,514
Flexible Credit	88,139	2,101	65,348	—	—	2,575

The Trust has entered into a Service Agreement with AIG Fund Services, Inc. (“AFS”), an affiliate of the Adviser. Under the Service Agreement, AFS performs certain shareholder account functions by assisting the Funds’ transfer agent, DST Asset Manager Solutions, Inc. (“DST”) in connection with the services that it offers to the shareholders of the Funds. The Service Agreement permits the Funds to compensate AFS for services rendered, based upon an annual rate of 0.22% of average daily net assets, which is approved annually by the Trustees. For the year ended March 31, 2021, the Funds incurred the following

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expenses which are included in transfer agent fees and expenses in the Statements of Operations to compensate AFS pursuant to the terms of the Service Agreement:

Fund	Expenses	Payable at March 31, 2021
U.S. Government Securities Class A	$269,088	$20,766
U.S. Government Securities Class C	24,595	1,464
Strategic Bond Class A	359,579	32,445
Strategic Bond Class B	32,459	2,692
Strategic Bond Class C	102,199	7,476
Strategic Bond Class W	265,077	26,938
Flexible Credit Class A	189,960	16,618
Flexible Credit Class C	94,651	6,935
Flexible Credit Class W	267,391	19,329

At March 31, 2021, AIG Active Allocation Fund and AIG Multi-Asset Allocation Fund, each a series of SunAmerica Series, Inc., owned a percentage of the outstanding shares of the following Funds:

	Holder
Fund	AIG Active Allocation Fund	AIG Multi-Asset Allocation Fund
U.S. Government Securities	19.07%	17.32%
Strategic Bond	2.67	2.62
Flexible Credit	3.11	3.00

Note 4. Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended March 31, 2021 were as follows:

Fund	Purchases of Investment Securities (Excluding U.S. Government Securities)	Sales of Investment Securities (Excluding U.S. Government Securities)	Purchase of U.S. Government Securities	Sales of U.S. Government Securities
U.S. Government Securities	$—	$—	$19,091,566	$31,872,435
Strategic Bond	341,570,994	266,856,790	53,386,130	93,684,494
Flexible Credit	176,279,513	237,250,442	—	—

Note 5. Federal Income Taxes

The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October capital losses, late year ordinary losses, distributions payable, straddle loss deferrals, amortization of premium/discount and treatment of defaulted securities.

	Distributable Earnings For the year ended March 31, 2021			Tax Distributions For the year ended March 31, 2021
Fund	Ordinary Income	Long-term Gains/ Capital Loss Carryover	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains
U.S. Government Securities	$767,201	$(19,212,042)	$4,608,676	$1,954,819	$—
Strategic Bond	559,976	(23,749,539)	1,469,214	11,298,705	—
Flexible Credit	1,020,154	(23,474,025)	(377,317)	11,626,470	—

*	Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

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NOTES TO FINANCIAL STATEMENTS — March 31, 2021 — (continued)

	Tax Distributions For the year ended March 31, 2020
Fund	Ordinary Income	Long-Term Capital Gains
U.S. Government Securities	$2,173,041	$—
Strategic Bond	10,676,277	—
Flexible Credit	17,458,208	—

As of March 31, 2021, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards which are available to offset future capital gains, if any:

	Unlimited
Fund	ST	LT
U.S. Government Securities	$13,829,314	$5,382,728
Strategic Bond	—	23,749,539
Flexible Credit	—	23,474,025

The Funds indicated below, utilized capital loss carryforwards, which offset net realized taxable gains in the year ended March 31, 2021:

Fund	Capital Loss Carryforward Utilized
U.S. Government Securities	$530,295
Strategic Bond	7,440,940
Flexible Credit	554,788

Under the current law, capital losses realized after October 31 and late year ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended March 31, 2021, the Funds elected to defer late year ordinary losses and post October capital losses as follows:

Fund	Deferred Late Year Ordinary Loss	Deferred Post-October Short-Term Capital Loss (Gain)	Deferred Post-October Long-Term Capital Loss (Gain)
U.S. Government Securities	$—	$—	$—
Strategic Bond	—	—	—
Flexible Credit	—	—	1,561,350

For the period ended March 31, 2021, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to net paydown adjustments, amortization of discount/premium, treatment of litigation payments and treatment of foreign currency to the components of net assets as follows:

Fund	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
U.S. Government Securities	$819,948	$(819,948)	$—
Strategic Bond	1,083,986	(1,119,575)	35,589
Flexible Credit	677,118	(591,833)	(85,285)

The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

Fund	Aggregate Unrealized Gain	Aggregate Unrealized Loss	Unrealized Gain/(Loss) Net	Cost of Investments
U.S. Government Securities	$6,220,739	$(1,612,063)	$4,608,676	$111,501,165
Strategic Bond	10,919,372	(9,448,031)	1,471,341	373,316,567
Flexible Credit Bond	6,372,755	(6,750,072)	(377,317)	234,639,996

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NOTES TO FINANCIAL STATEMENTS — March 31, 2021 — (continued)

Note 6. Capital Share Transactions

Transactions in capital shares of each class of each Fund were as follows:

	U.S. Government Securities
	Class A
	For the year ended March 31, 2021		For the year ended March 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	2,236,518	$21,764,624	2,586,535	$24,100,485
Reinvested dividends	179,482	1,731,327	207,531	1,934,929
Shares redeemed	(3,626,977)	(34,987,221)	(3,842,653)	(35,899,452)

Net increase (decrease) in shares outstanding before automatic conversion	(1,210,977)	(11,491,270)	(1,048,587)	(9,864,038)

Shares issued/(reacquired) upon automatic conversion	94,688	914,469	15,094	139,280

Net increase (decrease)	(1,116,289)	$(10,576,801)	(1,033,493)	$(9,724,758)

	U.S. Government Securities
	Class C
	For the year ended March 31, 2021		For the year ended March 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	483,806	$4,727,925	917,819	$8,709,707
Reinvested dividends	9,602	92,642	7,718	71,973
Shares redeemed	(780,254)	(7,544,684)	(553,203)	(5,146,810)

Net increase (decrease) in shares outstanding before automatic conversion	(286,846)	(2,724,117)	372,334	3,634,870

Shares issued/(reacquired) upon automatic conversion	(94,806)	(914,469)	(15,104)	(139,280)

Net increase (decrease)	(381,652)	$(3,638,586)	357,230	$3,495,590

	Strategic Bond
	Class A				Class B
	For the year ended March 31, 2021		For the year ended March 31, 2020		For the year ended March 31, 2021		For the year ended March 31, 2020
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	11,723,775	$40,489,625	10,309,167	$34,743,163	2,206,559	$7,531,595	3,336,380	$11,118,974
Reinvested dividends	1,375,200	4,733,156	1,493,539	5,029,334	99,176	340,859	113,560	381,983
Shares redeemed	(10,140,821)	(35,002,379)	(13,182,469)	(43,973,643)	(2,218,556)	(7,622,904)	(3,778,634)	(12,555,019)

Net increase (decrease) in shares outstanding before automatic conversion	2,958,154	10,220,402	(1,379,763)	(4,201,146)	87,179	249,550	(328,694)	(1,054,062)

Shares issued/(reacquired) upon automatic conversion	1,474,886	5,083,563	493,231	1,649,276	(287,296)	(976,210)	(250,694)	(832,069)

Net increase (decrease)	4,433,040	$15,303,965	(886,532)	$(2,551,870)	(200,117)	$(726,660)	(579,388)	$(1,886,131)

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NOTES TO FINANCIAL STATEMENTS — March 31, 2021 — (continued)

	Strategic Bond
	Class C				Class W
	For the year ended March 31, 2021		For the year ended March 31, 2020		For the year ended March 31, 2021		For the year ended March 31, 2020
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,688,032	$12,667,482	5,669,612	$19,212,709	34,392,953	$118,154,325	32,817,775	$109,353,277
Reinvested dividends	278,824	960,806	341,323	1,153,321	939,055	3,234,705	601,837	2,022,543
Shares redeemed	(7,168,100)	(24,718,370)	(5,938,367)	(20,000,269)	(23,435,348)	(79,759,984)	(20,806,887)	(69,465,170)

Net increase (decrease) in shares outstanding before automatic conversion	(3,201,244)	(11,090,082)	72,568	365,761	11,896,660	41,629,046	12,612,725	41,910,650

Shares issued/(reacquired) upon automatic conversion	(1,184,165)	(4,107,353)	(242,044)	(817,207)	—	—	—	—

Net increase (decrease)	(4,385,409)	$(15,197,435)	(169,476)	$(451,446)	11,896,660	$41,629,046	12,612,725	$41,910,650

	Flexible Credit
	Class A
	For the year ended March 31, 2021		For the year ended March 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	4,208,735	$13,456,439	7,500,006	$24,765,601
Reinvested dividends	1,060,848	3,401,156	1,437,578	4,721,251
Shares redeemed	(6,444,142)	(20,843,973)	(18,575,282)	(61,064,646)

Net increase (decrease) in shares outstanding before automatic conversion	(1,174,559)	(3,986,378)	(9,637,698)	(31,577,794)

Shares issued/(reacquired) upon automatic conversion	847,739	2,724,533	248,642	804,010

Net increase (decrease)	(326,820)	$(1,261,845)	(9,389,056)	$(30,773,784)

	Flexible Credit
	Class C				Class W
	For the year ended March 31, 2021		For the year ended March 31, 2020		For the year ended March 31, 2021		For the year ended March 31, 2020
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	818,814	$2,616,747	4,361,074	$14,483,436	13,061,860	$40,519,660	43,533,148	$144,105,349
Reinvested dividends	378,791	1,214,495	539,719	1,779,382	1,032,857	3,297,842	1,595,488	5,232,529
Shares redeemed	(5,958,379)	(19,153,011)	(4,946,574)	(16,081,944)	(30,521,354)	(96,476,879)	(39,178,335)	(124,104,435)

Net increase (decrease) in shares outstanding before automatic conversion	(4,760,774)	(15,321,769)	(45,781)	180,874	(16,426,637)	(52,659,377)	5,950,301	25,233,443

Shares issued/(reacquired) upon automatic conversion	(842,491)	(2,724,533)	(247,238)	(804,010)	—	—	—	—

Net increase (decrease)	(5,603,265)	$(18,046,302)	(293,019)	$(623,136)	(16,426,637)	$(52,659,377)	5,950,301	$25,233,443

Note 7. Line of Credit

The Trust, along with certain other funds managed by the Adviser, has access to a $75 million committed unsecured line of credit and a $50 million uncommitted unsecured line of credit. The committed and uncommitted lines of credit are renewable on an annual basis with State Street Bank and Trust Company (“State Street”), the Trust’s custodian. Prior to September 4, 2020,

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NOTES TO FINANCIAL STATEMENTS — March 31, 2021 — (continued)

interest is payable on the committed line of credit at the higher of the Federal Funds Rate (but not less than zero) plus 125 basis points or the One-Month London Interbank Offered Rate (but not less than zero) plus 125 basis points and State Street’s discretionary bid rate on the uncommitted line of credit. The Trust, on behalf of each of the Funds, has paid State Street for its own account, such Fund’s ratable portion of an upfront fee in an amount equal to $25,000 in the aggregate for the uncommitted line of credit made available by State Street to certain other funds managed by the Adviser, which are also party to the uncommitted line of credit. There is also a commitment fee of 25 basis points per annum on the daily unused portion of the committed line of credit. Effective September 4, 2020, interest on each of the committed and uncommitted lines of credit is payable at a variable rate per annum equal to the Applicable Rate plus one and one quarter of one percent (1.25%). The Applicable Rate per annum shall be equal to the higher of (a) the Federal Funds Effective Rate on such date and (b) the Overnight Bank Funding Rate on such date, plus, in each case, 10 basis points. Notwithstanding anything to the contrary, if the Federal Funds Effective Rate or the Overnight Bank Funding Rate shall be less than zero, then the Federal Funds Effective Rate or the Overnight Bank Funding Rate, shall be deemed to be zero for the purposes of determining the rate. The Trust, on behalf of each of the Funds, has paid State Street for its own account, such Fund’s ratable portion of an upfront fee in an amount equal to $40,000 in the aggregate for the uncommitted line of credit made available by State Street to certain other funds managed by the Adviser, which are also party to the uncommitted line of credit. There is also a commitment fee of 30 basis points per annum on the daily unused portion of the committed line of credit.

Borrowings under the line of credit will commence when the respective Fund’s cash shortfall exceeds $100,000. For the year ended March 31, 2021, the following Funds had borrowings:

Portfolio	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
U.S. Government Securities…………………………………………	5	$330	$1,680,000	1.44%
Strategic Bond …………………………………………………….	4	91	575,000	1.42
Flexible Credit………………………………………………….	59	13,994	5,890,254	1.44

At March 31, 2021, there were no borrowings outstanding.

Note 8. Interfund Lending Agreement

Pursuant to the exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended March 31, 2021, none of the Funds participated in this program.

Note 9. Investment Concentration

The Flexible Credit Fund’s investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Flexible Credit Fund and Strategic Bond Fund invest in participations and assignments, or act as a party to the primary lending syndicate of a variable rate senior loan interest to United States corporations, partnerships, and other entities. If the lead lender in a typical lending syndicate becomes insolvent, enters receivership or, if not FDIC insured, enters into bankruptcy, a Fund may incur certain costs and delays in receiving payment, or may suffer a loss of principal and/or interest. When a Fund purchases a participation of a senior loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation but not with the borrower directly. As such, a Fund is subject to the credit risk of the borrower, selling participant, lender or other persons positioned between the Funds and the borrower.

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NOTES TO FINANCIAL STATEMENTS — March 31, 2021 — (continued)

Each Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, and if the issuer defaulted, a fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. As a result of the U.S. Government Fund’s concentration in such investments, it may be subject to risks associated with U.S. Government agencies or instrumentalities.

Note 10. Other Matters

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

SunAmerica and Touchstone Advisors, Inc. (“Touchstone”) announced that they have entered into a definitive agreement for Touchstone to acquire certain assets related to SunAmerica’s retail mutual fund management business (the “AIG Funds”). Under the terms of the agreement, subject to shareholder approval, twelve of the AIG Funds, including the three SunAmerica Income Series Funds, are expected to be reorganized into either existing or newly created series of trusts in the Touchstone fund complex (the “Reorganizations”), and subsequently will be advised by Touchstone under its sub-advised mutual fund approach. On February 8, 2021, the Boards of Directors/Trustees of the AIG Funds unanimously approved each of the proposed Reorganizations.

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SunAmerica Income Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of SunAmerica Income Funds and Shareholders of AIG Flexible Credit Fund, AIG Strategic Bond Fund, AIG U.S. Government Securities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AIG Flexible Credit Fund, AIG Strategic Bond Fund, and AIG U.S. Government Securities Fund (each a “Fund” constituting SunAmerica Income Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of the date listed in the table below, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agents, brokers and selling or agent banks; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

May 27, 2021

We have served as the auditor of one or more investment companies in the AIG Funds family of funds since 1984.

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SunAmerica Income Funds

TRUSTEE AND OFFICER INFORMATION — March 31, 2021 — (unaudited)

The following table contains basic information regarding the Trustees and Officers that oversee operations of the Funds and other investment companies within the Fund complex. Unless otherwise noted, the address of each Director and executive officer is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.

Name and Age	Position(s) Held With Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee During Past Five Years(3)
Disinterested Trustees

Dr. Judith L. Craven Age: 75	Trustee	2001-present	Retired.	72	Director A.G. Belo Corp. (media company) (1992 to 2014); Director, Sysco Corp. (food marketing and distribution company) (1996 to 2017); Director, Luby’s, Inc. (1998 to 2019).

Richard W. Grant Age: 75	Trustee Chairman of the Board	2011-present	Retired.	23	None

Stephen J. Gutman Age: 77	Trustee	1986-present	Senior Vice President and Associate Broker, The Corcoran Group (real estate) (2002 to present); President, SJG Marketing, Inc. (2009 to present).	23	None

Eileen A. Kamerick Age: 62	Trustee	2018-present	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor of Law, University of Chicago, Washington University in St. Louis and University of Iowa law schools (2007 to Present); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014).	23	Hochschild Mining plc (precious metals company) (2016 to Present); Associated Banc-Corp (financial services company) (2007 to Present); Legg Mason Closed End Funds (registered investment companies) (2013 to Present); Westell Technologies, Inc. (technology company) (2003 to 2016).

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SunAmerica Income Funds

TRUSTEE AND OFFICER INFORMATION — March 31, 2021 — (unaudited) (continued)

Name and Age	Position(s) Held With Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee During Past Five Years(3)
Interested Trustee

Peter A. Harbeck(4) Age: 67	Trustee	1995-present	Retired June 2019; formerly President, CEO (1997 to 2019), and Director (1992 to 2019), SunAmerica; Director, AIG Capital Services, Inc. (“ACS”) (1993 to 2019); Chairman, President and CEO, Advisor Group, Inc. (2004 to 2016).	72	None

(1)	Trustees serve until their successors are duly elected and qualified.
(2)

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or any investment adviser that is an affiliate of the Adviser. The “Fund Complex” includes the Trust (3 funds), SunAmerica Money Market Funds Inc. (“SAMMF”) (1 fund), SunAmerica Equity Funds (“SAEF”) (2 funds), SunAmerica Senior Floating Rate Fund, Inc. (“SASFRF”) (1 fund), SunAmerica Series, Inc. (“SA Series”) (6 funds), Anchor Series Trust (“AST”) (4 portfolios), SunAmerica Specialty Series (6 funds), SunAmerica Series Trust (“SAST”) (61 portfolios), VALIC Company I (“VALIC I”) (45 funds), VALIC Company II (“VALIC II”) (15 funds), Seasons Series Trust (“SST”) (19 portfolios).

(3)	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(4)	Mr. Harbeck is considered to be an Interested Trustee because he owns shares of American International Group, Inc., the ultimate parent of the Adviser.

Additional information concerning the Trustees is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

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TRUSTEE AND OFFICER INFORMATION — March 31, 2021 — (unaudited) (continued)

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

John T. Genoy Age: 52	President	2007-present	Chief Financial Officer, SunAmerica (2002 to present); Senior Vice President, SunAmerica (2004 to present); Chief Operating Officer, SunAmerica (2006 to present).

Sharon French Age: 56	Executive Vice President	2019- present	President and CEO of SunAmerica (since 2019); Vice President of AIG (since 2019); Executive Vice President and Head of Beta Solutions, OppenheimerFunds (2016-2019); President, F-Squared Capital, LLC (financial services) (2013-2015).

Gregory R. Kingston Age: 55 2919 Allen Parkway Houston, Texas 77019	Treasurer	2014-present	Vice President, SunAmerica (2001 to present); Head of Mutual Fund Administration, SunAmerica (2014 to present).

James Nichols Age: 54	Vice President	2006-present	Director, President and CEO, ACS (2006 to present); Senior Vice President, SunAmerica (2002 to present).

Gregory N. Bressler Age: 54	Secretary	2005-present	Senior Vice President and General Counsel, SunAmerica (2005 to present).

Kathleen D. Fuentes Age: 52	Chief Legal Officer and Assistant Secretary	2013-present	Vice President and Deputy General Counsel, SunAmerica (2006 to present).

Timothy P. Pettee Age: 62	Vice President	2018 to Present	Chief Investment Officer, SunAmerica (2018 to Present); Lead Portfolio Manager-Rules Based Funds (2013 to Present); Chief Investment Officer (2003 to 2013)

Shawn Parry Age: 48 2919 Allen Parkway Houston, Texas 77019	Vice President and Assistant Treasurer	2014-present	Assistant Vice President, SunAmerica (2005 to 2014); Vice President, SunAmerica (2014 to present).

Donna M. McManus Age: 60	Vice President and Assistant Treasurer	2014-present	Managing Director, BNY Mellon (2009-2014); Vice President, SunAmerica, (2014 to present).

Christopher C. Joe Age: 51 2919 Allen Parkway Houston, Texas 77019	Chief Compliance Officer	2017 to Present	Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2017-Present); Chief Compliance Officer, VALIC Retirement Services Company (2017-Present); Chief Compliance Officer, The Variable Annuity Life Insurance Company (2017 to Present); Chief Compliance Officer, Invesco PowerShares (2012-2017); Chief Compliance Officer, Invesco Investment Advisers, LLC (2010-2013); U.S. Compliance Director, Invesco Ltd. (2006-2014); Deputy Chief Compliance Officer, Invesco Advisers, LLC (2014-2015).

Matthew J. Hackethal Age: 49	Anti-Money Laundering (“AML”) Compliance Officer	2006-present	Acting Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2016 to 2017); Chief Compliance Officer, SunAmerica (2006 to Present); Chief Compliance Officer, The Variable Annuity Life Insurance Company (2016 to 2017); AML Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2006 to Present); and Vice President, SunAmerica (2011 to Present).

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SHAREHOLDER TAX INFORMATION — March 31, 2021 — (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended March 31, 2021. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in early 2022.

For the year ended March 31, 2021, the Funds paid the following long-term capital gains dividends along with percentage of ordinary income dividends that qualified for the dividends received deduction for corporations:

	Net Long-Term Capital Gains	Qualifying % for the Dividends Received Deduction
U.S. Government Securities Fund Class A	$—	—%
U.S. Government Securities Fund Class C	—	—
Strategic Bond Fund Class A	—	—
Strategic Bond Fund Class B	—	0.09
Strategic Bond Fund Class C	—	0.09
Strategic Bond Fund Class W	—	0.09
Flexible Credit Fund Class A	—	0.16
Flexible Credit Fund Class C	—	0.16
Flexible Credit Fund Class W	—	0.16

For the year ended March 31, 2021, certain dividends paid by the Strategic Bond Fund and Flexible Credit Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Amount
Strategic Bond Fund	$—
Flexible Credit Fund	27

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SunAmerica Income Funds

COMPARISONS: PORTFOLIOS vs. INDICES — (unaudited)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the SunAmerica Income Funds’ portfolios to a similar investment in an index. Please note that “inception,” as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Income Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of Class A shares of each Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

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COMPARISONS: PORTFOLIOS vs. INDICES — (unaudited) (continued)

AIG U.S. Government Securities Fund

The AIG U.S. Government Securities Fund Class A shares returned -4.66% (before maximum sales charge) for the 12-month period ended March 31, 2021. Though posting negative absolute returns, the Fund outperformed its benchmark, the ICE BofAML U.S. Treasury Index*, which returned -5.11% during the same period.

During the early months of the annual period, U.S. Treasury yields were near multi-year lows, flattening‡ the yield curve, due to COVID-19-induced economic pressures. However, as the annual period progressed, the U.S. Treasury yield curve steepened significantly. Short-term yields remained rather range-bound near historical lows, anchored by strong demand for U.S. Treasuries as a “safe haven” and by the U.S. Federal Reserve (the “Fed”) not only keeping the targeted federal funds rate near zero but also indicating it would maintain these low rates for the foreseeable future. Intermediate- and long-term yields rose as economic conditions improved on additional U.S. fiscal stimulus and COVID-19 vaccine rollouts. Interpretation of the Fed’s policy shift as being more tolerant of higher inflation also caused a sell-off in intermediate- and longer-dated securities. (Remember, there is an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)

For the annual period overall, the yield on the three-month U.S. Treasury fell approximately eight basis points† to end the annual period at 0.03%, and the yield on the two-year U.S. Treasury declined approximately seven basis points to end the annual period at 0.16%. The yield on the bellwether 10-year U.S. Treasury rose approximately 104 basis points to end the annual period at 1.74%, while yields on the 30-year U.S. Treasury increased approximately 106 basis points to end the annual period at 2.41%. Meanwhile, mortgage-backed securities generated a rather flat return for the annual period but outperformed U.S. Treasuries.

Amid this backdrop, the Fund’s underweight to U.S. Treasuries compared to the ICE BofAML U.S. Treasury Index (the “benchmark index”) and its out-of-benchmark exposure to mortgage-backed securities contributed positively to its relative results. Issue selection within the Fund’s U.S. Treasury allocation added value as well. More specifically, the Fund’s holdings in each maturity segment, except two, boosted relative results due mainly to being underweight those segments versus the benchmark index. The Fund’s underweight positioning in the 0-1 year segment and in the seven-year to 10-year maturity segments detracted from its relative performance.

The Fund’s shorter duration in U.S. Treasuries compared to the benchmark index helped, given that interest rates generally rose during the annual period. The Fund’s yield curve positioning had a rather neutral effect on relative results during the annual period, as we maintained a slightly underweight but close-to-benchmark positioning across the maturity spectrum.

During the annual period, we made no significant changes to the Fund’s allocation in terms of either holdings and maturity weights, and market conditions did not prompt any notable buys or sells. At the end of the annual period, the Fund had approximately 79.9% of its total net assets invested in U.S. Treasuries, 19.9% in mortgage-backed securities and the remainder in cash and cash equivalents. As of March 31, 2021, the Fund had a slightly shorter duration than that of the benchmark index.

Past performance is no guarantee of future results.

U.S. Government guarantee applies only to the underlying securities of the Fund’s portfolio and not to the Fund shares. Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of your investment in this Fund may go up or down in response to changes in interest rates.

*

The ICE BofAML U.S. Treasury Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market. Indices are not managed and an investor cannot invest directly into an index.

†	A basis point is 1/100th of a percentage point.
‡	A flattening yield curve is one wherein the differential in yields between shorter-term and longer-term maturities narrows; opposite of a steepening yield curve.

Securities listed may or may not be a part of current Fund construction.

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COMPARISONS: PORTFOLIOS vs. INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG U.S. Government Securities Fund Class A shares would have increased to $11,207. The same amount invested in securities mirroring the performance of the ICE BofA US Treasury Index would be valued at $13,385.

AIG U.S. Government Securities Fund

	Class A@		Class C
	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 Year Return	-9.20%	-4.66%	-6.33%	-5.39%
5 Year Return	-0.10%	4.51%	0.19%	0.96%
10 Year Return	1.15%	17.61%	0.97%	10.11%
Since Inception*	3.68%	183.20%	2.80%	82.57%
†	Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*	Inception Date - Class A: 10/1/93; Class C: 06/1/99.
#	For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class C shares has been deducted, as applicable. Effective September 30, 2020, the maximum sales charge with respect to Class A Shares was lowered to 3.75%.
@	As of the close of business on December 2, 2014, Class B shares of the Fund were no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions received by a shareholder from the Fund continued to be automatically reinvested in additional Class B shares of the Fund, at the net asset value per share in effect on the payable date, unless the shareholder had elected to receive them in cash or automatically reinvest them in any retail fund distributed by AIG Capital Services, Inc. As of the close of business on January 27, 2015, all outstanding Class B shares of the Funds were converted to Class A shares.

For the 12-month period ended March 31, 2021, the AIG U.S. Government Securities Fund Class A returned -9.20%, compared to -5.11% for the ICE BofA US Treasury Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 3.75%, Class C: 1.00% CDSC. The fund’s daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

**

The ICE BofA U.S. Treasury Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market. Indices are not managed and an investor cannot invest directly into an index.

97

SunAmerica Income Funds

COMPARISONS: PORTFOLIOS vs. INDICES — (unaudited) (continued)

AIG Strategic Bond Fund

The AIG Strategic Bond Fund Class A shares returned 13.87% (before maximum sales charge) for the 12-month period ended March 31, 2021. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index*, which returned 0.71% during the same annual period. The Fund also outperformed the LIBOR 3-Month Index*, a widely-recognized benchmark of interest rate performance, which returned 0.32% for the same annual period.

The Fund’s outperformance relative to its benchmark can be attributed to a combination of sector allocation, country selection and issue selection. Specifically, allocation positioning within the high yield corporate bond and emerging markets debt sectors helped relative results most, as these sectors significantly outperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the annual period. Having an overweight allocation to and security selection among sovereign debt securities also contributed positively. In addition, having an underweight allocation to U.S. Treasuries, which underperformed the benchmark during the annual period, added value. From an industry perspective, an overweight allocation to communications and security selection within consumer cyclical and energy were the largest positive contributors. Security selection within the investment grade corporate bond, high yield corporate bond and emerging markets debt sectors also boosted the Fund’s relative results. While the Fund remained U.S.-centric, portions of the Fund were allocated to non-U.S. dollar denominated sovereign and emerging market bonds. Holdings in Angola and Egypt contributed most positively to relative results.

Only partially offsetting these positive contributors was the detracting effects of underweight allocations to investment grade corporate bonds and local authority bonds and having a position in cash, albeit a modest one, during an annual period when segments of the fixed income market posted double-digit percentage gains. Security selection among conventional 30-year mortgage-backed securities dampened results as well. From a country selection perspective, holdings in Mexico and Uruguay hurt the Fund’s relative results during the annual period.

Duration positioning contributed positively to the Fund’s performance during the annual period. The Fund maintained a shorter duration profile than that of the Bloomberg Barclays U.S. Aggregate Bond Index, which helped as U.S. Treasury yields across the intermediate and longer-maturity segments of the spectrum rose during the annual period. Importantly, though, the Fund’s duration stance was based more on decisions related to sector allocation than to an outright bet on the path or direction of interest rates. We maintained a preference within the Fund for leveraged finance sectors, such as high yield bonds and floating rate bank loans, as we felt their valuations were attractive. Both high yield bonds and bank loans carry a shorter duration when compared to the Bloomberg Barclays U.S. Aggregate Bond Index, so the weighted average duration of the Fund was comparably lower.

Among individual securities, positions in the sovereign debt issues of Angola and in the issues of energy company Hilcorp Energy I LP/Hilcorp Finance Co. contributed most positively to the Fund’s relative performance during the annual period. Positions in the issues of energy companies PBF Holding Co. LLC/PBF Finance Corp. and Hi-Crush, Inc. and communications company CSC Holdings LLC detracted most from the Fund’s relative results.

The Fund began the annual period with target allocations of 20% to investment grade corporate bonds, 30% to securitized products, 35% to high yield bonds and 15% to emerging markets debt. As market conditions, including macroeconomic, political, geopolitical and monetary policy factors, shifted, we adjusted target allocations accordingly throughout the annual period. For example, in May 2020, we reduced the Fund’s securitized products allocation and increased its allocation to emerging markets debt. Gains in investor confidence drove credit spreads tighter for most fixed income sectors during the first few weeks of May, though at a slower pace than in the prior month. Fueling the optimism was consistent monetary and fiscal support and anticipation of an imminent re-opening of economies as most developed market countries appeared to move past peak COVID-19 infections. In June 2020, we further reduced the Fund’s allocation to securitized products and increased its allocation to high yield bonds. Rising from notably low levels, improving economic data that suggested an imminent start of a recovery drove a sustained rebound in most fixed income sectors, even as markets remained highly dependent on the ongoing support of the U.S. Federal Reserve. In January 2021, we took profits in what we saw as some fully-valued investment grade corporate bonds and moved into shorter-term high quality government securities. Credit markets got off to a strong start in the month but ended on a more tentative note, with credit spreads trading roughly flat overall as investors weighed opposing market dynamics. The allocation shift, in our view, would enable us to take advantage of attractive new opportunities we felt were likely to crop up amid the increased volatility we were starting to see in the credit markets. In March 2021, we reduced the Fund’s investment grade corporate bond allocation and increased its allocation to emerging markets debt on

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COMPARISONS: PORTFOLIOS vs. INDICES — (unaudited) (continued)

expectations that U.S. Treasury yields would continue to move higher. As of March 31, 2021, the Fund had target allocations of 15% to investment grade corporate bonds, 20% to securitized products, 40% to high yield bonds and 25% to emerging markets debt.

Past performance is no guarantee of future results.

Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of an investment in this Fund may go up or down in response to changes in interest rates. High-yield bonds tend to have lower interest rate risk than higher-quality bonds of similar maturity but carry greater credit and default risk. Investing internationally involves special risks, such as currency fluctuations and economic and political instability.

*

The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The LIBOR 3-Month Index is a benchmark interest rate that some of the world’s leading banks charge each other for short-term loans. It serves as the first step to calculating interest rates on various loans throughout the world and is published each day in five currencies: the Swiss franc, the euro, the pound sterling, the Japanese yen, and the U.S. dollar.

Securities listed may or may not be a part of current Fund construction.

99

SunAmerica Income Funds

COMPARISONS: PORTFOLIOS vs. INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG Strategic Bond Fund Class A shares would have increased to $14,182. The same amount invested in securities mirroring the performance of the Bloomberg Barclays U.S. Aggregate Bond Index and the LIBOR 3-Month Index would be valued at $14,025 and $10,918, respectively.

AIG Strategic Bond Fund

	Class A		Class B		Class C		Class W
	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 Year Return	8.37%	13.87%	8.74%	12.74%	12.11%	13.11%	13.77%	13.77%
5 Year Return	3.84%	26.65%	3.76%	22.25%	4.15%	22.52%	5.06%	27.99%
10 Year Return	3.56%	48.76%	3.49%	40.94%	3.38%	39.40%	N/A	N/A
Since Inception*	5.79%	391.05%	6.04%	387.36%	5.58%	332.65%	3.88%	26.49%
†	Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*	Inception Date - Class A: 11/1/93; Class B: 04/1/94; Class C: 04/1/94; Class W: 01/29/15.
#

For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable. Effective September 30, 2020, the maximum sales charge with respect to Class A Shares was lowered to 3.75%.

For the 12-month period ended March 31, 2021, the AIG Strategic Bond Fund Class A returned 8.37%, compared to 0.71% for the Bloomberg Barclays U.S. Aggregate Bond Index and 0.32% for the LIBOR 3-Month Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 3.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. Class B shares of the Fund convert automatically to Class A shares approximately eight years after purchase. The fund’s daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

**

The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

***

The LIBOR 3-Month Index is a benchmark interest rate that some of the world’s leading banks charge each other for short-term loans. It serves as the first step to calculating interest rates on various loans throughout the world and is published each day in five currencies: the Swiss franc, the euro, the pound sterling, the Japanese yen, and the U.S. dollar.

Indices are not managed and an investor cannot invest directly into an index.

100

SunAmerica Income Funds

COMPARISONS: PORTFOLIOS vs. INDICES — (unaudited) (continued)

AIG Flexible Credit Fund

The AIG Flexible Credit Fund Class A shares returned 25.13% (before maximum sales charge) for the 12-month period ended March 31, 2021. The Fund outperformed its benchmark, the Flexible Credit Blended Benchmark, comprised 50% of the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index and 50% of the S&P/LSTA Leveraged Loan Index*, which returned 22.19% during the same annual period. The Fund also outperformed the ICE BofAML USD 3-Month Dep OR CM Index*, a broad measure of market performance, which returned 0.64% for the same annual period.

The Fund actively invests in high yield bonds and floating rate loans and has the flexibility to allocate 0% to 100% of its portfolio to either sector of the leveraged finance market. During the annual period, most of the Fund’s outperformance of the Flexible Credit Blended Benchmark can be attributed to strong security selection across both high yield bonds and floating rate loans. The Fund particularly benefited from positions in issues that had been hard hit by the ripple effects of the COVID-19 pandemic early in the annual period. Prudently, we had sought to take advantage of attractive valuations in the second quarter of 2020 by aggressively buying issues that we believed were positioned to benefit from a re-opening of the economy as COVID-19 pandemic restrictions eased. Sector selection slightly detracted from performance, as the Fund’s exposure, albeit modest, to investment grade corporate bonds and cash, which are not components of the Flexible Credit Blended Benchmark, underperformed high yield bonds and floating rate loans during the annual period.

Security selection across most industries added value. Within the Fund’s floating rate loan allocation, issue selection in the transportation-automotive, consumer non-durables and forest product/containers industries contributed most positively to relative performance. Strong performance within the Fund’s high yield bond allocation was led by effective issue selection in the consumer cyclicals and transportation industries. Conversely, issue selection within the retail and food/tobacco industries detracted modestly within the floating rate loans sector. There were no significant detractors from an issue selection perspective within the high yield bond sector during the annual period.

Based on allocation positioning, having underweights to the financials and media/telecom-cable wireless video industries and an overweight to the consumer non-durables industry within the floating rate loan allocation helped most. However, these positive contributors were more than offset by the detracting effect of underweighted allocations in both the floating rate loan and high yield bond sectors to the energy industry. While we added to the Fund’s energy exposures throughout the annual period and eventually reached a neutral weighting, the purchases were made too slowly to keep up with the strong performance of the industry as oil prices rebounded.

Among individual securities, positions in the loans of commercial vehicle components manufacturer and supplier Accuride Corp. and rigid plastic and films manufacturer and distributor Klockner Pentaplast of America, Inc. and the bonds of hotel property real estate investment trust ESH Hospitality, Inc. contributed most positively to the Fund’s relative performance during the annual period. Positions in the loans of houseware products provider Libbey Glass LLC and the bonds of mining company Freeport-McMoRan, Inc. and sports marketing company Diamond Sports Group LLC detracted most from the Fund’s relative results.

The Fund began the annual period with approximately a 48% allocation to loans, approximately a 47% allocation to high yield bonds and approximately a 2% allocation to investment grade corporate bonds, with the remainder in cash and other sectors, such as structured securities, largely for liquidity purposes. We soon shifted to an approximately 57/43 allocation between high yield bonds and floating rate loans, mostly based on the interest rate environment. The significant drop in LIBOR* and our expectations for continued low interest rates favored high yield bonds, in our view, during the second quarter of 2020. The Fund maintained its overweight to high yield bonds through the third quarter of 2020 given the benign interest rate environment and what we saw as their attractive relative value. By the end of 2020, the Fund had an approximately 53/43 allocation between high yield bonds and floating rate loans, with the remainder in investment grade corporate bonds and cash. Based on relative valuations and rising interest rates, we

101

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COMPARISONS: PORTFOLIOS vs. INDICES — (unaudited) (continued)

began migrating the Fund’s allocation more toward floating rate loans in the first quarter of 2021. As of March 31, 2021, the Fund had approximately a 48% allocation to high yield bonds, approximately a 50% allocation to floating rate loans and the remainder in investment grade corporate bonds and cash.

Past performance is no guarantee of future results.

Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of an investment in this Fund may go up or down in response to changes in interest rates. High-yield bonds tend to have lower interest-rate risk but may be subject to greater market fluctuations and risk of default or loss of income and principal than securities in higher rating categories. High-yield debt instruments carry a greater default risk, may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other debt instruments. Investments in floating rate loans involve certain risks, including, among others risks of nonpayment of principal and interest; collateral impairment; non-diversification and borrower industry concentration; and lack of full liquidity.

*

The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index is a component of the U.S. Corporate High-Yield Bond Index, which covers the universe of fixed-rate, non-investment grade corporate debt of issuers in non-emerging market countries. It is not market capitalization-weighted and each issuer is capped at 2% of the index. The S&P/LSTA Leveraged Loan Index (LLI) reflects the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios. The LLI is the only domestic leveraged loan index that utilizes real-time market weightings spreads and interest payments. The ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity (USD 3-Mo Dep OR CM) Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Fund construction.

102

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COMPARISONS: PORTFOLIOS vs. INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG Flexible Credit Fund Class A shares would have increased to $15,240. The same amount invested in securities mirroring the performance of the Blended Benchmark (50% Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index/50% S&P/LSTA Leveraged Loan Index), the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index, the S&P/LSTA Leveraged Loan Index and the ICE BofA USD 3-Mo Dep OR CM Index would be valued at $16,881, $18,724, $15,167, and $10,939, respectively.

AIG Flexible Credit Fund

	Class A##		Class C		Class W
	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 Year Return	19.22%	25.13%	23.61%	24.61%	25.79%	25.79%
5 Year Return	4.47%	30.50%	4.77%	26.21%	5.74%	32.22%
10 Year Return	4.30%	60.22%	4.14%	50.07%	N/A	N/A
Since Inception*	4.78%	199.16%	4.50%	147.91%	4.48%	32.93%
†	Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*	Inception Date - Class A: 11/2/98; Class C: 08/21/00; Class W: 10/01/14.
#	For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class C shares has been deducted, as applicable. Effective September 30, 2020, the maximum sales charge with respect to Class A Shares was lowered to 3.75%.
##	As of the close of business on December 2, 2014, Class B shares of the Fund were no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions received by a shareholder from the Fund continued to be automatically reinvested in additional Class B shares of the Fund, at the net asset value per share in effect on the payable date, unless the shareholder had elected to receive them in cash or automatically reinvest them in any retail fund distributed by AIG Capital Services, Inc. As of the close of business on January 27, 2015, all outstanding Class B shares of the Funds were converted to Class A shares.

For the 12 month period ended March 31, 2021, the AIG Flexible Credit Fund Class A returned 19.22%, compared to 22.19% for the Blended Benchmark (50% Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index/50% S&P/LSTA Leveraged Loan Index), 23.65% for the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index, 20.71% for the S&P/LSTA Leveraged Loan Index and 0.64% for the ICE BofA USD 3-Mo Dep OR CM Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 3.75%, Class C: 1.00% CDSC. The fund’s daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

@	The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index is a component of the U.S. Corporate High Yield Bond Index, which covers the universe of fixed-rate, non-investment grade corporate debt of issuers in non-emerging market countries. It is not market capitalization-weighted and each issuer is capped at 2% of the index.
††	The S&P/LSTA Leveraged Loan Index (LLI) reflects the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios. The LLI is the only domestic leveraged loan index that utilizes real-time market weightings spreads and interest payments.
***	The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity (USD 3-Mo Dep OR CM) Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity.

Indices are not managed and an investor cannot invest directly into an index.

103

SunAmerica Income Funds

SUPPLEMENT TO THE PROSPECTUS

THE SUPPLEMENT IS NOT PART OF ANNUAL REPORT

SunAmerica Equity Funds

AIG International Dividend Strategy Fund

SunAmerica Income Funds

AIG Flexible Credit Fund

AIG Strategic Bond Fund

AIG U.S. Government Securities Fund

SunAmerica Senior Floating Rate Fund, Inc.

AIG Senior Floating Rate Fund

SunAmerica Series, Inc.

AIG Active Allocation Fund

AIG Focused Dividend Strategy Fund

AIG Multi-Asset Allocation Fund

AIG Select Dividend Growth Fund

AIG Strategic Value Fund

SunAmerica Specialty Series

AIG Focused Alpha Large-Cap Fund

AIG Focused Growth Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated February 8, 2021

to the Summary Prospectus, Prospectus and

Statement of Additional Information of each Fund

SunAmerica Asset Management, LLC (“SunAmerica”), the Funds’ investment adviser, and Touchstone Advisors, Inc. (“Touchstone”) announced that they have entered into a definitive agreement for Touchstone to acquire certain assets related to SunAmerica’s retail mutual fund management business (the “transaction”).

Under the terms of the agreement, subject to Fund shareholder approval, twelve of the Funds are expected to be reorganized into either existing series or newly created series of Touchstone Strategic Trust or Touchstone Funds Group Trust (collectively, the “Touchstone Funds”) (the “Reorganizations”), and subsequently will be advised by Touchstone under its sub-advised mutual fund approach. On February 8, 2021, the Boards of Directors/Trustees of the Funds unanimously approved each of the proposed Reorganizations. The proposed Reorganizations are listed below.

AIG Fund	Acquiring Touchstone Fund
SunAmerica Equity Funds
AIG International Dividend Strategy Fund	Touchstone International Equity Fund, a series of Touchstone Strategic Trust

SunAmerica Income Funds
AIG U.S. Government Securities Fund	Touchstone Active Bond Fund, a series of Touchstone Funds Group Trust
AIG Flexible Credit Fund AIG Strategic Bond Fund	Touchstone Strategic Income Opportunities Fund, a series of Touchstone Strategic Trust

SunAmerica Senior Floating Rate Fund, Inc.
AIG Senior Floating Rate Fund	Touchstone Credit Opportunities Fund, a series of Touchstone Funds Group Trust

104

SunAmerica Income Funds

SUPPLEMENT TO THE PROSPECTUS — (continued)

AIG Fund	Acquiring Touchstone Fund
SunAmerica Series, Inc.
AIG Active Allocation Fund AIG Multi-Asset Allocation Fund	Touchstone Balanced Fund, a series of Touchstone Strategic Trust
AIG Strategic Value Fund	Touchstone Value Fund, a series of Touchstone Strategic Trust
AIG Focused Dividend Strategy Fund AIG Select Dividend Growth Fund	Touchstone Dividend Equity Fund, a series of Touchstone Funds Group Trust

SunAmerica Specialty Series
AIG Focused Alpha Large-Cap Fund	Touchstone Large Cap Focused Fund, a series of Touchstone Strategic Trust
AIG Focused Growth Fund	Touchstone Sands Capital Select Growth Fund, a series of Touchstone Funds Group Trust

The Reorganizations are subject to the completion of certain conditions, including approval by the shareholders of the applicable Fund. If all conditions are satisfied and approvals obtained, the transaction and proposed Reorganizations are expected to close in the third quarter of 2021.

The foregoing disclosure is not intended to solicit a proxy from any Fund shareholder. The solicitation of proxies to effect each Reorganization will only be made by a final, effective Registration Statement on Form N-14, which includes a definitive Proxy Statement/Prospectus, after that Registration Statement is declared effective by the Securities and Exchange Commission (the “SEC”). The Registration Statement on Form N-14 has yet to be filed with the SEC. After the Registration Statement on Form N-14 is filed with the SEC, it may be amended or withdrawn and the Proxy Statement/Prospectus will not be distributed to Fund shareholders unless and until the Registration Statement on Form N-14 is declared effective by the SEC.

Fund shareholders are urged to read the Proxy Statement/Prospectus and other documents filed with the SEC carefully and in their entirety when they become available because these documents will contain important information about the proposed Reorganizations. The Proxy Statement/Prospectus will contain information with respect to the investment objectives, risks, charges and expenses of the Touchstone Funds and other important information that Fund shareholders should carefully consider.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

105

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Trustees

Richard W. Grant

Peter A. Harbeck

Dr. Judith L. Craven

Stephen J. Gutman

Eileen A. Kamerick

Officers

John T. Genoy, President

Sharon French, Executive Vice President

James Nichols, Vice President

Christopher C. Joe, Chief Compliance Officer

Gregory N. Bressler, Secretary

Kathleen Fuentes, Chief Legal Officer and Assistant Secretary

Gregory R. Kingston, Treasurer

Donna McManus, Vice President and Assistant Treasurer

Shawn Parry, Vice President and Assistant Treasurer

Matthew J. Hackethal, Anti-Money Laundering Compliance Officer

Investment Adviser

SunAmerica Asset Management, LLC

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Distributor

AIG Capital Services, Inc.

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Shareholder Servicing Agent

AIG Fund Services, Inc.

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

303 W 11th Street

Kansas City, MO 64105

VOTING PROXIES ON TRUST PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in a Fund’s portfolio, which is available in the Trust’s Statement of Additional Information, may be obtained without charge upon request, by calling (800) 858-8850. The information is also available from the EDGAR database on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

DELIVERY OF SHAREHOLDER DOCUMENTS

The Funds have adopted a policy that allows them to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report (the “shareholder documents”) to shareholders with multiple accounts residing at the same “household.” This practice is called householding and reduces Fund expenses, which benefits you and other shareholders. Unless the Funds receive instructions to the contrary, you will only receive one copy of the shareholder documents. The Funds will continue to household the shareholder documents indefinitely, until we are instructed otherwise. If you do not wish to participate in householding please contact Shareholder Services at (800) 858-8850 ext. 6010 or send a written request with your name, the name of your fund(s) and your account number(s) to AIG Funds, P.O. Box 219186, Kansas City MO, 64121-9186. We will resume individual mailings for your account within thirty (30) days of receipt of your request.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Trust is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

PROXY VOTING RECORD ON SUNAMERICA INCOME FUNDS

Information regarding how the Funds voted proxies relating to securities held in the Funds during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800) 858-8850 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted solely for the general information of shareholders of the Funds. Distribution of this report to persons other than shareholders of the Funds is authorized only in connection with a currently effective prospectus, setting forth details of the Funds, which must precede or accompany this report.

Go Paperless!!

Did you know that you have the option to

receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It’s Quick — Fund documents will be received faster than via traditional mail.

It’s Convenient — Elimination of bulky documents from personal files.

It’s Cost Effective — Reduction of your Fund’s printing and mailing costs.

To sign up for electronic delivery, follow

these simple steps:

1	Go to www.aig.com/funds

2	Click on the link to “Go Paperless!!”

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.aig.com/funds at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

AIG Funds are advised by SunAmerica Asset Management, LLC (SAAMCo) and distributed by AIG Capital Services, Inc. (ACS), Member FINRA. Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, 800-858-8850. SAAMCo and ACS are members of American International Group, Inc. (AIG).

This fund report must be preceded by or accompanied by a prospectus.

Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the AIG Funds Sales Desk at 800-858-8850, ext. 6003, or at aig.com/funds. Read the prospectus carefully before investing.

aig.com/funds

INANN - 3/21

Item 2.	Code of Ethics.

The SunAmerica Income Funds (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (the “Code”). During the fiscal year ended March 31, 2021, there were no reportable waivers or implicit waivers to a provision of the Code that applies to the registrant’s Principal Executive and Principal Accounting Officers (the “Covered Officers”).

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Eileen A. Kamerick, a Trustee of the registrant, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR. Ms. Kamerick is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2020	2021
(a) Audit Fees	$168,431	$170,116
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$54,850	$56,640
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns. Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2020	2021
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$162,195

(e)

(1) The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliates relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2020 and 2021 were $54,850 and $471,835 respectively.

(h)

Non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliates that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the registrant’s audit committee as to whether they were compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Included in Item 1 to the Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11.	Controls and Procedures.

(a)

An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s most recent fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	(1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3) Not applicable.

(4) Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Income Funds

By:	/s/ John T. Genoy
John T. Genoy
President

Date: June 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: June 8, 2021

By:	/s/ Gregory R. Kingston
Gregory R. Kingston
Treasurer

Date: June 8, 2021